                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4708
                                   ---------------------------------------------

                             SunAmerica Income Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                  John T. Genoy
                             Senior Vice President
                        SunAmerica Asset Management, LLC
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: March 31
                        --------------------------

Date of reporting period:  March 31, 2014
                         -------------------------

Item 1. Reports to Stockholders

                                                             ANNUAL REPORT 2014

SUNAMERICA
Income Funds

[PHOTO]





[LOGO]

        MARCH 31, 2014                                             ANNUAL REPORT

SUNAMERICA INCOME FUNDS

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND (SGTAX)

SUNAMERICA GNMA FUND (GNMAX)

SUNAMERICA STRATEGIC BOND FUND (SDIAX)

SUNAMERICA HIGH YIELD BOND FUND (SHNAX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  4
        STATEMENTS OF ASSETS AND LIABILITIES........................  6
        STATEMENTS OF OPERATIONS....................................  8
        STATEMENTS OF CHANGES IN NET ASSETS.........................  9
        FINANCIAL HIGHLIGHTS........................................ 11
        PORTFOLIO OF INVESTMENTS.................................... 15
        NOTES TO FINANCIAL STATEMENTS............................... 62
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 81
        TRUSTEE AND OFFICER INFORMATION............................. 82
        SHAREHOLDER TAX INFORMATION................................. 86
        COMPARISONS: PORTFOLIOS VS. INDICES......................... 87

        SHAREHOLDER LETTER -- (unaudited)

Dear Shareholders,

We are pleased to present this annual update for the SunAmerica Income Funds for the 12 months ended March 31, 2014. It was a period wherein fixed income market performance was pressured, primarily by economic conditions and monetary policies of global central banks. For the annual period overall, the Barclays U.S. Aggregate Bond Index/*/, a broad measure of the U.S. fixed income market, returned -0.10%.

The financial markets, broadly, were active early in the annual period, as yields rose sharply and credit spreads generally widened amidst speculation the Federal Reserve (the "Fed") would cut its monetary stimulus sooner than expected. Then-Fed chair Bernanke first hinted at policy tightening in May 2013 and added to those fears in June suggesting the Fed might begin narrowing its quantitative easing program toward a mid-2014 endpoint if the economy strengthened sufficiently. In contrast to the Fed's more hawkish rhetoric, the European Central Bank (ECB) noted it was "clearly too early" to end the ECB's accommodative stance. Meanwhile, stress in Chinese money markets coincided with production data suggesting the country's economy was already weakening.

Moving into the third quarter of 2013, yields continued their march higher, but risk assets recovered from the second calendar quarter's sell-off, as the market adjusted to the idea of Fed asset purchase tapering, and economic data pointed to sustained momentum in the global economic recovery. However, the Fed decided to keep its level of asset purchases unchanged at its September meeting, catching most market participants off guard. Fixed income assets--both those considered traditional safe havens and those considered risk assets--rallied in response. The shift in tone stemmed from the Fed's concern that the U.S. economy was not expanding as fast as it had hoped. The Fed also cited fiscal headwinds in the form of sequestration spending cuts and the debt ceiling debate as potential obstacles to growth. Mr. Bernanke stressed that the pace of the Fed's bond buying would be dependent on economic data and that the Fed would await further evidence the recovery was sustainable before tapering.

During the second half of the annual period, generally solid economic data, coupled with continued accommodative monetary policy from central banks around the world, raised many investors' expectations for 2014 global economic growth. Despite liquidity concerns in China and tepid economic growth in Europe, market participants were emboldened by signs of expansionary traction in the U.S. and Japan, the world's largest and third-largest economies, respectively. While the two-year U.S. budget deal in December 2013 eased concerns of another U.S. government shutdown in January 2014, the focus quickly shifted to the looming debt-ceiling battle in early 2014. Through forward guidance, the Fed continued to reinforce the message that short-term interest rates were unlikely to be raised for an extended period, a concept that finally seemed to resonate with the market. So, when the Fed announced it would begin tapering its bond buying program in January 2014, the market took the news rather well, with only a modest increase in U.S. Treasury yields immediately after the announcement. The Bank of England also initiated forward guidance to steer policy expectations, while the Bank of Japan pledged to extend its ultra-accommodative monetary policy if needed. The ECB cut rates to 0.25% and confirmed that rates would remain low for an extended period.

The annual period ended with emerging markets dominating headlines, as economic and political developments sparked risk aversion across global markets. Political turmoil in emerging markets, tensions between Russia and Ukraine, and worries about weakening Chinese economic data contributed to risk aversion, which led bond prices higher. In the first quarter of 2014, monetary policy approaches across major central banks started to exhibit greater differentiation after years of synchronized stimulus helped support the global economy. The Fed tapered $10 billion in asset purchases in each month of the quarter as the U.S. economy appeared poised for stronger economic growth, and the Bank of England also managed rate-hike expectations amid an improving domestic dynamic. In contrast, the ECB and Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears.

For the annual period overall, U.S. Treasuries posted negative returns, with the yield on the 10-year U.S. Treasury having risen approximately 86 basis points+ to 2.72% by the end of March 2014. Virtually all non-U.S. Treasury sectors performed better, generating positive returns for the annual period.

On the following pages, you will find detailed financial statements and portfolio information for each of the SunAmerica Income Funds during the annual period.

We thank you for being a part of the SunAmerica Income Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial adviser or get in touch us directly at 800-858-8850 or www.safunds.com.

Sincerely,

THE SUNAMERICA INCOME FUNDS INVESTMENT PROFESSIONALS

   Timothy Pettee       Robert Vanden Assem        Christopher Jones
   Andrew Doulos        Anthony King               John Yovanovic
   Andrew Sheridan      Rajeev Mittal              John Dunlevy



--------
Past performance is no guarantee of future results.

*The Barclays U.S. Aggregate Bond Index represents securities that are
 SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.
+A basis point is 1/100/th/ of a percentage point.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2014 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a fund (each, a "Fund" and collectively the "Funds") in the SunAmerica Income Funds (the "Trust"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at October 1, 2013 and held until March 31, 2014.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2014" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended March 31, 2014" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2014" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Trust's prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2014" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended March 31, 2014" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2014" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2014" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Funds' prospectus, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2014 -- (UNAUDITED) (CONTINUED)


                                              ACTUAL                                  HYPOTHETICAL
                            ------------------------------------------ ------------------------------------------
                                                                                     ENDING ACCOUNT
                                          ENDING ACCOUNT EXPENSES PAID                VALUE USING   EXPENSES PAID
                                           VALUE USING    DURING THE                 A HYPOTHETICAL  DURING THE    EXPENSE
                              BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED    SIX MONTHS     RATIO
                            ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT        ENDED       AS OF
                            AT OCTOBER 1,   MARCH 31,      MARCH 31,   AT OCTOBER 1,   MARCH 31,      MARCH 31,   MARCH 31,
FUND                            2013           2014          2014*         2013           2014          2014*       2014*
----                        ------------- -------------- ------------- ------------- -------------- ------------- ---------
U.S. GOVERNMENT SECURITIES
  Class A#.................   $1,000.00     $1,009.15       $ 4.96       $1,000.00     $1,020.00       $ 4.99       0.99%
  Class B#.................   $1,000.00     $1,004.83       $ 8.20       $1,000.00     $1,016.75       $ 8.25       1.64%
  Class C# ................   $1,000.00     $1,004.83       $ 8.20       $1,000.00     $1,016.75       $ 8.25       1.64%
GNMA
  Class A#.................   $1,000.00     $1,004.36       $ 4.95       $1,000.00     $1,020.00       $ 4.99       0.99%
  Class B#.................   $1,000.00     $1,001.14       $ 8.18       $1,000.00     $1,016.75       $ 8.25       1.64%
  Class C# ................   $1,000.00     $1,000.22       $ 8.18       $1,000.00     $1,016.75       $ 8.25       1.64%
STRATEGIC BOND
  Class A..................   $1,000.00     $1,047.69       $ 6.64       $1,000.00     $1,018.45       $ 6.54       1.30%
  Class B..................   $1,000.00     $1,044.24       $ 9.99       $1,000.00     $1,015.16       $ 9.85       1.96%
  Class C .................   $1,000.00     $1,044.28       $ 9.89       $1,000.00     $1,015.26       $ 9.75       1.94%
HIGH YIELD BOND
  Class A#.................   $1,000.00     $1,058.05       $ 6.98       $1,000.00     $1,018.15       $ 6.84       1.36%
  Class B#.................   $1,000.00     $1,057.58       $10.31       $1,000.00     $1,014.91       $10.10       2.01%
  Class C# ................   $1,000.00     $1,054.45       $10.30       $1,000.00     $1,014.91       $10.10       2.01%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.
# During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2014" and the "Expense Ratios" would have been higher.

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF ASSETS AND LIABILITIES -- MARCH 31, 2014


                                                                                               U.S. GOVERNMENT
                                                                                                 SECURITIES        GNMA
                                                                                                    FUND           FUND
                                                                                               --------------- ------------
ASSETS:
Investments at value (unaffiliated)*..........................................................  $ 95,537,078   $137,912,333
Repurchase agreements (cost approximates value)...............................................    21,151,000     10,002,000
                                                                                                ------------   ------------
  Total investments...........................................................................   116,688,078    147,914,333
                                                                                                ------------   ------------
Cash..........................................................................................           558            665
Foreign cash*.................................................................................            --             --
Receivable for:
  Shares of beneficial interest sold..........................................................       808,217         38,391
  Dividends and interest......................................................................       423,576        448,866
  Investments sold............................................................................            --             --
Prepaid expenses and other assets.............................................................           676          1,071
Due from investment adviser for expense reimbursements/fee waivers............................        33,869         16,742
Unrealized appreciation on forward foreign currency contracts.................................            --             --
                                                                                                ------------   ------------
Total assets..................................................................................   117,954,974    148,420,068
                                                                                                ------------   ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed......................................................       166,147        302,467
  Investments purchased.......................................................................            --     14,081,621
  Investment advisory and management fees.....................................................        62,329         55,060
  Distribution and service maintenance fees...................................................        39,547         58,772
  Transfer agent fees and expenses............................................................        27,644         38,335
  Trustees' fees and expenses.................................................................         4,331          3,491
  Other accrued expenses......................................................................        97,451        109,243
  Dividends payable...........................................................................         7,296         21,536
                                                                                                ------------   ------------
Total liabilities.............................................................................       404,745     14,670,525
                                                                                                ------------   ------------
Net assets....................................................................................  $117,550,229   $133,749,543
                                                                                                ============   ============
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01..........................................................  $    124,628   $    125,590
Paid-in capital...............................................................................   115,353,007    142,840,398
                                                                                                ------------   ------------
                                                                                                 115,477,635    142,965,988
Accumulated undistributed net investment income (loss)........................................      (121,374)      (426,424)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options
 contracts, securities sold short, and foreign exchange transactions..........................    (3,248,870)    (9,790,651)
Unrealized appreciation (depreciation) on investments.........................................     5,442,838      1,000,630
Unrealized appreciation (depreciation) on foreign exchange transactions.......................            --             --
                                                                                                ------------   ------------
Net assets....................................................................................  $117,550,229   $133,749,543
                                                                                                ============   ============
*Cost
  Investments (unaffiliated)..................................................................  $ 90,094,240   $136,911,703
                                                                                                ============   ============
  Foreign cash................................................................................  $         --   $         --
                                                                                                ============   ============

                                                                                                 STRATEGIC    HIGH YIELD
                                                                                                   BOND          BOND
                                                                                                   FUND          FUND
                                                                                               ------------  ------------
ASSETS:
Investments at value (unaffiliated)*.......................................................... $491,107,377  $108,180,345
Repurchase agreements (cost approximates value)...............................................   10,984,000     3,990,000
                                                                                               ------------  ------------
  Total investments...........................................................................  502,091,377   112,170,345
                                                                                               ------------  ------------
Cash..........................................................................................      297,294       143,146
Foreign cash*.................................................................................      275,789            --
Receivable for:
  Shares of beneficial interest sold..........................................................      632,943     1,837,344
  Dividends and interest......................................................................    7,042,210     1,853,034
  Investments sold............................................................................    8,238,814        79,873
Prepaid expenses and other assets.............................................................        3,141         2,493
Due from investment adviser for expense reimbursements/fee waivers............................           --         7,312
Unrealized appreciation on forward foreign currency contracts.................................           --           325
                                                                                               ------------  ------------
Total assets..................................................................................  518,581,568   116,093,872
                                                                                               ------------  ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed......................................................      848,697       287,975
  Investments purchased.......................................................................   16,448,127     1,013,278
  Investment advisory and management fees.....................................................      270,150        71,570
  Distribution and service maintenance fees...................................................      284,521        57,646
  Transfer agent fees and expenses............................................................      104,375        28,842
  Trustees' fees and expenses.................................................................        5,396         3,058
  Other accrued expenses......................................................................      200,943       111,807
  Dividends payable...........................................................................      232,219        73,037
                                                                                               ------------  ------------
Total liabilities.............................................................................   18,394,428     1,647,213
                                                                                               ------------  ------------
Net assets.................................................................................... $500,187,140  $114,446,659
                                                                                               ============  ============
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01.......................................................... $  1,415,362  $    317,877
Paid-in capital...............................................................................  554,863,807   171,863,867
                                                                                               ------------  ------------
                                                                                                556,279,169   172,181,744
Accumulated undistributed net investment income (loss)........................................   (2,115,922)      529,884
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, securities sold short, and foreign exchange transactions..........................  (55,671,252)  (57,580,207)
Unrealized appreciation (depreciation) on investments.........................................    1,684,843      (685,087)
Unrealized appreciation (depreciation) on foreign exchange transactions.......................       10,302           325
                                                                                               ------------  ------------
Net assets.................................................................................... $500,187,140  $114,446,659
                                                                                               ============  ============
*Cost
  Investments (unaffiliated).................................................................. $489,422,534  $108,865,432
                                                                                               ============  ============
  Foreign cash................................................................................ $    273,150  $         --
                                                                                               ============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF ASSETS AND LIABILITIES -- MARCH 31, 2014 -- (CONTINUED)

                                                                                                    U.S. GOVERNMENT
                                                                                                      SECURITIES        GNMA
                                                                                                         FUND           FUND
                                                                                                    --------------- ------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets.........................................................................................  $106,747,142   $101,149,817
Shares of beneficial interest issued and outstanding...............................................    11,316,926      9,506,607
Net asset value and redemption price per share (excluding any applicable contingent deferred sales
 charge)...........................................................................................  $       9.43   $      10.64
Maximum sales charge (4.75% of offering price).....................................................  $       0.47   $       0.53
                                                                                                     ------------   ------------
Maximum offering price to public...................................................................  $       9.90   $      11.17
                                                                                                     ============   ============
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets.........................................................................................  $  3,508,498   $  9,770,139
Shares of beneficial interest issued and outstanding...............................................       371,867        915,703
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................  $       9.43   $      10.67
                                                                                                     ============   ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets.........................................................................................  $  7,294,589   $ 22,829,587
Shares of beneficial interest issued and outstanding...............................................       773,995      2,136,724
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................  $       9.42   $      10.68
                                                                                                     ============   ============

                                                                                                     STRATEGIC   HIGH YIELD
                                                                                                       BOND         BOND
                                                                                                       FUND         FUND
                                                                                                    ------------ -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................................... $255,820,890 $70,713,325
Shares of beneficial interest issued and outstanding...............................................   72,497,845  19,673,591
Net asset value and redemption price per share (excluding any applicable contingent deferred sales
 charge)........................................................................................... $       3.53 $      3.59
Maximum sales charge (4.75% of offering price)..................................................... $       0.18 $      0.18
                                                                                                    ------------ -----------
Maximum offering price to public................................................................... $       3.71 $      3.77
                                                                                                    ============ ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................................... $ 46,461,765 $13,138,407
Shares of beneficial interest issued and outstanding...............................................   13,169,749   3,650,585
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................ $       3.53 $      3.60
                                                                                                    ============ ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets......................................................................................... $197,904,485 $30,594,927
Shares of beneficial interest issued and outstanding...............................................   55,868,613   8,463,561
Net asset value, offering and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................................ $       3.54 $      3.61
                                                                                                    ============ ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED MARCH 31, 2014

                                                                                       U.S. GOVERNMENT                STRATEGIC
                                                                                         SECURITIES        GNMA         BOND
                                                                                            FUND           FUND         FUND
                                                                                       --------------- -----------  ------------
INVESTMENT INCOME:
  Dividends (unaffiliated)............................................................   $        --   $        --  $    119,379
  Interest (unaffiliated).............................................................     2,995,847     3,127,397    30,176,839
                                                                                         -----------   -----------  ------------
   Total investment income*...........................................................     2,995,847     3,127,397    30,296,218
                                                                                         -----------   -----------  ------------
EXPENSES:
  Investment advisory and management fees.............................................       808,571       801,811     3,590,135
  Distribution and service maintenance fees:
   Class A............................................................................       389,108       441,366     1,013,141
   Class B............................................................................        39,371       118,064       507,230
   Class C............................................................................        92,851       319,360     2,289,966
  Transfer agent fees and expenses:
   Class A............................................................................       265,301       298,928       663,234
   Class B............................................................................        10,671        29,695       115,939
   Class C............................................................................        23,590        75,855       518,258
  Registration fees:
   Class A............................................................................        22,836        24,940        43,640
   Class B............................................................................        12,280        10,728        13,193
   Class C............................................................................        15,862        16,444        30,158
  Custodian and accounting fees.......................................................        52,889       119,644       220,455
  Reports to shareholders.............................................................        23,951        43,000       110,601
  Audit and tax fees..................................................................        50,047        49,003        62,736
  Legal fees..........................................................................        11,298        12,318        24,617
  Trustees' fees and expenses.........................................................        10,494        15,693        47,623
  Interest expense....................................................................            --           446           131
  Other expenses......................................................................        18,328        18,951        28,250
                                                                                         -----------   -----------  ------------
   Total expenses before fee waivers, expense reimbursements and expense recoupments..     1,847,448     2,396,246     9,279,307
   Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 3)..      (529,983)     (430,437)           --
                                                                                         -----------   -----------  ------------
   Net expenses.......................................................................     1,317,465     1,965,809     9,279,307
                                                                                         -----------   -----------  ------------
Net investment income (loss)..........................................................     1,678,382     1,161,588    21,016,911
                                                                                         -----------   -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)................................    (2,745,233)   (4,802,030)   (2,393,230)
Net realized foreign exchange gain (loss) on other assets and liabilities.............            --            --       (55,981)
                                                                                         -----------   -----------  ------------
Net realized gain (loss) on investments and foreign currencies........................    (2,745,233)   (4,802,030)   (2,449,211)
                                                                                         -----------   -----------  ------------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)........    (3,524,139)   (4,064,185)  (11,192,606)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities.....            --            --        40,343
                                                                                         -----------   -----------  ------------
Net unrealized gain (loss) on investments and foreign currencies......................    (3,524,139)   (4,064,185)  (11,152,263)
                                                                                         -----------   -----------  ------------
Net realized and unrealized gain (loss) on investments and foreign currencies.........    (6,269,372)   (8,866,215)  (13,601,474)
                                                                                         -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......................   $(4,590,990)  $(7,704,627) $  7,415,437
                                                                                         ===========   ===========  ============
--------
* Net of foreign withholding taxes on interest and dividends of.......................   $        --   $        --  $     27,076
                                                                                         ===========   ===========  ============

                                                                                        HIGH YIELD
                                                                                           BOND
                                                                                           FUND
                                                                                       -----------
INVESTMENT INCOME:
  Dividends (unaffiliated)............................................................ $   156,126
  Interest (unaffiliated).............................................................   7,653,909
                                                                                       -----------
   Total investment income*...........................................................   7,810,035
                                                                                       -----------
EXPENSES:
  Investment advisory and management fees.............................................     865,875
  Distribution and service maintenance fees:
   Class A............................................................................     248,459
   Class B............................................................................     125,633
   Class C............................................................................     318,982
  Transfer agent fees and expenses:
   Class A............................................................................     170,914
   Class B............................................................................      29,831
   Class C............................................................................      74,209
  Registration fees:
   Class A............................................................................      20,251
   Class B............................................................................      13,406
   Class C............................................................................      14,845
  Custodian and accounting fees.......................................................      55,768
  Reports to shareholders.............................................................      24,663
  Audit and tax fees..................................................................      66,261
  Legal fees..........................................................................      10,866
  Trustees' fees and expenses.........................................................      10,296
  Interest expense....................................................................         144
  Other expenses......................................................................      20,590
                                                                                       -----------
   Total expenses before fee waivers, expense reimbursements and expense recoupments..   2,070,993
   Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 3)..    (211,873)
                                                                                       -----------
   Net expenses.......................................................................   1,859,120
                                                                                       -----------
Net investment income (loss)..........................................................   5,950,915
                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)................................  (3,947,535)
Net realized foreign exchange gain (loss) on other assets and liabilities.............       6,279
                                                                                       -----------
Net realized gain (loss) on investments and foreign currencies........................  (3,941,256)
                                                                                       -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)........   3,786,080
Change in unrealized foreign exchange gain (loss) on other assets and liabilities.....       1,959
                                                                                       -----------
Net unrealized gain (loss) on investments and foreign currencies......................   3,788,039
                                                                                       -----------
Net realized and unrealized gain (loss) on investments and foreign currencies.........    (153,217)
                                                                                       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $ 5,797,698
                                                                                       ===========
--------
* Net of foreign withholding taxes on interest and dividends of....................... $       510
                                                                                       ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                U.S. GOVERNMENT
                                                                                                SECURITIES FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2014          2013
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  1,678,382  $  1,803,688
  Net realized gain (loss) on investments and foreign currencies.........................   (2,745,233)      635,015
  Net unrealized gain (loss) on investments and foreign currencies.......................   (3,524,139)      127,518
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................   (4,590,990)    2,566,221
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (2,014,439)   (2,407,603)
  Net investment income (Class B)........................................................      (46,032)      (66,885)
  Net investment income (Class C)........................................................     (109,939)     (193,462)
  Net realized gain on securities (Class A)..............................................           --    (1,485,196)
  Net realized gain on securities (Class B)..............................................           --       (64,225)
  Net realized gain on securities (Class C)..............................................           --      (181,121)
                                                                                          ------------  ------------
Total distributions to shareholders......................................................   (2,170,410)   (4,398,492)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (14,422,091)    2,700,859
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (21,183,491)      868,588

NET ASSETS:
Beginning of period......................................................................  138,733,720   137,865,132
                                                                                          ------------  ------------
End of period+........................................................................... $117,550,229  $138,733,720
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $   (121,374) $     48,069
                                                                                          ============  ============

                                                                                                   GNMA FUND
                                                                                          ---------------------------
                                                                                          FOR THE YEAR   FOR THE YEAR
                                                                                             ENDED          ENDED
                                                                                           MARCH 31,      MARCH 31,
                                                                                              2014           2013
                                                                                          ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  1,161,588  $     623,550
  Net realized gain (loss) on investments and foreign currencies.........................   (4,802,030)     5,819,811
  Net unrealized gain (loss) on investments and foreign currencies.......................   (4,064,185)    (7,628,267)
                                                                                          ------------  -------------
Net increase (decrease) in net assets resulting from operations..........................   (7,704,627)    (1,184,906)
                                                                                          ------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (2,949,014)    (5,347,575)
  Net investment income (Class B)........................................................     (200,563)      (279,727)
  Net investment income (Class C)........................................................     (528,565)    (1,102,427)
  Net realized gain on securities (Class A)..............................................       (2,136)      (639,911)
  Net realized gain on securities (Class B)..............................................         (203)       (46,181)
  Net realized gain on securities (Class C)..............................................         (482)      (185,523)
                                                                                          ------------  -------------
Total distributions to shareholders......................................................   (3,680,963)    (7,601,344)
                                                                                          ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (75,497,136)  (108,594,379)
                                                                                          ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (86,882,726)  (117,380,629)

NET ASSETS:
Beginning of period......................................................................  220,632,269    338,012,898
                                                                                          ------------  -------------
End of period+........................................................................... $133,749,543  $ 220,632,269
                                                                                          ============  =============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $   (426,424) $    (447,124)
                                                                                          ============  =============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                                              STRATEGIC BOND FUND
                                                                                          ---------------------------
                                                                                           FOR THE YEAR  FOR THE YEAR
                                                                                              ENDED         ENDED
                                                                                            MARCH 31,     MARCH 31,
                                                                                               2014          2013
                                                                                          -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  21,016,911  $ 20,816,947
  Net realized gain (loss) on investments and foreign currencies.........................    (2,449,211)   19,525,014
  Net unrealized gain (loss) on investments and foreign currencies.......................   (11,152,263)    6,595,507
                                                                                          -------------  ------------
Net increase (decrease) in net assets resulting from operations..........................     7,415,437    46,937,468
                                                                                          -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (12,243,178)  (12,197,323)
  Net investment income (Class B)........................................................    (1,817,175)   (1,852,378)
  Net investment income (Class C)........................................................    (8,212,267)   (8,911,106)
  Net realized gain on securities (Class A)..............................................            --            --
  Net realized gain on securities (Class B)..............................................            --            --
  Net realized gain on securities (Class C)..............................................            --            --
                                                                                          -------------  ------------
Total distributions to shareholders......................................................   (22,272,620)  (22,960,807)
                                                                                          -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (149,455,773)   37,772,753
                                                                                          -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (164,312,956)   61,749,414

NET ASSETS:
Beginning of period......................................................................   664,500,096   602,750,682
                                                                                          -------------  ------------
End of period+........................................................................... $ 500,187,140  $664,500,096
                                                                                          =============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $  (2,115,922) $ (1,118,244)
                                                                                          =============  ============

                                                                                             HIGH YIELD BOND FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2014          2013
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)........................................................... $  5,950,915  $  7,093,091
  Net realized gain (loss) on investments and foreign currencies.........................   (3,941,256)    1,616,264
  Net unrealized gain (loss) on investments and foreign currencies.......................    3,788,039     4,749,186
                                                                                          ------------  ------------
Net increase (decrease) in net assets resulting from operations..........................    5,797,698    13,458,541
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (3,680,417)   (4,437,764)
  Net investment income (Class B)........................................................     (569,761)     (658,906)
  Net investment income (Class C)........................................................   (1,446,220)   (1,809,761)
  Net realized gain on securities (Class A)..............................................           --            --
  Net realized gain on securities (Class B)..............................................           --            --
  Net realized gain on securities (Class C)..............................................           --            --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................   (5,696,398)   (6,906,431)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).   (7,703,026)  (14,215,891)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................   (7,601,726)   (7,663,781)

NET ASSETS:
Beginning of period......................................................................  122,048,385   129,712,166
                                                                                          ------------  ------------
End of period+........................................................................... $114,446,659  $122,048,385
                                                                                          ============  ============
--------
+ Includes accumulated undistributed net investment income (loss)........................ $    529,884  $     55,507
                                                                                          ============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS

                                                              U.S. GOVERNMENT SECURITIES FUND
                                                              -------------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET                  NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET               ASSETS,
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,              END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL      PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2)    (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------    --------
                                                                          CLASS A
                                                                          -------
  03/31/10    $10.02     $0.21      $(0.28)     $(0.07)    $(0.21)     $(0.19)    $(0.40) $ 9.55   (0.75)%(4) $159,028
  03/31/11      9.55      0.17        0.13        0.30      (0.18)      (0.16)     (0.34)   9.51    3.12       143,978
  03/31/12      9.51      0.17        0.62        0.79      (0.22)      (0.02)     (0.24)  10.06    8.34(5)    118,434
  03/31/13     10.06      0.14        0.05        0.19      (0.21)      (0.13)     (0.34)   9.91    1.84       121,807
  03/31/14      9.91      0.14       (0.45)      (0.31)     (0.17)         --      (0.17)   9.43   (3.11)      106,747
                                                                          CLASS B
                                                                          -------
  03/31/10    $10.02     $0.16      $(0.29)     $(0.13)    $(0.14)     $(0.19)    $(0.33) $ 9.56   (1.29)%(4) $  8,578
  03/31/11      9.56      0.11        0.11        0.22      (0.11)      (0.16)     (0.27)   9.51    2.35         5,710
  03/31/12      9.51      0.11        0.62        0.73      (0.15)      (0.02)     (0.17)  10.07    7.74(5)      4,758
  03/31/13     10.07      0.08        0.04        0.12      (0.14)      (0.13)     (0.27)   9.92    1.18         4,701
  03/31/14      9.92      0.07       (0.45)      (0.38)     (0.11)         --      (0.11)   9.43   (3.84)        3,508
                                                                          CLASS C
                                                                          -------
  03/31/10    $10.01     $0.15      $(0.28)     $(0.13)    $(0.14)     $(0.19)    $(0.33) $ 9.55   (1.30)%(4) $ 14,894
  03/31/11      9.55      0.11        0.11        0.22      (0.11)      (0.16)     (0.27)   9.50    2.35        13,161
  03/31/12      9.50      0.11        0.61        0.72      (0.15)      (0.02)     (0.17)  10.05    7.64(5)     14,673
  03/31/13     10.05      0.08        0.05        0.13      (0.14)      (0.13)     (0.27)   9.91    1.28        12,226
  03/31/14      9.91      0.08       (0.46)      (0.38)     (0.11)         --      (0.11)   9.42   (3.84)        7,295



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES      INCOME TO
 TO AVERAGE      AVERAGE    PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------


    0.99%         2.17%        472%
    0.99          1.77         254
    0.99          1.73         152
    0.99          1.40          89
    0.99          1.42         122


    1.64%         1.59%        472%
    1.64          1.10         254
    1.64          1.09         152
    1.64          0.75          89
    1.64          0.77         122


    1.64%         1.55%        472%
    1.64          1.12         254
    1.64          1.08         152
    1.64          0.76          89
    1.64          0.77         122

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/10 03/31/11 03/31/12 03/31/13 03/31/14
                                         -------- -------- -------- -------- --------
U.S. Government Securities Fund Class A.   0.38%    0.37%    0.39%    0.40%    0.40%
U.S. Government Securities Fund Class B.   0.50     0.53     0.60     0.59     0.73
U.S. Government Securities Fund Class C.   0.44     0.44     0.46     0.45     0.57

(4)The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized from a violation of an investment restriction.
(5)The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        GNMA FUND
                                                                        ---------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,    RATIO OF
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF     EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------
                                                                         CLASS A
                                                                         -------
  03/31/10    $11.78     $ 0.27     $ 0.14      $ 0.41     $(0.29)     $(0.18)    $(0.47) $11.72    3.55%  $290,728     0.99%
  03/31/11     11.72       0.31       0.24        0.55      (0.36)      (0.35)     (0.71)  11.56    4.79    243,801     0.99
  03/31/12     11.56       0.21       0.55        0.76      (0.33)      (0.37)     (0.70)  11.62    6.69    257,413     0.99
  03/31/13     11.62       0.04      (0.07)      (0.03)     (0.29)      (0.04)     (0.33)  11.26   (0.34)   158,830     0.99
  03/31/14     11.26       0.09      (0.45)      (0.36)     (0.26)      (0.00)     (0.26)  10.64   (3.22)   101,150     0.99
                                                                         CLASS B
                                                                         -------
  03/31/10    $11.81     $ 0.20     $ 0.13      $ 0.33     $(0.21)     $(0.18)    $(0.39) $11.75    2.88%  $ 31,715     1.64%
  03/31/11     11.75       0.23       0.25        0.48      (0.29)      (0.35)     (0.64)  11.59    4.11     19,293     1.64
  03/31/12     11.59       0.14       0.55        0.69      (0.26)      (0.37)     (0.63)  11.65    5.99     15,595     1.64
  03/31/13     11.65      (0.03)     (0.08)      (0.11)     (0.21)      (0.04)     (0.25)  11.29   (0.97)    14,331     1.64
  03/31/14     11.29       0.02      (0.45)      (0.43)     (0.19)      (0.00)     (0.19)  10.67   (3.83)     9,770     1.64
                                                                         CLASS C
                                                                         -------
  03/31/10    $11.82     $ 0.19     $ 0.15      $ 0.34     $(0.21)     $(0.18)    $(0.39) $11.77    2.96%  $ 72,985     1.64%
  03/31/11     11.77       0.23       0.24        0.47      (0.29)      (0.35)     (0.64)  11.60    4.02     61,310     1.64
  03/31/12     11.60       0.13       0.57        0.70      (0.26)      (0.37)     (0.63)  11.67    6.07     65,005     1.64
  03/31/13     11.67      (0.03)     (0.08)      (0.11)     (0.21)      (0.04)     (0.25)  11.31   (0.97)    47,471     1.64
  03/31/14     11.31       0.02      (0.46)      (0.44)     (0.19)      (0.00)     (0.19)  10.68   (3.91)    22,830     1.64



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


     2.28%       104%
     2.59        148
     1.76         96
     0.38        150
     0.86         83


     1.63%       104%
     1.89        148
     1.14         96
    (0.27)       150
     0.21         83


     1.63%       104%
     1.94        148
     1.12         96
    (0.26)       150
     0.18         83

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                 03/31/10 03/31/11 03/31/12 03/31/13 03/31/14
                                 -------- -------- -------- -------- --------
  GNMA Fund Class A.............   0.15%    0.15%    0.15%    0.18%    0.24%
  GNMA Fund Class B.............   0.19     0.21     0.22     0.25     0.33
  GNMA Fund Class C.............   0.16     0.17     0.17     0.19     0.27

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                STRATEGIC BOND FUND
                                                                -------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,   RATIO OF
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF    EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- ----------
                                                                      CLASS A
                                                                      -------
  03/31/10     $2.73     $0.19      $ 0.62      $0.81      $(0.21)       $--      $(0.21) $3.33    30.31%  $287,960    1.29%
  03/31/11      3.33      0.19        0.15       0.34       (0.21)        --       (0.21)  3.46    10.45    255,546    1.31
  03/31/12      3.46      0.16        0.02       0.18       (0.19)        --       (0.19)  3.45     5.30    299,325    1.31
  03/31/13      3.45      0.13        0.16       0.29       (0.14)        --       (0.14)  3.60     8.64    336,759    1.30
  03/31/14      3.60      0.14       (0.06)      0.08       (0.15)        --       (0.15)  3.53     2.34    255,821    1.31
                                                                      CLASS B
                                                                      -------
  03/31/10     $2.73     $0.17      $ 0.61      $0.78      $(0.19)       $--      $(0.19) $3.32    29.05%  $ 50,125    1.97%
  03/31/11      3.32      0.16        0.17       0.33       (0.19)        --       (0.19)  3.46    10.04     52,171    1.98
  03/31/12      3.46      0.14        0.01       0.15       (0.16)        --       (0.16)  3.45     4.60     52,000    1.98
  03/31/13      3.45      0.11        0.15       0.26       (0.12)        --       (0.12)  3.59     7.62     56,776    1.97
  03/31/14      3.59      0.12       (0.05)      0.07       (0.13)        --       (0.13)  3.53     1.95     46,462    1.97
                                                                      CLASS C
                                                                      -------
  03/31/10     $2.74     $0.17      $ 0.62      $0.79      $(0.19)       $--      $(0.19) $3.34    29.39%  $256,239    1.94%
  03/31/11      3.34      0.17        0.16       0.33       (0.19)        --       (0.19)  3.48    10.04    250,040    1.96
  03/31/12      3.48      0.14        0.02       0.16       (0.17)        --       (0.17)  3.47     4.63    251,425    1.96
  03/31/13      3.47      0.11        0.15       0.26       (0.12)        --       (0.12)  3.61     7.62    270,965    1.94
  03/31/14      3.61      0.12       (0.06)      0.06       (0.13)        --       (0.13)  3.54     1.69    197,904    1.96



  RATIO
  OF NET
INVESTMENT
INCOME TO
 AVERAGE   PORTFOLIO
NET ASSETS TURNOVER
---------- ---------


   6.13%      157%
   5.50       152
   4.72       144
   3.70       166
   4.01       158


   5.44%      157%
   4.83       152
   4.07       144
   3.02       166
   3.35       158


   5.48%      157%
   4.85       152
   4.09       144
   3.05       166
   3.37       158

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                  HIGH YIELD BOND FUND
                                                                  --------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,   RATIO OF
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENT   BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------
                                                                        CLASS A
                                                                        -------
  03/31/10     $2.52     $0.29      $ 0.89      $1.18      $(0.34)       $--      $(0.34) $3.36    48.44%  $79,245     1.36%
  03/31/11      3.36      0.25        0.16       0.41       (0.27)        --       (0.27)  3.50    12.76    76,156     1.36
  03/31/12      3.50      0.23       (0.08)      0.15       (0.25)        --       (0.25)  3.40     4.52    81,477     1.36
  03/31/13      3.40      0.20        0.18       0.38       (0.20)        --       (0.20)  3.58    11.42    74,175     1.36
  03/31/14      3.58      0.19        0.00       0.19       (0.18)        --       (0.18)  3.59     5.60    70,713     1.36
                                                                        CLASS B
                                                                        -------
  03/31/10     $2.53     $0.27      $ 0.89      $1.16      $(0.32)       $--      $(0.32) $3.37    47.35%  $18,186     2.01%
  03/31/11      3.37      0.23        0.16       0.39       (0.25)        --       (0.25)  3.51    12.02    15,818     2.01
  03/31/12      3.51      0.21       (0.09)      0.12       (0.23)        --       (0.23)  3.40     3.55    11,512     2.01
  03/31/13      3.40      0.18        0.17       0.35       (0.17)        --       (0.17)  3.58    10.70    13,956     2.01
  03/31/14      3.58      0.17        0.01       0.18       (0.16)        --       (0.16)  3.60     5.21    13,138     2.01
                                                                        CLASS C
                                                                        -------
  03/31/10     $2.54     $0.27      $ 0.89      $1.16      $(0.32)       $--      $(0.32) $3.38    47.21%  $44,656     2.01%
  03/31/11      3.38      0.23        0.17       0.40       (0.25)        --       (0.25)  3.53    12.33    39,301     2.01
  03/31/12      3.53      0.21       (0.09)      0.12       (0.23)        --       (0.23)  3.42     3.56    36,723     2.01
  03/31/13      3.42      0.18        0.18       0.36       (0.18)        --       (0.18)  3.60    10.67    33,918     2.01
  03/31/14      3.60      0.17        0.00       0.17       (0.16)        --       (0.16)  3.61     4.92    30,595     2.01



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


    9.34%        110%
    7.47          48
    6.72          52
    5.82          44
    5.41          49


    8.77%        110%
    6.84          48
    6.19          52
    5.16          44
    4.75          49


    8.70%        110%
    6.83          48
    6.11          52
    5.18          44
    4.76          49

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/10 03/31/11 03/31/12 03/31/13 03/31/14
                                         -------- -------- -------- -------- --------
High Yield Bond Fund Class A............   0.18%    0.16%    0.18%    0.16%    0.17%
High Yield Bond Fund Class B............   0.23     0.21     0.25     0.22     0.25
High Yield Bond Fund Class C............   0.18     0.16     0.19     0.16     0.18

See Notes to Financial Statements

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO PROFILE -- MARCH 31, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                     Government National Mtg. Assoc.. 29.2%
                     United States Treasury Notes.... 22.4
                     Repurchase Agreement............ 18.0
                     United States Treasury Bonds.... 16.9
                     Federal Farm Credit Bank........ 10.1
                     Federal Home Loan Bank..........  2.5
                     Small Business Administration...  0.2
                     Federal National Mtg. Assoc.....  0.0
                                                      ----
                                                      99.3%
                                                      ====

CREDIT QUALITY ALLOCATION+#

                               Aaa........  96.7%
                               Not Rated@.   3.3
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 2)
        ----------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 42.0%
        FEDERAL FARM CREDIT BANK -- 10.1%
           0.37% due 02/12/2016.................. $4,500,000 $ 4,494,173
           1.79% due 03/12/2019..................  2,500,000   2,483,350
           1.84% due 07/24/2020..................  5,000,000   4,847,605
                                                             -----------
                                                              11,825,128
                                                             -----------
        FEDERAL HOME LOAN BANK -- 2.5%
           0.97% due 01/30/2017..................  3,000,000   2,993,289
                                                             -----------
        FEDERAL NATIONAL MTG. ASSOC. -- 0.0%
           8.00% due 01/01/2023..................      5,070       5,088
           11.00% due 02/01/2015.................          6           6
           11.50% due 09/01/2019.................        340         342
                                                             -----------
                                                                   5,436
                                                             -----------
        GOVERNMENT NATIONAL MTG. ASSOC. -- 29.2%
           4.50% due 05/15/2018..................    156,595     163,793
           4.50% due 08/15/2018..................    278,022     291,247
           4.50% due 09/15/2018..................    697,129     731,258
           4.50% due 10/15/2018..................    779,761     818,442
           4.50% due 09/15/2033..................    856,753     932,300
           4.50% due 02/15/2039..................      7,314       7,896
           4.50% due 04/15/2039..................    292,670     315,768
           4.50% due 05/15/2039..................    382,937     413,304
           4.50% due 06/15/2039..................    141,915     153,162
           4.50% due 07/15/2039..................    125,615     135,564
           4.50% due 09/15/2039..................    522,675     564,106
           4.50% due 10/15/2039..................    456,116     492,269
           4.50% due 12/15/2039..................    972,330   1,051,343
           4.50% due 01/15/2040..................    604,060     653,163
           4.50% due 02/15/2040..................    663,808     719,692
           4.50% due 03/15/2040..................    618,551     668,470
           4.50% due 04/15/2040..................    458,608     496,169
           4.50% due 05/15/2040..................    398,284     430,577
           4.50% due 06/15/2040..................    593,102     641,201
           4.50% due 07/15/2040..................    785,500     849,227
           4.50% due 08/15/2040..................    303,834     328,528
           4.50% due 09/15/2040..................     13,551      14,624
           4.50% due 03/15/2041..................  1,288,348   1,394,064
           4.50% due 04/15/2041..................    148,512     160,965
           4.50% due 06/15/2041..................    850,852     920,369
           4.50% due 07/15/2041..................     41,227      44,555
           4.50% due 08/15/2041..................    763,950     824,761
           5.00% due 04/15/2018..................    677,798     723,893
           5.00% due 04/15/2033..................      7,199       7,872
           5.00% due 08/15/2033..................    484,913     534,899
           5.00% due 09/15/2033..................    230,111     253,890
           5.00% due 10/15/2033..................    146,843     161,978
           5.00% due 04/15/2034..................      5,894       6,499
           5.00% due 11/15/2034..................     56,125      61,882
           5.00% due 02/15/2035..................      4,764       5,257
           5.00% due 03/15/2035..................    102,140     111,693
           5.00% due 04/15/2035..................     15,128      16,691
           5.00% due 05/15/2035..................    454,713     497,251
           5.00% due 09/15/2035..................    227,868     250,864
           5.00% due 10/15/2035..................     29,860      32,894
           5.00% due 12/15/2035..................     15,419      16,988
           5.00% due 03/15/2036..................    318,035     350,257
           5.00% due 05/15/2036..................    264,376     290,863


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          5.00% due 06/15/2036..................... $  192,026 $  211,492
          5.00% due 09/15/2036.....................    456,583    501,313
          5.00% due 10/15/2036.....................    221,752    242,175
          5.00% due 11/15/2036.....................     13,103     14,397
          5.00% due 12/15/2036.....................     76,719     84,048
          5.00% due 01/15/2037.....................    766,160    841,113
          5.00% due 02/15/2037.....................    215,290    235,488
          5.00% due 03/15/2037.....................    278,771    305,134
          5.00% due 04/15/2037.....................    288,623    316,043
          5.00% due 08/15/2038.....................  1,746,312  1,909,459
          5.00% due 07/20/2039.....................  2,671,982  2,917,578
          5.50% due 11/15/2032.....................      2,075      2,299
          5.50% due 03/15/2033.....................     59,808     66,351
          5.50% due 04/15/2033.....................    165,121    184,351
          5.50% due 05/15/2033.....................    288,828    322,681
          5.50% due 06/15/2033.....................  1,353,220  1,508,194
          5.50% due 07/15/2033.....................    415,025    462,882
          5.50% due 10/15/2033.....................    336,837    376,925
          5.50% due 12/15/2033.....................     63,668     71,245
          5.50% due 01/15/2034.....................  1,118,410  1,247,831
          5.50% due 02/15/2034.....................    672,836    749,183
          6.00% due 01/15/2028.....................        530        593
          6.00% due 04/15/2028.....................    314,592    360,778
          6.00% due 04/15/2029.....................     14,521     16,249
          6.00% due 05/15/2029.....................     10,561     12,154
          6.00% due 06/15/2029.....................      1,387      1,553
          6.00% due 04/15/2031.....................      7,699      8,869
          6.00% due 05/15/2031.....................     12,581     14,492
          6.00% due 11/15/2031.....................     55,892     62,768
          6.00% due 12/15/2031.....................      3,322      3,721
          6.00% due 01/15/2032.....................     37,251     42,880
          6.00% due 02/15/2032.....................      7,701      8,678
          6.00% due 03/15/2032.....................      1,635      1,882
          6.00% due 08/15/2032.....................     86,370     99,169
          6.00% due 11/15/2032.....................     12,880     14,613
          6.00% due 12/15/2032.....................      4,726      5,293
          6.00% due 01/15/2033.....................      7,995      9,055
          6.00% due 02/15/2033.....................      5,735      6,422
          6.00% due 03/15/2033.....................     25,936     29,046
          6.00% due 04/15/2033.....................    117,586    131,687
          6.00% due 07/15/2033.....................     52,261     60,002
          6.00% due 08/15/2033.....................    539,322    621,032
          6.00% due 09/15/2033.....................     99,705    114,730
          6.00% due 10/15/2033.....................    381,127    431,164
          6.00% due 11/15/2033.....................     19,921     22,309
          6.00% due 12/15/2033.....................    238,622    270,975
          6.00% due 02/15/2034.....................     45,349     50,785
          6.00% due 05/15/2034.....................      8,419      9,530
          6.00% due 06/15/2034.....................     14,426     16,599
          6.00% due 07/15/2034.....................    318,230    356,573
          6.00% due 08/15/2034.....................     37,496     42,951
          6.00% due 09/15/2034.....................    124,413    141,062
          6.00% due 10/15/2034.....................    315,318    353,129
          6.00% due 12/15/2034.....................    139,256    155,956
          6.00% due 08/15/2035.....................     65,213     73,052
          6.50% due 02/15/2029.....................      3,848      4,339
          6.50% due 06/15/2031.....................      6,715      7,574

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)



                                                    PRINCIPAL   VALUE
                  SECURITY DESCRIPTION               AMOUNT    (NOTE 2)
       ------------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES (CONTINUED)
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          6.50% due 07/15/2031..................... $  7,450  $     8,397
          6.50% due 08/15/2031.....................   21,503       24,243
          6.50% due 09/15/2031.....................   59,636       67,259
          6.50% due 10/15/2031.....................   84,052       96,568
          6.50% due 11/15/2031.....................    2,360        2,661
          6.50% due 01/15/2032.....................    5,306        5,985
          6.50% due 02/15/2032.....................   72,812       82,270
          7.00% due 07/15/2023.....................    7,513        8,247
          7.00% due 10/15/2023.....................   20,934       21,006
          7.00% due 09/15/2025.....................   63,463       70,675
          7.00% due 03/20/2029.....................    6,772        7,709
          7.00% due 06/20/2029.....................    1,004        1,181
          7.00% due 11/20/2030.....................   18,004       21,461
          7.50% due 04/15/2017.....................    1,117        1,121
          7.50% due 08/15/2023.....................   39,055       40,764
          7.50% due 09/15/2023.....................  167,300      176,307
          9.00% due 12/15/2016.....................    6,959        6,992
          11.00% due 08/20/2015....................       17           17
          11.00% due 09/20/2015....................       37           38
          11.50% due 05/20/2015....................      230          231
                                                              -----------
                                                               34,315,466
                                                              -----------
       SMALL BUSINESS ADMINISTRATION -- 0.2%
          6.30% due 06/01/2018.....................  194,979      206,739
                                                              -----------
       TOTAL U.S. GOVERNMENT AGENCIES
          (cost $46,922,837).......................            49,346,058
                                                              -----------


                                                PRINCIPAL      VALUE
                SECURITY DESCRIPTION             AMOUNT       (NOTE 2)
        ----------------------------------------------------------------
        U.S. GOVERNMENT TREASURIES -- 39.3%
        UNITED STATES TREASURY BONDS -- 16.9%
           3.88% due 08/15/2040............... $ 1,000,000  $  1,065,938
           4.25% due 11/15/2040...............   8,000,000     9,062,496
           4.75% due 02/15/2041...............   8,000,000     9,787,504
                                                            ------------
                                                              19,915,938
                                                            ------------
        UNITED STATES TREASURY NOTES -- 22.4%
           1.25% due 10/31/2015...............   2,000,000     2,030,938
           1.50% due 07/31/2016...............  16,000,000    16,338,752
           2.00% due 02/15/2022...............   5,000,000     4,834,375
           2.75% due 02/15/2024...............   2,000,000     2,004,376
           3.13% due 05/15/2019...............   1,000,000     1,066,641
                                                            ------------
                                                              26,275,082
                                                            ------------
        TOTAL U.S. GOVERNMENT TREASURIES
           (cost $43,171,403).................                46,191,020
                                                            ------------
        TOTAL LONG-TERM INVESTMENT SECURITIES
           (cost $90,094,240).................                95,537,078
                                                            ------------
        REPURCHASE AGREEMENT -- 18.0%
          State Street Bank and Trust Co.
           Joint Repurchase Agreement(1)
           (cost $21,151,000).................  21,151,000    21,151,000
                                                            ------------
        TOTAL INVESTMENTS --
           (cost $111,245,240)(2).............        99.3%  116,688,078
        Other assets less liabilities.........         0.7       862,151
                                               -----------  ------------
        NET ASSETS --                                100.0% $117,550,229
                                               ===========  ============

--------
(1)See Note 2 for details of Joint Repurchase Agreements.
(2)See Note 5 for cost of investments on a tax basis.

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2014 (see Note 2):

                                     LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                         QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                    --------------------- ----------------- ---------------------- ------------
ASSETS:
LONG-TERM INVESTMENT SECURITIES:
  U.S. Government Agencies:
   Federal Farm Credit Bank.........          $--            $ 11,825,128             $--           $ 11,825,128
   Federal Home Loan Bank...........           --               2,993,289              --              2,993,289
   Federal National Mtg. Assoc......           --                   5,436              --                  5,436
   Government National Mtg. Assoc...           --              34,315,466              --             34,315,466
   Small Business Administration....           --                 206,739                                206,739
  U.S. Government Treasuries:
   United States Treasury Bonds.....           --              19,915,938              --             19,915,938
   United States Treasury Notes.....           --              26,275,082              --             26,275,082
Repurchase Agreement................           --              21,151,000              --             21,151,000
                                              ---            ------------             ---           ------------
Total...............................          $--            $116,688,078             $--           $116,688,078
                                              ===            ============             ===           ============

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA GNMA FUND
        PORTFOLIO PROFILE -- MARCH 31, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                    Government National Mtg. Assoc..  92.7%
                    Federal Farm Credit Bank........   8.1
                    Repurchase Agreement............   7.5
                    United States Treasury Notes....   2.2
                    Small Business Administration...   0.1
                                                     -----
                                                     110.6%
                                                     =====

CREDIT QUALITY ALLOCATION+#

                               Aaa........  99.9%
                               Not Rated@.   0.1
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014



                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT     (NOTE 2)
        ----------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 100.9%
        FEDERAL FARM CREDIT BANK -- 8.1%
           0.37% due 02/12/2016.................. $5,500,000 $ 5,492,877
           1.79% due 03/12/2019..................  2,500,000   2,483,350
           1.84% due 07/24/2020..................  3,000,000   2,908,563
                                                             -----------
                                                              10,884,790
                                                             -----------
        GOVERNMENT NATIONAL MTG. ASSOC. -- 92.7%
           3.50% due 11/15/2041..................  1,074,572   1,099,948
           3.50% due 01/15/2042..................    399,207     407,983
           3.50% due 02/15/2042..................    417,221     426,394
           3.50% due 03/15/2042..................  1,099,377   1,123,546
           3.50% due 06/15/2042..................  5,160,857   5,274,312
           3.50% due 07/15/2042..................  1,985,625   2,029,276
           4.00% due 03/15/2039..................    441,644     464,652
           4.00% due 04/15/2039..................    491,061     516,734
           4.00% due 05/15/2039..................     31,836      33,481
           4.00% due 06/15/2039..................  1,379,745   1,451,021
           4.00% due 08/15/2039..................    116,409     122,423
           4.00% due 11/15/2039..................     18,819      19,791
           4.00% due 12/15/2039..................    630,536     663,799
           4.00% due 08/15/2040..................    581,555     611,734
           4.00% due 09/15/2040..................  1,005,389   1,057,380
           4.00% due 11/15/2040..................    781,295     821,655
           4.00% due 12/15/2040..................  1,475,221   1,551,842
           4.00% due 01/15/2041..................     20,527      21,588
           4.00% due 02/15/2041..................    764,321     803,857
           4.00% due 03/15/2041..................    541,022     568,971
           4.00% due 04/15/2041..................    127,644     134,259
           4.00% due 06/15/2041..................     54,682      57,507
           4.00% due 07/15/2041..................  1,290,681   1,357,403
           4.00% due 08/15/2041..................  1,800,935   1,894,132
           4.00% due 09/15/2041..................  3,867,583   4,067,493
           4.00% due 10/15/2041..................  2,049,182   2,155,878
           4.00% due 11/15/2041..................  4,978,068   5,235,318
           4.00% due 12/15/2041..................  2,121,869   2,230,896
           4.00% due 01/15/2042..................  3,676,955   3,865,170
           4.00% due 02/15/2042..................  2,380,843   2,504,185
           4.00% due 03/15/2042..................    630,705     663,286
           4.00% due 04/15/2042..................    116,510     122,533
           4.00% due 05/15/2042..................    132,089     138,925
           4.00% due 06/15/2042..................  1,082,122   1,138,023
           4.00% due May TBA.....................  6,000,000   6,285,000
           4.50% due 05/15/2018..................    247,775     259,163
           4.50% due 08/15/2018..................    146,631     153,583
           4.50% due 09/15/2018..................    417,359     437,682
           4.50% due 10/15/2018..................    663,572     696,588
           4.50% due 08/15/2033..................     44,012      47,771
           4.50% due 09/15/2033..................    119,573     129,786
           4.50% due 10/15/2038..................     96,259     104,015
           4.50% due 12/15/2038..................     80,684      87,609
           4.50% due 02/15/2039..................     31,558      34,057
           4.50% due 03/15/2039..................    277,198     299,251
           4.50% due 04/15/2039..................     77,542      83,777
           4.50% due 05/15/2039..................  1,004,376   1,084,096
           4.50% due 06/15/2039..................  3,823,351   4,126,578
           4.50% due 07/15/2039..................  1,695,837   1,830,411
           4.50% due 08/15/2039..................    123,139     133,157
           4.50% due 09/15/2039..................    159,702     172,370


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          4.50% due 10/15/2039..................... $   60,564 $   65,484
          4.50% due 11/15/2039.....................    566,934    611,848
          4.50% due 12/15/2039.....................    590,807    638,819
          4.50% due 01/15/2040.....................     71,226     77,000
          4.50% due 02/15/2040.....................  2,592,226  2,802,896
          4.50% due 03/15/2040.....................    847,196    915,102
          4.50% due 04/15/2040.....................  1,777,619  1,921,530
          4.50% due 05/15/2040.....................    336,028    363,286
          4.50% due 06/15/2040.....................    627,487    678,264
          4.50% due 07/15/2040.....................    323,745    349,297
          4.50% due 08/15/2040.....................     35,715     38,609
          4.50% due 09/15/2040.....................    402,404    434,840
          4.50% due 10/15/2040.....................     35,167     37,992
          4.50% due 11/15/2040.....................    386,827    417,643
          4.50% due 01/15/2041.....................    492,117    531,508
          4.50% due 02/15/2041.....................    499,930    539,482
          4.50% due 03/15/2041.....................  2,275,382  2,462,382
          4.50% due 04/15/2041.....................  2,899,789  3,129,809
          4.50% due 05/15/2041.....................    730,510    788,996
          4.50% due 06/15/2041.....................    410,388    443,791
          4.50% due 07/15/2041.....................    312,987    337,892
          4.50% due 08/15/2041.....................    351,117    379,503
          4.50% due May TBA........................  4,000,000  4,300,000
          5.00% due 03/15/2018.....................     89,007     95,060
          5.00% due 04/15/2018.....................    978,546  1,045,036
          5.00% due 05/15/2018.....................  1,581,734  1,687,064
          5.00% due 08/15/2033.....................    461,054    504,153
          5.00% due 09/15/2033.....................    236,907    261,384
          5.00% due 10/15/2033.....................  1,365,159  1,506,204
          5.00% due 08/15/2035.....................    790,205    870,351
          5.00% due 02/15/2037.....................    450,514    492,714
          5.00% due 04/15/2037.....................  1,131,460  1,238,242
          5.00% due 04/15/2038.....................  1,104,535  1,207,542
          5.00% due 05/15/2038.....................    659,711    722,398
          5.00% due 01/15/2039.....................    434,873    475,921
          5.00% due 02/15/2039.....................    321,672    351,723
          5.00% due 03/15/2039.....................    653,834    714,800
          5.00% due 04/15/2039.....................    515,258    563,648
          5.00% due 08/15/2039.....................    872,952    953,893
          5.00% due 10/15/2039.....................  1,996,205  2,184,097
          5.00% due 11/15/2039.....................  1,601,019  1,751,002
          5.00% due 12/15/2039.....................  1,318,027  1,446,233
          5.00% due 04/15/2040.....................  1,644,298  1,803,882
          5.00% due 05/15/2040.....................  2,896,311  3,175,675
          5.50% due 06/15/2029.....................      1,368      1,514
          5.50% due 01/15/2032.....................      9,641     10,729
          5.50% due 03/15/2033.....................    155,209    172,802
          5.50% due 04/15/2033.....................    302,854    338,046
          5.50% due 05/15/2033.....................    314,323    350,531
          5.50% due 06/15/2033.....................    112,497    125,515
          5.50% due 07/15/2033.....................      1,820      2,030
          5.50% due 08/15/2033.....................      3,509      3,914
          5.50% due 12/15/2033.....................     20,617     22,853
          5.50% due 01/15/2034.....................     97,511    108,467
          5.50% due 02/15/2034.....................     78,929     87,375
          5.50% due 04/15/2034.....................     62,909     70,401
          5.50% due 04/20/2035.....................    930,270  1,045,740

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)



                                                     PRINCIPAL  VALUE
                   SECURITY DESCRIPTION               AMOUNT   (NOTE 2)
        ---------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES (CONTINUED)
        GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
           5.50% due 06/15/2035..................... $ 75,574  $ 84,240
           5.50% due 09/15/2035.....................  784,088   891,964
           5.50% due 10/15/2035.....................  694,061   773,824
           5.50% due 11/15/2035.....................    9,942    11,083
           5.50% due 12/15/2035.....................   17,033    19,051
           5.50% due 02/15/2036.....................  149,484   166,039
           5.50% due 03/15/2036.....................   47,634    53,053
           5.50% due 05/15/2036.....................   30,857    34,327
           5.50% due 09/15/2036.....................   62,836    69,607
           5.50% due 03/15/2037.....................   72,575    80,247
           5.50% due 05/15/2037.....................   32,945    36,455
           5.50% due 12/15/2037.....................  124,231   137,677
           5.50% due 01/15/2038.....................   62,655    69,436
           5.50% due 02/15/2038.....................  449,575   498,044
           5.50% due 04/15/2038.....................  230,289   255,204
           5.50% due 05/15/2038.....................  547,869   613,981
           5.50% due 06/15/2038.....................  257,883   285,520
           5.50% due 07/15/2038.....................  235,661   261,840
           5.50% due 08/15/2038.....................  222,853   247,664
           5.50% due 10/15/2038.....................  119,584   132,516
           5.50% due 11/15/2038.....................   46,575    51,588
           5.50% due 12/15/2038.....................  183,415   203,344
           5.50% due 01/15/2039.....................   96,073   106,497
           5.50% due 02/15/2039.....................  200,395   222,600
           5.50% due 03/15/2039.....................  114,606   127,560
           5.50% due 05/15/2039.....................   32,629    36,162
           5.50% due 08/15/2039.....................  176,898   195,861
           5.50% due 09/15/2039.....................  234,991   260,333
           5.50% due 10/15/2039.....................   75,001    83,043
           5.50% due 11/15/2039.....................    2,248     2,492
           5.50% due 01/15/2040.....................   32,330    35,815
           5.50% due 03/15/2040.....................  433,054   479,859
           5.50% due 04/15/2040.....................  111,284   123,097
           5.50% due 05/15/2040.....................   81,285    89,890
           5.50% due 08/15/2040.....................  369,642   409,253
           5.50% due 09/15/2040.....................  134,058   148,245
           5.50% due 11/15/2040.....................  123,655   136,751
           5.50% due 02/15/2041.....................  117,994   130,585
           5.50% due 03/15/2041.....................   33,094    36,621
           5.50% due 04/15/2041.....................   89,803    99,299
           5.50% due 05/15/2041.....................   29,056    32,160
           5.50% due 06/15/2041.....................  161,590   178,731
           5.50% due 09/15/2041.....................    8,119     8,978
           6.00% due 11/15/2023.....................    1,137     1,271
           6.00% due 01/15/2024.....................    1,082     1,211
           6.00% due 07/15/2028.....................    1,345     1,505
           6.00% due 12/15/2028.....................   20,479    23,560
           6.00% due 01/15/2029.....................  162,140   182,291
           6.00% due 02/15/2029.....................   94,247   105,714
           6.00% due 03/15/2029.....................  101,917   114,079
           6.00% due 04/15/2029.....................  101,547   114,144
           6.00% due 05/15/2029.....................   17,704    19,829
           6.00% due 06/15/2029.....................   37,749    42,828
           6.00% due 07/15/2029.....................   11,819    13,223
           6.00% due 08/15/2029.....................    6,710     7,511
           6.00% due 04/15/2031.....................    4,258     4,772
           6.00% due 07/15/2031.....................   13,025    14,596


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          6.00% due 10/15/2031..................... $   33,282 $   37,284
          6.00% due 11/15/2031.....................    109,181    122,670
          6.00% due 12/15/2031.....................     38,845     43,693
          6.00% due 01/15/2032.....................     23,252     26,658
          6.00% due 02/15/2032.....................     11,337     12,867
          6.00% due 07/15/2032.....................     23,737     27,330
          6.00% due 09/15/2032.....................     14,348     16,515
          6.00% due 10/15/2032.....................     63,934     72,475
          6.00% due 11/15/2032.....................        760        851
          6.00% due 01/15/2033.....................     47,980     54,202
          6.00% due 02/15/2033.....................     72,964     82,580
          6.00% due 03/15/2033.....................     40,368     45,830
          6.00% due 04/15/2033.....................    113,842    127,916
          6.00% due 05/15/2033.....................     48,846     55,608
          6.00% due 06/15/2033.....................      7,708      8,871
          6.00% due 08/15/2033.....................     56,293     64,310
          6.00% due 10/15/2033.....................     12,860     14,510
          6.00% due 11/15/2033.....................     12,234     14,088
          6.00% due 12/15/2033.....................    128,525    147,046
          6.00% due 01/15/2034.....................     66,881     76,956
          6.00% due 02/15/2034.....................     78,264     88,751
          6.00% due 03/15/2034.....................     22,965     25,719
          6.00% due 04/15/2034.....................     98,149    110,836
          6.00% due 05/15/2034.....................      5,866      6,569
          6.00% due 06/15/2034.....................     55,219     61,842
          6.00% due 07/15/2034.....................     64,565     72,729
          6.00% due 09/15/2034.....................     38,436     43,594
          6.00% due 10/15/2034.....................     27,805     31,140
          6.00% due 12/15/2034.....................     28,861     32,323
          6.00% due 01/15/2035.....................     14,555     16,475
          6.00% due 04/15/2035.....................     25,161     28,936
          6.00% due 05/15/2035.....................      5,992      6,710
          6.00% due 06/15/2035.....................     27,648     31,355
          6.00% due 11/15/2035.....................      2,609      2,922
          6.00% due 12/15/2035.....................     53,940     60,537
          6.00% due 01/15/2036.....................     37,051     42,357
          6.00% due 02/15/2036.....................     46,118     51,843
          6.00% due 03/15/2036.....................     24,452     27,996
          6.00% due 04/15/2036.....................     51,321     58,652
          6.00% due 05/15/2036.....................    126,722    144,402
          6.00% due 06/15/2036.....................     55,305     63,539
          6.00% due 08/15/2036.....................      3,909      4,494
          6.00% due 09/15/2036.....................     26,147     29,352
          6.00% due 10/15/2036.....................     37,560     42,736
          6.00% due 11/15/2036.....................     44,176     49,491
          6.00% due 07/15/2037.....................      8,197      9,218
          6.00% due 09/15/2037.....................      5,866      6,569
          6.00% due 11/15/2037.....................      9,371     10,495
          6.00% due 12/15/2037.....................     11,211     12,546
          6.00% due 01/15/2038.....................      1,330      1,514
          6.00% due 02/15/2038.....................      8,989     10,231
          6.00% due 05/15/2038.....................     20,943     23,437
          6.00% due 06/15/2038.....................     13,310     14,910
          6.00% due 07/15/2038.....................     36,927     41,329
          6.00% due 08/15/2038.....................      4,912      5,503
          6.00% due 09/20/2038.....................  3,042,038  3,389,675
          6.00% due 10/15/2038.....................     64,056     71,780

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)



                                                     PRINCIPAL  VALUE
                   SECURITY DESCRIPTION               AMOUNT   (NOTE 2)
        ---------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES (CONTINUED)
        GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
           6.00% due 11/15/2038..................... $ 44,768  $ 50,176
           6.00% due 12/15/2038.....................   44,640    49,984
           6.00% due 01/15/2039.....................   97,459   109,180
           6.00% due 02/15/2039.....................   21,697    24,319
           6.00% due 08/15/2039.....................   24,577    27,552
           6.00% due 09/15/2039.....................   13,130    14,717
           6.00% due 10/15/2039.....................   21,814    24,383
           6.00% due 02/15/2040.....................    5,190     5,813
           6.00% due 04/15/2040.....................   12,080    13,521
           6.00% due 05/15/2040.....................    2,504     2,798
           6.50% due 03/15/2028.....................    6,481     7,326
           6.50% due 08/15/2028.....................    8,494     9,579
           6.50% due 01/15/2029.....................    1,200     1,353
           6.50% due 02/15/2029.....................      470       542
           6.50% due 03/15/2029.....................   36,033    40,625
           6.50% due 04/15/2029.....................      437       497
           6.50% due 05/15/2029.....................    3,562     4,105
           6.50% due 06/15/2029.....................   13,575    15,634
           6.50% due 07/15/2029.....................      849       958
           6.50% due 10/15/2029.....................    2,536     2,857
           6.50% due 08/15/2031.....................   62,147    70,104
           6.50% due 09/15/2031.....................    9,419    10,623
           6.50% due 10/15/2031.....................   84,052    96,568
           6.50% due 11/15/2031.....................   24,405    27,513
           6.50% due 12/15/2031.....................   45,747    51,558
           6.50% due 02/15/2032.....................   67,424    76,007
           6.50% due 05/15/2032.....................  284,756   321,496
           6.50% due 06/15/2032.....................   26,928    30,390
           7.00% due 03/15/2023.....................    6,222     6,242
           7.00% due 01/20/2024.....................      199       219
           7.00% due 03/20/2024.....................      185       204
           7.00% due 07/20/2025.....................      702       771
           7.00% due 09/15/2025.....................   27,561    30,692
           7.00% due 01/20/2029.....................   13,527    15,631
           7.00% due 02/20/2029.....................    2,447     2,883
           7.00% due 06/20/2029.....................    4,981     5,859
           7.00% due 07/20/2029.....................   16,598    19,402
           7.00% due 09/20/2029.....................    1,755     2,072
           7.00% due 10/20/2029.....................    3,392     4,002
           7.00% due 11/20/2029.....................    1,064     1,250
           7.00% due 03/20/2030.....................    2,291     2,694
           7.00% due 06/20/2030.....................    2,349     2,640
           7.00% due 08/20/2030.....................    4,433     4,977


                                                  PRINCIPAL      VALUE
               SECURITY DESCRIPTION                AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------
    GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
       7.00% due 09/20/2030..................... $     7,007  $      7,921
       7.00% due 10/20/2030.....................       8,354         9,898
       8.00% due 11/15/2026.....................      41,826        47,476
       8.00% due 12/15/2029.....................       4,212         4,397
       8.00% due 04/15/2030.....................      12,278        14,105
       8.00% due 05/15/2030.....................       1,143         1,266
       8.00% due 08/15/2030.....................      20,606        23,626
       8.50% due 03/15/2017.....................       2,738         2,750
       8.50% due 12/15/2022.....................      12,504        12,560
       8.50% due 01/15/2023.....................      15,928        16,303
       8.50% due 09/15/2024.....................       7,378         8,390
       9.00% due 07/15/2016.....................       3,309         3,324
       9.00% due 10/15/2016.....................       1,290         1,296
                                                              ------------
                                                               123,952,066
                                                              ------------
    SMALL BUSINESS ADMINISTRATION -- 0.1%
       6.30% due 06/01/2018.....................      64,993        68,913
                                                              ------------
    TOTAL U.S. GOVERNMENT AGENCIES
       (cost $133,881,703)......................               134,905,769
                                                              ------------
    U.S. GOVERNMENT TREASURIES -- 2.2%
    UNITED STATES TREASURY NOTES -- 2.2%
      2.75% due 02/15/2024
       (cost $3,030,000)........................   3,000,000     3,006,564
                                                              ------------
    TOTAL LONG-TERM INVESTMENT SECURITIES
       (cost $136,911,703)......................               137,912,333
                                                              ------------
    REPURCHASE AGREEMENT -- 7.5%
      State Street Bank and Trust Co.
       Joint Repurchase Agreement(1)
       (cost $10,002,000).......................  10,002,000    10,002,000
                                                              ------------
    TOTAL INVESTMENTS --
       (cost $146,913,703)(2)...................       110.6%  147,914,333
    Liabilities in excess of other assets.......       (10.6)  (14,164,790)
                                                 -----------  ------------
    NET ASSETS --                                      100.0% $133,749,543
                                                 ===========  ============

--------
(1)  See Note 2 for details of Joint Repurchase Agreement.
(2)  See Note 5 for cost of investments on a tax basis.
TBA --Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2014 (see Note 2):

                                     LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                         QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                    --------------------- ----------------- ---------------------- ------------
ASSETS:
LONG-TERM INVESTMENT SECURITIES:
  U.S. Government Agencies:
   Federal Farm Credit Bank.........          $--            $ 10,884,790             $--           $ 10,884,790
   Government National Mtg. Assoc...           --             123,952,066              --            123,952,066
   Small Business Administration....           --                  68,913              --                 68,913
   U.S. Government Treasuries.......           --               3,006,564              --              3,006,564
Repurchase Agreement................           --              10,002,000              --             10,002,000
                                              ---            ------------             ---           ------------
Total...............................          $--            $147,914,333             $--           $147,914,333
                                              ===            ============             ===           ============

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Sovereign.............................. 13.1%
                 Oil Companies-Exploration & Production.  5.3
                 United States Treasury Notes...........  5.1
                 Banks-Commercial.......................  4.6
                 Diversified Banking Institutions.......  4.0
                 Federal National Mtg. Assoc............  2.6
                 Telephone-Integrated...................  2.6
                 Pipelines..............................  2.5
                 Time Deposits..........................  2.4
                 Repurchase Agreements..................  2.2
                 Diversified Financial Services.........  1.7
                 United States Treasury Bonds...........  1.5
                 Medical-Drugs..........................  1.3
                 Oil Companies-Integrated...............  1.3
                 Federal Home Loan Mtg. Corp............  1.3
                 Casino Hotels..........................  1.3
                 Electric-Integrated....................  1.2
                 Finance-Leasing Companies..............  1.1
                 Cable/Satellite TV.....................  1.1
                 Medical-Hospitals......................  1.0
                 Paper & Related Products...............  1.0
                 Retail-Restaurants.....................  1.0
                 Independent Power Producers............  1.0
                 Coal...................................  1.0
                 Cellular Telecom.......................  0.9
                 Building Products-Cement...............  0.9
                 Diversified Manufacturing Operations...  0.9
                 Airlines...............................  0.8
                 Real Estate Investment Trusts..........  0.8
                 Insurance-Life/Health..................  0.8
                 Commercial Services-Finance............  0.8
                 Oil & Gas Drilling.....................  0.8
                 Steel-Producers........................  0.7
                 Telecom Services.......................  0.7
                 Chemicals-Diversified..................  0.7
                 Real Estate Operations & Development...  0.7
                 Computer Services......................  0.6
                 Savings & Loans/Thrifts................  0.6
                 Television.............................  0.6
                 Advertising Services...................  0.6
                 Publishing-Newspapers..................  0.6
                 Diversified Minerals...................  0.6
                 Enterprise Software/Service............  0.5
                 Auto/Truck Parts & Equipment-Original..  0.5
                 Petrochemicals.........................  0.5
                 Finance-Commercial.....................  0.5
                 Medical Products.......................  0.5
                 Aerospace/Defense-Equipment............  0.5
                 Containers-Metal/Glass.................  0.5
                 Gold Mining............................  0.5
                 Insurance-Multi-line...................  0.5
                 Oil Refining & Marketing...............  0.4
                 Alternative Waste Technology...........  0.4
                 Security Services......................  0.4
                 Publishing-Periodicals.................  0.4
                 Electric-Distribution..................  0.4
                 Electronic Components-Semiconductors...  0.4
                 Rental Auto/Equipment..................  0.4
                 Food-Meat Products.....................  0.4
                 Banks-Special Purpose..................  0.4


                  Specified Purpose Acquisitions......... 0.4%
                  Beverages-Non-alcoholic................ 0.4
                  Electric-Generation.................... 0.4
                  Hazardous Waste Disposal............... 0.3
                  Municipal Bonds & Notes................ 0.3
                  Music.................................. 0.3
                  Financial Guarantee Insurance.......... 0.3
                  Special Purpose Entities............... 0.3
                  Retail-Regional Department Stores...... 0.3
                  Computers.............................. 0.3
                  Food-Retail............................ 0.3
                  E-Commerce/Services.................... 0.3
                  Steel Pipe & Tube...................... 0.3
                  Multimedia............................. 0.3
                  Consumer Products-Misc................. 0.3
                  Computer Software...................... 0.3
                  Retail-Music Store..................... 0.3
                  Real Estate Management/Services........ 0.3
                  Containers-Paper/Plastic............... 0.3
                  Food-Dairy Products.................... 0.3
                  Brewery................................ 0.3
                  Marine Services........................ 0.3
                  Building-Residential/Commercial........ 0.3
                  Cruise Lines........................... 0.3
                  Auto-Cars/Light Trucks................. 0.3
                  Storage/Warehousing.................... 0.3
                  Transport-Services..................... 0.2
                  Diversified Operations................. 0.2
                  Chemicals-Plastics..................... 0.2
                  SupraNational Banks.................... 0.2
                  Firearms & Ammunition.................. 0.2
                  Building & Construction-Misc........... 0.2
                  Satellite Telecom...................... 0.2
                  Retail-Pawn Shops...................... 0.2
                  Shipbuilding........................... 0.2
                  Travel Services........................ 0.2
                  Retail-Building Products............... 0.2
                  Advanced Materials..................... 0.2
                  Retail-Automobile...................... 0.2
                  Racetracks............................. 0.2
                  Office Automation & Equipment.......... 0.2
                  Office Supplies & Forms................ 0.2
                  Retail-Drug Store...................... 0.2
                  Investment Management/Advisor Services. 0.2
                  Tools-Hand Held........................ 0.2
                  Medical-Generic Drugs.................. 0.2
                  Advertising Sales...................... 0.2
                  Retail-Apparel/Shoe.................... 0.2
                  Transport-Equipment & Leasing.......... 0.2
                  Direct Marketing....................... 0.2
                  Auto-Heavy Duty Trucks................. 0.2
                  Metal-Iron............................. 0.2
                  Finance-Auto Loans..................... 0.2
                  Advertising Agencies................... 0.2
                  Schools................................ 0.2
                  Metal-Diversified...................... 0.2
                  Insurance-Mutual....................... 0.2
                  Oil-Field Services..................... 0.2
                  Entertainment Software................. 0.2
                  Banks-Fiduciary........................ 0.2
                  Retail-Auto Parts...................... 0.2
                  Semiconductor Equipment................ 0.2

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2014 -- (UNAUDITED) (CONTINUED)


INDUSTRY ALLOCATION* (CONTINUED)

                  Finance-Consumer Loans..............   0.2%
                  Finance-Other Services..............   0.1
                  Municipal Bonds.....................   0.1
                  Non-Hazardous Waste Disposal........   0.1
                  Theaters............................   0.1
                  Regional Authority..................   0.1
                  Commercial Services.................   0.1
                  Sugar...............................   0.1
                  Distribution/Wholesale..............   0.1
                  Steel-Specialty.....................   0.1
                  Electronics-Military................   0.1
                  Machinery-Farming...................   0.1
                  Food-Misc./Diversified..............   0.1
                  Aerospace/Defense...................   0.1
                  Retail-Major Department Stores......   0.1
                  Networking Products.................   0.1
                  Gambling (Non-Hotel)................   0.1
                  Transport-Rail......................   0.1
                  Medical-Wholesale Drug Distribution.   0.1
                  Retail-Discount.....................   0.1
                  Agricultural Chemicals..............   0.1
                  Tennessee Valley Authority..........   0.1
                  Chemicals-Specialty.................   0.1
                  Diagnostic Equipment................   0.1
                  Banks-Super Regional................   0.1
                  Machinery-General Industrial........   0.1
                                                       -----
                                                       100.4%
                                                       =====

CREDIT QUALITY ALLOCATION+#

                               Aaa........  14.0%
                               Aa.........   3.7
                               A..........   6.4
                               Baa........  19.9
                               Ba.........  16.5
                               B..........  20.6
                               Caa........  11.5
                               Ca.........   0.2
                               Not Rated@.   7.2
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014

                                                       PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT**   (NOTE 2)
     ---------------------------------------------------------------------
     ASSET BACKED SECURITIES -- 0.9%
     DIVERSIFIED FINANCIAL SERVICES -- 0.9%
       Avis Budget Rental Car Funding
        AESOP LLC
        Series 2014-1A, Class A
        2.46% due 07/20/2020*......................... $177,000  $  176,562
       Citibank Credit Card Issuance Trust
        Series 2014-A2, Class A2
        1.02% due 02/22/2019..........................  126,000     125,361
       CKE Restaurant Holdings, Inc.
        Series 2013-1A, Class A2
        4.47% due 03/20/2043*.........................   65,010      65,666
       Countrywide Home Loan Mtg. Pass Through Trust
        Series 2005-6, Class 1A11
        5.25% due 02/25/2026(1).......................  300,000     306,056
       Countrywide Home Loan Mtg. Pass Through Trust
        Series 2005-12, Class 2A4
        5.50% due 05/25/2035(1).......................   42,768      43,014
       Discover Card Execution Note Trust
        Series 2007-A1, Class A1
        5.65% due 03/16/2020..........................  330,000     375,907
       Dominos Pizza Master Issuer LLC
        Series 2012-1A, Class A2
        5.22% due 01/25/2042*.........................  101,850     108,951
       Fannie Mae Connecticut Avenue
        Securities FRS
        Series 2013-C01, Class M1
        2.15% due 10/25/2023(1).......................  203,087     206,862
       Federal Home Loan Mtg. Corp.,
        Structured Agency Credit Risk FRS
        Series 2014-DN1, Class M2
        2.35% due 02/25/2024(1).......................   67,000      68,295
       Ford Credit Auto Owner Trust
        Series 2013-D, Class B
        1.54% due 03/15/2019..........................   60,000      59,856
       GS Mtg. Securities Corp. II
        Series 2012-GCJ9, Class A2
        1.76% due 11/10/2045(2).......................  468,000     467,493
       HLSS Servicer Advance Receivables Trust
        Series 2013-T1, Class B2
        1.74% due 01/16/2046*.........................  178,000     177,466
       JPM-BB Commercial Mtg. Securities Trust
        Series 2013-C15, Class A2
        2.98% due 11/15/2045(2).......................  971,000   1,002,235
       Morgan Stanley Bank of America Merrill
        Lynch Trust
        Series 2012-C5, Class A2
        1.97% due 08/15/2045(2).......................  245,843     249,754
       RFMSI Trust
        Series 2006-S1, Class 1A3
        5.75% due 01/25/2036(1).......................  290,884     299,410
       Sonic Capital LLC
        Series 2011-1A, Class A2
        5.44% due 05/20/2041*.........................  214,725     229,228
       TAL Advantage V LLC
        Series 2013-2A, Class A
        3.55% due 11/20/2038*.........................   77,333      77,622
       UBS-Barclays Commercial Mtg. Trust
        Series 2012-C2, Class A2
        2.11% due 05/10/2063(2).......................  262,239     265,086

                                                   PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
         WF-RBS Commercial Mtg. Trust
          Series 2012-C8, Class A2
          1.88% due 08/15/2045(2)................. $  165,030 $  166,224
                                                              ----------
       TOTAL ASSET BACKED SECURITIES
          (cost $4,491,752).......................             4,471,048
                                                              ----------
       U.S. CORPORATE BONDS & NOTES -- 48.9%
       ADVANCED MATERIALS -- 0.2%
         Iracore International Holdings, Inc.
          Senior Sec. Notes
          9.50% due 06/01/2018*...................  1,025,003  1,089,066
                                                              ----------
       ADVERTISING AGENCIES -- 0.2%
         Interpublic Group of Cos., Inc.
          Senior Notes
          3.75% due 02/15/2023....................    353,000    343,255
         Interpublic Group of Cos., Inc.
          Senior Notes
          4.20% due 04/15/2024....................    489,000    490,193
                                                              ----------
                                                                 833,448
                                                              ----------
       ADVERTISING SALES -- 0.2%
         Lamar Media Corp.
          Company Guar. Notes
          5.38% due 01/15/2024*...................    900,000    922,500
                                                              ----------
       ADVERTISING SERVICES -- 0.6%
         Checkout Holding Corp.
          Senior Notes
          zero coupon due 11/15/2015*.............  1,220,000  1,040,050
         Visant Corp.
          Company Guar. Notes
          10.00% due 10/01/2017...................  1,831,000  1,824,134
                                                              ----------
                                                               2,864,184
                                                              ----------
       AEROSPACE/DEFENSE -- 0.1%
         Boeing Co.
          Senior Notes
          0.95% due 05/15/2018....................    490,000    473,705
                                                              ----------
       AEROSPACE/DEFENSE-EQUIPMENT -- 0.5%
         Alliant Techsystems, Inc.
          Company Guar. Notes
          5.25% due 10/01/2021*...................  1,198,000  1,230,945
         Erickson Air-Crane, Inc.
          Sec. Notes
          8.25% due 05/01/2020*...................  1,162,000  1,220,100
                                                              ----------
                                                               2,451,045
                                                              ----------
       AGRICULTURAL CHEMICALS -- 0.1%
         Mosaic Co.
          Senior Notes
          5.45% due 11/15/2033....................    316,000    341,643
                                                              ----------
       AIRLINES -- 0.5%
         Atlas Air, Inc.
          Pass Through Certs.
          Series 1999-1, Class A-1
          7.20% due 07/02/2020....................    741,684    803,800

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      --------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      AIRLINES (CONTINUED)
        Atlas Air, Inc.
         Pass Through Certs.
         Series 1999-1, Class B
         7.63% due 07/02/2016....................... $   87,951 $   90,920
        Atlas Air, Inc.
         Pass Through Certs.
         Series 2000-1, Class B
         9.06% due 07/02/2017.......................    261,046    271,814
        United Airlines Pass Through Trust
         Pass Through Certs.
         Series 2014-1, Class B
         4.75% due 10/11/2023.......................    325,000    326,625
        United Airlines Pass Through Trust
         Pass Through Certs.
         Series 2013-1, Class B
         5.38% due 02/15/2023.......................    897,000    926,152
                                                                ----------
                                                                 2,419,311
                                                                ----------
      ALTERNATIVE WASTE TECHNOLOGY -- 0.4%
        ADS Waste Holdings, Inc.
         Company Guar. Notes
         8.25% due 10/01/2020.......................  1,013,000  1,101,637
        Darling International, Inc.
         Company Guar. Notes
         5.38% due 01/15/2022*......................  1,066,000  1,095,315
                                                                ----------
                                                                 2,196,952
                                                                ----------
      AUTO-CARS/LIGHT TRUCKS -- 0.2%
        Daimler Finance North America LLC
         Company Guar. Notes
         3.88% due 09/15/2021*......................    780,000    818,636
                                                                ----------
      AUTO-HEAVY DUTY TRUCKS -- 0.2%
        Oshkosh Corp.
         Company Guar. Notes
         5.38% due 03/01/2022*......................    850,000    864,875
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.3%
        Affinia Group, Inc.
         Company Guar. Notes
         7.75% due 05/01/2021.......................  1,425,000  1,539,000
                                                                ----------
      BANKS-COMMERCIAL -- 1.0%
        PNC Bank NA
         Senior Notes
         1.13% due 01/27/2017.......................  1,309,000  1,304,520
        Regions Financial Corp.
         Sub. Notes
         7.38% due 12/10/2037.......................    837,000    958,617
        Union Bank NA
         Senior Notes
         3.00% due 06/06/2016.......................  1,593,000  1,665,230
        Zions Bancorporation
         Senior Notes
         4.50% due 03/27/2017.......................    433,000    462,265
        Zions Bancorporation
         Senior Notes
         4.50% due 06/13/2023.......................    837,000    835,428
                                                                ----------
                                                                 5,226,060
                                                                ----------

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     BANKS-FIDUCIARY -- 0.2%
       RBS Citizens Financial Group, Inc.
        Sub. Notes
        4.15% due 09/28/2022*....................... $  775,000 $  765,480
                                                                ----------
     BANKS-SUPER REGIONAL -- 0.0%
       SunTrust Banks, Inc.
        Sub. Notes
        6.00% due 02/15/2026........................     38,000     41,638
                                                                ----------
     BREWERY -- 0.3%
       Anheuser-Busch InBev Finance, Inc.
        Company Guar. Notes
        4.63% due 02/01/2044........................    352,000    361,150
       Anheuser-Busch InBev Worldwide, Inc.
        Company Guar. Notes
        0.80% due 07/15/2015........................  1,001,000  1,004,322
                                                                ----------
                                                                 1,365,472
                                                                ----------
     BUILDING & CONSTRUCTION-MISC. -- 0.2%
       Weekley Homes LLC/Weekley Finance Corp.
        Senior Notes
        6.00% due 02/01/2023........................  1,170,000  1,164,150
                                                                ----------
     BUILDING PRODUCTS-CEMENT -- 0.8%
       Cemex Finance LLC
        Senior Sec. Notes
        6.00% due 04/01/2024*.......................  1,330,000  1,333,325
       Headwaters, Inc.
        Company Guar. Notes
        7.25% due 01/15/2019*.......................    771,000    803,768
       Headwaters, Inc.
        Sec. Notes
        7.63% due 04/01/2019........................  1,861,000  2,005,227
                                                                ----------
                                                                 4,142,320
                                                                ----------
     BUILDING-RESIDENTIAL/COMMERCIAL -- 0.3%
       Meritage Homes Corp.
        Company Guar. Notes
        7.00% due 04/01/2022........................  1,200,000  1,323,000
                                                                ----------
     CABLE/SATELLITE TV -- 0.8%
       CCO Holdings LLC/CCO Holdings Capital Corp.
        Company Guar. Notes
        6.50% due 04/30/2021........................  1,988,000  2,107,280
       DIRECTV Holdings LLC/DIRECTV
        Financing Co., Inc.
        Company Guar. Notes
        4.45% due 04/01/2024........................    352,000    352,993
       TCI Communications, Inc.
        Senior Notes
        7.13% due 02/15/2028........................    250,000    315,813
       Time Warner Cable, Inc.
        Company Guar. Notes
        6.55% due 05/01/2037........................    149,000    173,053
       Time Warner Cable, Inc.
        Company Guar. Notes
        7.30% due 07/01/2038........................    223,000    278,605
       WideOpenWest Finance
        LLC/WideOpenWest Capital Corp.
        Company Guar. Notes
        10.25% due 07/15/2019.......................    825,000    936,375
                                                                ----------
                                                                 4,164,119
                                                                ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     CASINO HOTELS -- 1.0%
       Caesars Entertainment Operating Co., Inc.
        Company Guar. Notes
        10.75% due 02/01/2016....................... $  800,000 $  668,000
       Caesars Entertainment Resort Properties LLC
        Senior Sec. Notes
        8.00% due 10/01/2020*.......................  1,133,000  1,192,482
       Caesars Entertainment Resort Properties LLC
        Sec. Notes
        11.00% due 10/01/2021*......................  1,346,000  1,413,300
       Downstream Development Authority of the
        Quapaw Tribe of Oklahoma
        Senior Sec. Notes
        10.50% due 07/01/2019*......................  1,055,000  1,131,487
       Seminole Hard Rock Entertainment, Inc./
        Seminole Hard Rock International LLC
        Company Guar. Notes
        5.88% due 05/15/2021*.......................    575,000    579,313
                                                                ----------
                                                                 4,984,582
                                                                ----------
     CELLULAR TELECOM -- 0.9%
       Sprint Communications, Inc.
        Senior Notes
        7.00% due 08/15/2020........................  1,992,000  2,171,280
       T-Mobile USA, Inc.
        Company Guar. Notes
        5.25% due 09/01/2018........................    345,000    364,838
       T-Mobile USA, Inc.
        Company Guar. Notes
        6.13% due 01/15/2022........................    675,000    707,062
       T-Mobile USA, Inc.
        Company Guar. Notes
        6.46% due 04/28/2019........................    611,000    653,770
       T-Mobile USA, Inc.
        Company Guar. Notes
        6.63% due 04/28/2021........................    659,000    708,425
                                                                ----------
                                                                 4,605,375
                                                                ----------
     CHEMICALS-DIVERSIFIED -- 0.5%
       Chemtura Corp.
        Company Guar. Notes
        5.75% due 07/15/2021........................  1,026,000  1,064,475
       Olin Corp.
        Senior Notes
        5.50% due 08/15/2022........................  1,355,000  1,385,487
                                                                ----------
                                                                 2,449,962
                                                                ----------
     CHEMICALS-PLASTICS -- 0.2%
       PolyOne Corp.
        Senior Notes
        5.25% due 03/15/2023........................  1,229,000  1,235,145
                                                                ----------
     CHEMICALS-SPECIALTY -- 0.1%
       Lubrizol Corp.
        Company Guar. Notes
        6.50% due 10/01/2034........................    248,000    313,710
                                                                ----------

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
        --------------------------------------------------------------
        COAL -- 0.8%
          Murray Energy Corp.
           Senior Sec. Notes
           8.63% due 06/15/2021*................. $1,020,000 $1,073,550
          Peabody Energy Corp.
           Company Guar. Notes
           6.00% due 11/15/2018..................  1,075,000  1,127,406
          SunCoke Energy Partners LP/SunCoke
           Energy Partners Finance Corp.
           Company Guar. Notes
           7.38% due 02/01/2020*.................  1,591,000  1,698,393
                                                             ----------
                                                              3,899,349
                                                             ----------
        COMMERCIAL SERVICES-FINANCE -- 0.8%
          Harland Clarke Holdings Corp.
           Senior Sec. Notes
           6.88% due 03/01/2020*.................    670,000    680,050
          Harland Clarke Holdings Corp.
           Senior Notes
           9.25% due 03/01/2021*.................  1,618,000  1,626,090
          Harland Clarke Holdings Corp.
           Senior Sec. Notes
           9.75% due 08/01/2018*.................  1,345,000  1,476,137
                                                             ----------
                                                              3,782,277
                                                             ----------
        COMPUTER SERVICES -- 0.4%
          Compiler Finance Sub, Inc.
           Senior Notes
           7.00% due 05/01/2021*.................  1,564,000  1,575,730
          International Business Machines Corp.
           Senior Notes
           1.63% due 05/15/2020..................    623,000    589,476
                                                             ----------
                                                              2,165,206
                                                             ----------
        COMPUTERS -- 0.3%
          Hewlett-Packard Co.
           Senior Notes
           6.00% due 09/15/2041..................  1,457,000  1,595,524
                                                             ----------
        CONSUMER PRODUCTS-MISC. -- 0.3%
          Reynolds Group Issuer, Inc./Reynolds
           Group Issuer LLC
           Senior Sec. Notes
           5.75% due 10/15/2020..................  1,439,000  1,507,353
                                                             ----------
        CONTAINERS-METAL/GLASS -- 0.5%
          Crown Cork & Seal Co., Inc.
           Senior Notes
           7.38% due 12/15/2026..................  2,200,000  2,442,000
                                                             ----------
        CONTAINERS-PAPER/PLASTIC -- 0.3%
          Consolidated Container Co. LLC/
           Consolidated Container Capital, Inc.
           Company Guar. Notes
           10.13% due 07/15/2020*................  1,347,000  1,431,188
                                                             ----------
        DIAGNOSTIC EQUIPMENT -- 0.1%
          Life Technologies Corp.
           Senior Notes
           5.00% due 01/15/2021..................    252,000    280,191
                                                             ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                  PRINCIPAL     VALUE
                 SECURITY DESCRIPTION             AMOUNT**     (NOTE 2)
       ------------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       DIRECT MARKETING -- 0.2%
         Catalina Marketing Corp.
          Company Guar. Notes
          11.63% due 10/01/2017*................   $  850,100 $   888,355
                                                              -----------
       DISTRIBUTION/WHOLESALE -- 0.1%
         LKQ Corp.
          Company Guar. Notes
          4.75% due 05/15/2023*.................      620,000     587,450
                                                              -----------
       DIVERSIFIED BANKING INSTITUTIONS -- 2.5%
         Bank of America Corp.
          Senior Notes
          4.88% due 04/01/2044..................      379,000     380,724
         Bank of America Corp.
          Sub. Notes
          5.49% due 03/15/2019..................      900,000     999,669
         Citigroup, Inc.
          Sub. Notes
          4.05% due 07/30/2022..................      380,000     381,467
         Citigroup, Inc.
          Sub. Notes
          5.88% due 02/22/2033..................    1,940,000   2,063,336
         Goldman Sachs Group, Inc.
          Senior Notes
          5.25% due 07/27/2021..................    1,001,000   1,108,097
         Goldman Sachs Group, Inc.
          Senior Notes
          6.13% due 02/15/2033..................      518,000     599,980
         Goldman Sachs Group, Inc.
          Sub. Notes
          6.75% due 10/01/2037..................    1,619,000   1,854,595
         JPMorgan Chase & Co.
          Senior Notes
          4.25% due 11/02/2018.................. NZD  750,000     620,670
         JPMorgan Chase & Co.
          Senior Notes
          4.40% due 07/22/2020..................    1,055,000   1,137,226
         Merrill Lynch & Co., Inc.
          Sub. Notes
          6.11% due 01/29/2037..................      929,000   1,038,971
         Morgan Stanley
          Senior Notes
          4.75% due 03/22/2017..................      700,000     763,930
         Morgan Stanley
          Sub. Notes
          4.88% due 11/01/2022..................    1,215,000   1,276,703
         NationsBank Corp.
          Sub. Notes
          7.25% due 10/15/2025..................      117,000     138,228
                                                              -----------
                                                               12,363,596
                                                              -----------
       DIVERSIFIED FINANCIAL SERVICES -- 0.5%
         General Electric Capital Corp.
          Senior Notes
          5.55% due 05/04/2020..................      875,000   1,008,159

                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    -----------------------------------------------------------------------
    DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
      General Electric Capital Corp.
       Senior Notes
       5.88% due 01/14/2038........................... $  508,000 $  598,884
      General Electric Capital Corp.
       Senior Notes
       6.75% due 03/15/2032...........................    527,000    677,581
                                                                  ----------
                                                                   2,284,624
                                                                  ----------
    DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
      JB Poindexter & Co., Inc.
       Senior Notes
       9.00% due 04/01/2022*..........................  1,325,000  1,417,750
      Textron, Inc.
       Senior Notes
       4.63% due 09/21/2016...........................    595,000    639,407
                                                                  ----------
                                                                   2,057,157
                                                                  ----------
    E-COMMERCE/SERVICES -- 0.3%
      Netflix, Inc.
       Senior Notes
       5.38% due 02/01/2021...........................  1,215,000  1,275,750
      Netflix, Inc.
       Senior Notes
       5.75% due 03/01/2024*..........................    300,000    310,500
                                                                  ----------
                                                                   1,586,250
                                                                  ----------
    ELECTRIC-GENERATION -- 0.3%
      AES Corp.
       Senior Notes
       5.50% due 03/15/2024...........................  1,020,000  1,012,350
      Reliant Energy Mid-Atlantic Power Holdings LLC
       Pass Through Certs., Series B
       9.24% due 07/02/2017...........................    299,035    300,530
                                                                  ----------
                                                                   1,312,880
                                                                  ----------
    ELECTRIC-INTEGRATED -- 0.9%
      Dominion Gas Holdings LLC
       Senior Notes
       4.80% due 11/01/2043*..........................    252,000    256,967
      Dominion Resources, Inc.
       Senior Notes
       5.25% due 08/01/2033...........................    860,000    945,442
      FirstEnergy Corp.
       Senior Notes
       7.38% due 11/15/2031...........................    456,000    523,787
      Georgia Power Co.
       Senior Notes
       3.00% due 04/15/2016...........................    180,000    187,933
      Great Plains Energy, Inc.
       Senior Notes
       5.29% due 06/15/2022...........................    335,000    371,546
      Mirant Mid Atlantic LLC Pass Through Trust
       Pass Through Certs., Series B
       9.13% due 06/30/2017...........................    346,123    370,351
      Monongahela Power Co.
       1st Mtg. Notes
       5.40% due 12/15/2043*..........................    242,000    265,400

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      ELECTRIC-INTEGRATED (CONTINUED)
        NiSource Finance Corp.
         Company Guar. Notes
         5.25% due 02/15/2043....................... $  444,000 $  453,494
        PPL Capital Funding, Inc.
         Company Guar. Notes
         5.00% due 03/15/2044.......................    515,000    521,719
        Puget Energy, Inc.
         Senior Sec. Notes
         6.00% due 09/01/2021.......................    376,000    433,211
                                                                ----------
                                                                 4,329,850
                                                                ----------
      ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.4%
        Amkor Technology, Inc.
         Senior Notes
         6.38% due 10/01/2022.......................  1,257,000  1,302,566
        Amkor Technology, Inc.
         Senior Notes
         6.63% due 06/01/2021.......................    152,000    162,260
        Intel Corp.
         Senior Notes
         1.35% due 12/15/2017.......................    496,000    492,640
                                                                ----------
                                                                 1,957,466
                                                                ----------
      ELECTRONICS-MILITARY -- 0.1%
        L-3 Communications Corp.
         Company Guar. Notes
         4.95% due 02/15/2021.......................    489,000    523,741
                                                                ----------
      ENTERPRISE SOFTWARE/SERVICE -- 0.5%
        BMC Software Finance, Inc.
         Senior Notes
         8.13% due 07/15/2021*......................  1,695,000  1,783,987
        Epicor Software Corp.
         Company Guar. Notes
         8.63% due 05/01/2019.......................    840,000    918,750
                                                                ----------
                                                                 2,702,737
                                                                ----------
      ENTERTAINMENT SOFTWARE -- 0.2%
        Activision Blizzard, Inc.
         Company Guar. Notes
         5.63% due 09/15/2021*......................    722,000    772,540
                                                                ----------
      FINANCE-AUTO LOANS -- 0.2%
        Ally Financial, Inc.
         Company Guar. Notes
         3.50% due 01/27/2019.......................    486,000    486,000
        Ford Motor Credit Co. LLC
         Senior Notes
         1.50% due 01/17/2017.......................    360,000    358,928
                                                                ----------
                                                                   844,928
                                                                ----------
      FINANCE-COMMERCIAL -- 0.5%
        Jefferies Finance LLC/JFIN Co-Issuer Corp.
         Senior Notes
         6.88% due 04/15/2022*......................    524,000    527,930
        Jefferies Finance LLC/JFIN Co-Issuer Corp.
         Senior Notes
         7.38% due 04/01/2020*......................    498,000    522,900

                                                         PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                   AMOUNT**    (NOTE 2)
  ---------------------------------------------------------------------------
  FINANCE-COMMERCIAL (CONTINUED)
    Jefferies LoanCore LLC/JLC Finance Corp.
     Senior Notes
     6.88% due 06/01/2020*.............................. $1,428,000 $1,449,420
                                                                    ----------
                                                                     2,500,250
                                                                    ----------
  FINANCE-CONSUMER LOANS -- 0.2%
    HSBC Finance Corp.
     Sub. Notes
     6.68% due 01/15/2021...............................    322,000    375,755
    SLM Corp.
     Senior Notes
     6.13% due 03/25/2024...............................    370,000    369,538
                                                                    ----------
                                                                       745,293
                                                                    ----------
  FINANCE-INVESTMENT BANKER/BROKER -- 0.0%
    Lehman Brothers Holdings, Inc.
     Escrow Notes
     6.75% due 12/28/2017+(7)...........................    280,000         28
    Lehman Brothers Holdings, Inc.
     Escrow Notes
     7.50% due 05/11/2038+(7)...........................    361,000         36
                                                                    ----------
                                                                            64
                                                                    ----------
  FINANCE-LEASING COMPANIES -- 0.3%
    Air Lease Corp.
     Senior Notes
     4.75% due 03/01/2020...............................  1,605,000  1,701,300
                                                                    ----------
  FINANCE-OTHER SERVICES -- 0.0%
    National Rural Utilities Cooperative Finance Corp.
     Collateral Trust Bonds
     1.00% due 02/02/2015...............................    229,000    230,235
                                                                    ----------
  FIREARMS & AMMUNITION -- 0.2%
    FGI Operating Co. LLC/FGI Finance, Inc.
     Sec. Notes
     7.88% due 05/01/2020...............................  1,115,000  1,186,081
                                                                    ----------
  FOOD-MEAT PRODUCTS -- 0.2%
    JBS USA LLC/JBS USA Finance, Inc.
     Company Guar. Notes
     7.25% due 06/01/2021*..............................  1,036,000  1,100,750
                                                                    ----------
  FOOD-MISC./DIVERSIFIED -- 0.1%
    Mondelez International, Inc.
     Senior Notes
     6.50% due 02/09/2040...............................    401,000    504,381
                                                                    ----------
  FOOD-RETAIL -- 0.2%
    SUPERVALU, Inc.
     Senior Notes
     6.75% due 06/01/2021...............................  1,168,000  1,184,060
                                                                    ----------
  GAMBLING (NON-HOTEL) -- 0.0%
    Waterford Gaming LLC
     Senior Notes
     8.63% due 09/15/2014*(5)(7)........................    639,988    159,997
                                                                    ----------
  GOLD MINING -- 0.1%
    Newmont Mining Corp.
     Company Guar. Notes
     4.88% due 03/15/2042...............................    487,000    394,327

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     GOLD MINING (CONTINUED)
       Newmont Mining Corp.
        Company Guar. Notes
        5.13% due 10/01/2019........................ $  215,000 $  228,661
                                                                ----------
                                                                   622,988
                                                                ----------
     INDEPENDENT POWER PRODUCERS -- 0.9%
       Calpine Corp.
        Senior Sec. Notes
        6.00% due 01/15/2022*.......................    652,000    684,600
       Calpine Corp.
        Senior Sec. Notes
        7.88% due 01/15/2023*.......................    697,000    780,640
       GenOn Energy, Inc.
        Senior Notes
        9.50% due 10/15/2018........................  1,486,000  1,519,435
       NRG Energy, Inc.
        Company Guar. Notes
        6.25% due 07/15/2022*.......................    662,000    681,860
       NRG Energy, Inc.
        Company Guar. Notes
        7.63% due 01/15/2018........................    190,000    213,275
       NRG Energy, Inc.
        Company Guar. Notes
        7.63% due 05/15/2019........................     19,000     19,831
       NRG Energy, Inc.
        Company Guar. Notes
        8.25% due 09/01/2020........................    430,000    471,925
                                                                ----------
                                                                 4,371,566
                                                                ----------
     INSURANCE-LIFE/HEALTH -- 0.5%
       American Equity Investment Life Holding Co.
        Company Guar. Notes
        6.63% due 07/15/2021........................  1,415,000  1,508,744
       Pacific LifeCorp
        Senior Notes
        6.00% due 02/10/2020*.......................    295,000    336,532
       Principal Life Global Funding II
        Senior Sec. Notes
        1.00% due 12/11/2015*.......................    699,000    699,698
                                                                ----------
                                                                 2,544,974
                                                                ----------
     INSURANCE-MULTI-LINE -- 0.4%
       Assurant, Inc.
        Senior Notes
        6.75% due 02/15/2034........................    946,000  1,074,593
       Metropolitan Life Global Funding I
        Senior Sec. Notes
        2.50% due 09/29/2015*.......................    650,000    667,592
                                                                ----------
                                                                 1,742,185
                                                                ----------
     INSURANCE-MUTUAL -- 0.2%
       New York Life Global Funding
        Sec. Notes
        1.65% due 05/15/2017*.......................    779,000    788,998
                                                                ----------

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       ------------------------------------------------------------------
       INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.2%
         National Financial Partners Corp.
          Senior Notes
          9.00% due 07/15/2021*.................... $  887,000 $  949,090
                                                               ----------
       MACHINERY-FARMING -- 0.1%
         CNH Capital LLC
          Company Guar. Notes
          3.25% due 02/01/2017.....................    504,000    514,080
                                                               ----------
       MARINE SERVICES -- 0.3%
         Great Lakes Dredge & Dock Corp.
          Company Guar. Notes
          7.38% due 02/01/2019.....................  1,299,000  1,360,703
                                                               ----------
       MEDICAL PRODUCTS -- 0.5%
         Becton Dickinson and Co.
          Senior Notes
          7.00% due 08/01/2027.....................    370,000    472,066
         Universal Hospital Services, Inc.
          Sec. Notes
          7.63% due 08/15/2020.....................  1,894,000  2,026,580
                                                               ----------
                                                                2,498,646
                                                               ----------
       MEDICAL-DRUGS -- 0.5%
         Endo Finance LLC
          Company Guar. Notes
          5.75% due 01/15/2022*....................    742,000    760,550
         Endo Health Solutions, Inc.
          Company Guar. Notes
          7.00% due 07/15/2019.....................  1,825,000  1,966,437
                                                               ----------
                                                                2,726,987
                                                               ----------
       MEDICAL-GENERIC DRUGS -- 0.2%
         Mylan, Inc.
          Company Guar. Notes
          7.88% due 07/15/2020*....................    827,000    927,046
                                                               ----------
       MEDICAL-HOSPITALS -- 1.0%
         Capella Healthcare, Inc.
          Company Guar. Notes
          9.25% due 07/01/2017.....................  1,055,000  1,120,938
         HCA, Inc.
          Senior Sec. Notes
          3.75% due 03/15/2019.....................    207,000    207,776
         HCA, Inc.
          Senior Notes
          7.50% due 11/15/2095.....................  1,823,000  1,595,125
         IASIS Healthcare LLC/IASIS Capital Corp.
          Company Guar. Notes
          8.38% due 05/15/2019.....................  1,094,000  1,167,845
         Tenet Healthcare Corp.
          Senior Notes
          6.88% due 11/15/2031.....................  1,075,000    967,500
                                                               ----------
                                                                5,059,184
                                                               ----------
       MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 0.1%
         McKesson Corp.
          Senior Notes
          4.88% due 03/15/2044.....................    368,000    373,005
                                                               ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     MULTIMEDIA -- 0.3%
       Time Warner Cos., Inc.
        Company Guar. Notes
        6.95% due 01/15/2028........................ $  674,000 $  841,830
       Time Warner Entertainment Co. LP
        Company Guar. Notes
        8.38% due 07/15/2033........................    385,000    530,563
       Viacom, Inc.
        Senior Notes
        5.25% due 04/01/2044........................    147,000    150,197
                                                                ----------
                                                                 1,522,590
                                                                ----------
     MUSIC -- 0.3%
       Gibson Brands, Inc.
        Senior Sec. Notes
        8.88% due 08/01/2018*.......................    750,000    798,750
       WMG Acquisition Corp.
        Senior Sec. Notes
        6.00% due 01/15/2021*.......................    794,000    827,745
                                                                ----------
                                                                 1,626,495
                                                                ----------
     NETWORKING PRODUCTS -- 0.1%
       Cisco Systems, Inc.
        Senior Notes
        2.13% due 03/01/2019........................    453,000    450,973
                                                                ----------
     NON-HAZARDOUS WASTE DISPOSAL -- 0.1%
       Covanta Holding Corp.
        Senior Notes
        5.88% due 03/01/2024........................    726,000    737,461
                                                                ----------
     OFFICE AUTOMATION & EQUIPMENT -- 0.2%
       Pitney Bowes, Inc.
        Senior Notes
        4.63% due 03/15/2024........................    337,000    334,619
       Xerox Corp.
        Senior Notes
        4.50% due 05/15/2021........................    696,000    733,457
                                                                ----------
                                                                 1,068,076
                                                                ----------
     OFFICE SUPPLIES & FORMS -- 0.2%
       ACCO Brands Corp.
        Company Guar. Notes
        6.75% due 04/30/2020........................  1,028,000  1,054,985
                                                                ----------
     OIL & GAS DRILLING -- 0.4%
       Hercules Offshore, Inc.
        Company Guar. Notes
        7.50% due 10/01/2021*.......................    900,000    909,000
       Rowan Cos., Inc.
        Company Guar. Notes
        4.88% due 06/01/2022........................    893,000    923,824
                                                                ----------
                                                                 1,832,824
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 4.8%
       Alta Mesa Holdings LP/Alta Mesa Finance
        Services Corp.
        Company Guar. Notes
        9.63% due 10/15/2018........................  1,140,000  1,225,500

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   ------------------------------------------------------------------------
   OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
     Atlas Energy Holdings Operating Co. LLC/Atlas
      Resource Finance Corp.
      Company Guar. Notes
      7.75% due 01/15/2021............................ $1,271,000 $1,334,550
     Chaparral Energy, Inc.
      Company Guar. Notes
      7.63% due 11/15/2022............................    526,000    569,395
     Chaparral Energy, Inc.
      Company Guar. Notes
      8.25% due 09/01/2021............................    635,000    698,500
     Continental Resources, Inc.
      Company Guar. Notes
      4.50% due 04/15/2023............................    411,000    425,661
     EP Energy LLC/Everest Acquisition Finance, Inc.
      Company Guar. Notes
      7.75% due 09/01/2022............................  1,213,000  1,361,592
     EPL Oil & Gas, Inc.
      Company Guar. Notes
      8.25% due 02/15/2018............................  1,560,000  1,688,700
     EV Energy Partners LP/EV Energy Finance Corp.
      Company Guar. Notes
      8.00% due 04/15/2019............................  1,105,000  1,143,675
     Halcon Resources Corp.
      Company Guar. Notes
      9.75% due 07/15/2020............................  1,914,000  2,062,335
     Linn Energy LLC/Linn Energy Finance Corp.
      Company Guar. Notes
      7.25% due 11/01/2019*...........................  1,792,000  1,868,160
     Memorial Production Partners LP/Memorial
      Production Finance Corp.
      Company Guar. Notes
      7.63% due 05/01/2021............................    740,000    780,700
     Midstates Petroleum Co., Inc.
      Company Guar. Notes
      9.25% due 06/01/2021............................  1,435,000  1,499,575
     Northern Oil and Gas, Inc.
      Company Guar. Notes
      8.00% due 06/01/2020............................  1,250,000  1,328,125
     Penn Virginia Corp.
      Company Guar. Notes
      8.50% due 05/01/2020............................    915,000  1,017,938
     Plains Exploration & Production Co.
      Company Guar. Notes
      6.63% due 05/01/2021............................    301,000    329,595
     Plains Exploration & Production Co.
      Company Guar. Notes
      6.75% due 02/01/2022............................    520,000    574,600
     Rex Energy Corp.
      Company Guar. Notes
      8.88% due 12/01/2020............................  1,368,000  1,511,640
     Rosetta Resources, Inc.
      Company Guar. Notes
      5.63% due 05/01/2021............................  1,410,000  1,441,725

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ----------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
          SandRidge Energy, Inc.
           Company Guar. Notes
           7.50% due 02/15/2023.................. $  620,000 $   657,200
          Stone Energy Corp.
           Company Guar. Notes
           7.50% due 11/15/2022..................    995,000   1,077,087
          Swift Energy Co.
           Company Guar. Notes
           7.88% due 03/01/2022..................    640,000     640,000
          Talos Production LLC/Talos
           Production Finance, Inc.
           Company Guar. Notes
           9.75% due 02/15/2018*.................    865,000     906,088
                                                             -----------
                                                              24,142,341
                                                             -----------
        OIL COMPANIES-INTEGRATED -- 0.2%
          Hess Corp.
           Senior Notes
           5.60% due 02/15/2041..................    645,000     708,308
          Hess Corp.
           Senior Notes
           7.88% due 10/01/2029..................    235,000     308,634
                                                             -----------
                                                               1,016,942
                                                             -----------
        OIL REFINING & MARKETING -- 0.4%
          Alon Refining Krotz Springs, Inc.
           Senior Sec. Notes
           13.50% due 10/15/2014.................    260,000     261,300
          Calumet Specialty Products Partners
           LP/Calumet Finance Corp.
           Company Guar. Notes
           6.50% due 04/15/2021*.................    892,000     898,690
          Reliance Holdings USA, Inc.
           Company Guar. Notes
           5.40% due 02/14/2022..................    450,000     471,254
          Valero Energy Corp.
           Company Guar. Notes
           6.63% due 06/15/2037..................    456,000     548,789
                                                             -----------
                                                               2,180,033
                                                             -----------
        OIL-FIELD SERVICES -- 0.2%
          Green Field Energy Services, Inc.
           Sec. Notes
           13.00% due 11/15/2016*(6)(9)..........  1,091,000      76,370
          Hiland Partners LP/Hiland Partners
           Finance Corp.
           Company Guar. Notes
           7.25% due 10/01/2020*.................    650,000     706,875
                                                             -----------
                                                                 783,245
                                                             -----------
        PAPER & RELATED PRODUCTS -- 0.9%
          Clearwater Paper Corp.
           Company Guar. Notes
           4.50% due 02/01/2023..................  1,245,000   1,198,312
          Domtar Corp.
           Company Guar. Notes
           6.75% due 02/15/2044..................    399,000     443,256

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     PAPER & RELATED PRODUCTS (CONTINUED)
       Georgia-Pacific LLC
        Senior Notes
        3.73% due 07/15/2023*....................... $1,076,000 $1,068,413
       Georgia-Pacific LLC
        Company Guar. Notes
        5.40% due 11/01/2020*.......................    866,000    971,006
       PH Glatfelter Co.
        Company Guar. Notes
        5.38% due 10/15/2020........................  1,012,000  1,042,360
                                                                ----------
                                                                 4,723,347
                                                                ----------
     PETROCHEMICALS -- 0.2%
       PetroLogistics LP/PetroLogistics
        Finance Corp.
        Company Guar. Notes
        6.25% due 04/01/2020........................  1,184,000  1,186,960
                                                                ----------
     PIPELINES -- 2.5%
       Access Midstream Partners LP/ACMP
        Finance Corp.
        Company Guar. Notes
        6.13% due 07/15/2022........................  1,020,000  1,097,775
       Atlas Pipeline Partners LP/Atlas Pipeline
        Finance Corp.
        Company Guar. Notes
        5.88% due 08/01/2023........................    493,000    486,838
       Crestwood Midstream Partners LP/Crestwood
        Midstream Finance Corp.
        Company Guar. Notes
        6.00% due 12/15/2020........................    840,000    879,900
       El Paso Pipeline Partners Operating Co. LLC
        Company Guar. Notes
        4.70% due 11/01/2042........................    224,000    199,616
       El Paso Pipeline Partners Operating Co. LLC
        Company Guar. Notes
        5.00% due 10/01/2021........................     87,000     92,124
       El Paso Pipeline Partners Operating Co. LLC
        Company Guar. Notes
        6.50% due 04/01/2020........................  1,420,000  1,625,319
       Energy Transfer Equity LP
        Senior Sec. Notes
        7.50% due 10/15/2020........................  1,100,000  1,258,125
       Energy Transfer Partners LP
        Senior Notes
        6.63% due 10/15/2036........................    736,000    831,267
       Genesis Energy LP/Genesis Energy
        Finance Corp.
        Company Guar. Notes
        7.88% due 12/15/2018........................    805,000    866,381
       Kinder Morgan, Inc.
        Senior Sec. Notes
        5.00% due 02/15/2021*.......................  1,250,000  1,251,767
       MarkWest Energy Partners LP/MarkWest
        Energy Finance Corp.
        Company Guar. Notes
        4.50% due 07/15/2023........................    260,000    250,250

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                        PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                   AMOUNT**    (NOTE 2)
 ----------------------------------------------------------------------------
 U.S. CORPORATE BONDS & NOTES (CONTINUED)
 PIPELINES (CONTINUED)
   MarkWest Energy Partners LP/MarkWest
    Energy Finance Corp.
    Company Guar. Notes
    6.50% due 08/15/2021............................... $  614,000 $   663,120
   Sabine Pass Liquefaction LLC
    Senior Sec. Notes
    5.63% due 04/15/2023...............................    575,000     572,125
   Sabine Pass Liquefaction LLC
    Senior Sec. Notes
    6.25% due 03/15/2022*..............................    511,000     532,718
   Southern Star Central Corp.
    Senior Notes
    6.75% due 03/01/2016...............................    650,000     650,812
   Tesoro Logistics LP/Tesoro Logistics Finance Corp.
    Company Guar. Notes
    6.13% due 10/15/2021...............................    926,000     981,560
   Williams Partners LP
    Senior Notes
    5.40% due 03/04/2044...............................    295,000     302,708
                                                                   -----------
                                                                    12,542,405
                                                                   -----------
 PUBLISHING-NEWSPAPERS -- 0.6%
   Gannett Co., Inc.
    Company Guar. Notes
    5.13% due 07/15/2020*..............................    532,000     546,630
   Lee Enterprises, Inc.
    Senior Sec. Notes
    9.50% due 03/15/2022*..............................    777,000     800,310
   McClatchy Co.
    Senior Sec. Notes
    9.00% due 12/15/2022...............................  1,275,000   1,483,781
                                                                   -----------
                                                                     2,830,721
                                                                   -----------
 PUBLISHING-PERIODICALS -- 0.4%
   Expo Event Transco, Inc.
    Senior Notes
    9.00% due 06/15/2021*..............................  2,100,000   2,136,750
                                                                   -----------
 RACETRACKS -- 0.2%
   GLP Capital LP/GLP Financing II, Inc.
    Company Guar. Notes
    4.88% due 11/01/2020*..............................  1,048,000   1,075,510
                                                                   -----------
 REAL ESTATE INVESTMENT TRUSTS -- 0.7%
   Corrections Corp of America
    Company Guar. Notes
    4.13% due 04/01/2020...............................  1,300,000   1,283,750
   Omega Healthcare Investors, Inc.
    Senior Notes
    4.95% due 04/01/2024*..............................    474,000     463,939
   Omega Healthcare Investors, Inc.
    Company Guar. Notes
    5.88% due 03/15/2024...............................  1,552,000   1,629,600
   UDR, Inc.
    Company Guar. Notes
    3.70% due 10/01/2020...............................    258,000     261,871
                                                                   -----------
                                                                     3,639,160
                                                                   -----------

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
         --------------------------------------------------------------
         REAL ESTATE MANAGEMENT/SERVICES -- 0.3%
           Kennedy-Wilson, Inc.
            Company Guar. Notes
            8.75% due 04/01/2019................. $1,340,000 $1,463,950
                                                             ----------
         RECYCLING -- 0.0%
           Aleris International, Inc.
            Escrow Notes
            9.00% due 12/15/2014+(5)(7)..........  3,285,000        124
                                                             ----------
         RENTAL AUTO/EQUIPMENT -- 0.4%
           H&E Equipment Services, Inc.
            Company Guar. Notes
            7.00% due 09/01/2022.................    639,000    702,900
           NES Rentals Holdings, Inc.
            Sec. Notes
            7.88% due 05/01/2018*................  1,111,000  1,188,770
                                                             ----------
                                                              1,891,670
                                                             ----------
         RETAIL-APPAREL/SHOE -- 0.2%
           Limited Brands, Inc.
            Company Guar. Notes
            6.63% due 04/01/2021.................    820,000    921,475
                                                             ----------
         RETAIL-AUTO PARTS -- 0.2%
           Advance Auto Parts, Inc.
            Company Guar. Notes
            4.50% due 12/01/2023.................    734,000    751,862
                                                             ----------
         RETAIL-AUTOMOBILE -- 0.2%
           AutoNation, Inc.
            Company Guar. Notes
            5.50% due 02/01/2020.................    995,000  1,079,575
                                                             ----------
         RETAIL-BUILDING PRODUCTS -- 0.2%
           Building Materials Holding Corp.
            Senior Sec. Notes
            9.00% due 09/15/2018*................  1,023,000  1,127,858
                                                             ----------
         RETAIL-DISCOUNT -- 0.1%
           Dollar General Corp.
            Senior Notes
            3.25% due 04/15/2023.................    383,000    361,554
                                                             ----------
         RETAIL-DRUG STORE -- 0.2%
           CVS Pass-Through Trust
            Pass Through Certs.
            4.70% due 01/10/2036*................    282,767    292,664
           CVS Pass-Through Trust
            Pass Through Certs.
            5.77% due 01/10/2033*................    231,309    252,237
           CVS Pass-Through Trust
            Pass Through Certs.
            5.93% due 01/10/2034*................    364,338    405,513
                                                             ----------
                                                                950,414
                                                             ----------
         RETAIL-MUSIC STORE -- 0.3%
           Guitar Center, Inc.
            Senior Sec. Notes
            6.50% due 04/15/2019*................    800,000    795,000
           Guitar Center, Inc.
            Company Guar. Notes
            9.63% due 04/15/2020*................    675,000    669,938
                                                             ----------
                                                              1,464,938
                                                             ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       RETAIL-PAWN SHOPS -- 0.2%
         Cash America International, Inc.
          Company Guar. Notes
          5.75% due 05/15/2018..................... $1,175,000 $1,157,375
                                                               ----------
       RETAIL-REGIONAL DEPARTMENT STORES -- 0.3%
         Bon-Ton Department Stores, Inc.
          Sec. Notes
          8.00% due 06/15/2021.....................  1,670,000  1,613,638
                                                               ----------
       RETAIL-RESTAURANTS -- 0.9%
         Dave & Buster's, Inc.
          Company Guar. Notes
          11.00% due 06/01/2018....................  1,095,000  1,171,650
         Landry's, Inc.
          Senior Notes
          9.38% due 05/01/2020*....................  1,213,000  1,335,816
         PF Chang's China Bistro, Inc.
          Company Guar. Notes
          10.25% due 06/30/2020*...................  2,032,000  2,138,680
                                                               ----------
                                                                4,646,146
                                                               ----------
       RUBBER/PLASTIC PRODUCTS -- 0.0%
         Venture Holdings Co. LLC
          Company Guar. Notes
          11.00% due 06/01/2007+(5)(7)(11)(12).....    100,000          0
                                                               ----------
       SAVINGS & LOANS/THRIFTS -- 0.6%
         Astoria Financial Corp.
          Senior Notes
          5.00% due 06/19/2017.....................    718,000    773,717
         First Niagara Financial Group, Inc.
          Senior Notes
          6.75% due 03/19/2020.....................  1,234,000  1,413,678
         First Niagara Financial Group, Inc.
          Sub. Notes
          7.25% due 12/15/2021.....................    814,000    931,773
                                                               ----------
                                                                3,119,168
                                                               ----------
       SCHOOLS -- 0.2%
         Northwestern University
          Bonds
          4.20% due 12/01/2047.....................    386,000    373,234
         President and Fellows of Harvard College
          Bonds
          3.62% due 10/01/2037.....................    191,000    173,569
         University of Pennsylvania
          Senior Notes
          4.67% due 09/01/2112.....................    292,000    275,505
                                                               ----------
                                                                  822,308
                                                               ----------
       SECURITY SERVICES -- 0.2%
         ADT Corp.
          Senior Notes
          3.50% due 07/15/2022.....................    568,000    499,283
         ADT Corp.
          Senior Notes
          6.25% due 10/15/2021*....................    462,000    474,705
                                                               ----------
                                                                  973,988
                                                               ----------

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     SEMICONDUCTOR EQUIPMENT -- 0.2%
       Entegris, Inc.
        Company Guar. Notes
        6.00% due 04/01/2022*....................... $  193,000 $  197,343
       Magnachip Semiconductor Corp.
        Senior Notes
        6.63% due 07/15/2021........................    553,000    550,235
                                                                ----------
                                                                   747,578
                                                                ----------
     SHIPBUILDING -- 0.2%
       Huntington Ingalls Industries, Inc.
        Company Guar. Notes
        7.13% due 03/15/2021........................  1,043,000  1,151,211
                                                                ----------
     SPECIAL PURPOSE ENTITIES -- 0.2%
       MassMutual Global Funding II
        Senior Sec. Notes
        2.00% due 04/05/2017*.......................    856,000    873,634
       MassMutual Global Funding II
        Senior Sec. Notes
        2.50% due 10/17/2022*.......................    345,000    321,558
                                                                ----------
                                                                 1,195,192
                                                                ----------
     SPECIFIED PURPOSE ACQUISITIONS -- 0.4%
       Opal Acquisition, Inc.
        Senior Notes
        8.88% due 12/15/2021*.......................  1,825,000  1,834,125
                                                                ----------
     STEEL PIPE & TUBE -- 0.3%
       JMC Steel Group, Inc.
        Senior Notes
        8.25% due 03/15/2018*.......................  1,490,000  1,523,525
                                                                ----------
     STEEL-PRODUCERS -- 0.3%
       AK Steel Corp.
        Company Guar. Notes
        8.38% due 04/01/2022........................    874,000    878,370
       Ryerson, Inc./Joseph T. Ryerson & Son, Inc.
        Senior Sec. Notes
        9.00% due 10/15/2017........................    800,000    863,000
                                                                ----------
                                                                 1,741,370
                                                                ----------
     STEEL-SPECIALTY -- 0.1%
       Allegheny Technologies, Inc.
        Senior Notes
        5.95% due 01/15/2021........................    539,000    568,916
                                                                ----------
     STORAGE/WAREHOUSING -- 0.3%
       Mobile Mini, Inc.
        Company Guar. Notes
        7.88% due 12/01/2020........................  1,165,000  1,294,606
                                                                ----------
     TELEPHONE-INTEGRATED -- 1.9%
       CenturyLink, Inc.
        Senior Notes
        5.80% due 03/15/2022........................  1,171,000  1,197,347
       Cincinnati Bell, Inc.
        Company Guar. Notes
        8.38% due 10/15/2020........................    997,000  1,091,715
       Frontier Communications Corp.
        Senior Notes
        8.13% due 10/01/2018........................  1,000,000  1,167,500

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                 PRINCIPAL     VALUE
                 SECURITY DESCRIPTION            AMOUNT**     (NOTE 2)
       -----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       TELEPHONE-INTEGRATED (CONTINUED)
         Frontier Communications Corp.
          Senior Notes
          9.25% due 07/01/2021.................. $  549,000 $    650,565
         Sprint Capital Corp.
          Company Guar. Notes
          8.75% due 03/15/2032..................  1,110,000    1,221,000
         Verizon Communications, Inc.
          Senior Notes
          4.50% due 09/15/2020..................    712,000      773,263
         Verizon Communications, Inc.
          Senior Notes
          6.40% due 09/15/2033..................  1,340,000    1,590,911
         Verizon Communications, Inc.
          Senior Notes
          6.55% due 09/15/2043..................    607,000      738,680
         Windstream Corp.
          Company Guar. Notes
          6.38% due 08/01/2023..................  1,051,000    1,024,725
                                                            ------------
                                                               9,455,706
                                                            ------------
       TELEVISION -- 0.6%
         CBS Corp.
          Company Guar. Notes
          4.85% due 07/01/2042..................    179,000      172,430
         Gray Television, Inc.
          Company Guar. Notes
          7.50% due 10/01/2020..................  1,095,000    1,188,075
         Sinclair Television Group, Inc.
          Company Guar. Notes
          6.38% due 11/01/2021..................  1,330,000    1,383,200
                                                            ------------
                                                               2,743,705
                                                            ------------
       THEATERS -- 0.1%
         Regal Entertainment Group
          Senior Notes
          5.75% due 06/15/2023..................    682,000      692,230
                                                            ------------
       TRANSPORT-EQUIPMENT & LEASING -- 0.2%
         Jurassic Holdings III, Inc.
          Sec. Notes
          6.88% due 02/15/2021*.................    887,000      913,610
                                                            ------------
       TRANSPORT-SERVICES -- 0.1%
         Bristow Group, Inc.
          Company Guar. Notes
          6.25% due 10/15/2022..................    675,000      715,500
                                                            ------------
       TRAVEL SERVICES -- 0.2%
         Sabre GLBL, Inc.
          Senior Sec. Notes
          8.50% due 05/15/2019*.................  1,029,000    1,137,045
                                                            ------------
       WIRELESS EQUIPMENT -- 0.0%
         Motorola Solutions, Inc.
          Senior Notes
          6.63% due 11/15/2037..................     11,445       12,034
                                                            ------------
       TOTAL U.S. CORPORATE BONDS & NOTES
          (cost $241,369,445)...................             244,325,117
                                                            ------------

                                                   PRINCIPAL     VALUE
                SECURITY DESCRIPTION               AMOUNT**     (NOTE 2)
       -----------------------------------------------------------------
       FOREIGN CORPORATE BONDS & NOTES -- 17.6%
       AIRLINES -- 0.3%
         Air Canada
          Senior Sec. Notes
          6.75% due 10/01/2019*.................   $ 1,549,000 $1,669,047
                                                               ----------
       AUTO-CARS/LIGHT TRUCKS -- 0.1%
         Volkswagen International Finance NV
          Company Guar. Notes
          2.13% due 11/20/2018*.................       489,000    488,855
                                                               ----------
       AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.2%
         Schaeffler Finance BV
          Senior Sec. Notes
          4.75% due 05/15/2021*.................     1,125,000  1,150,313
                                                               ----------
       BANKS-COMMERCIAL -- 3.4%
         Abbey National Treasury Services PLC
          Company Guar. Notes
          1.38% due 03/13/2017..................       584,000    584,774
         Akbank TAS
          Senior Notes
          7.50% due 02/05/2018*................. TRY 2,385,000    957,143
         Banco ABC Brasil SA
          Senior Notes
          8.50% due 03/28/2016*................. BRL 3,100,000  1,243,279
         Banco de Bogota SA
          Senior Notes
          5.00% due 01/15/2017*.................       260,000    275,925
         Banco de Credito del Peru
          Senior Notes
          5.38% due 09/16/2020..................       400,000    423,500
         Bangkok Bank PCL
          Senior Notes
          3.88% due 09/27/2022..................       315,000    302,436
         Bank of Nova Scotia
          Senior Notes
          2.05% due 10/30/2018..................       488,000    486,271
         Bank of Tokyo-Mitsubishi UFJ, Ltd
          Senior Notes
          2.30% due 03/10/2019*.................       618,000    615,948
         Banque Federative du Credit Mutuel SA
          Senior Notes
          2.50% due 10/29/2018*.................       503,000    502,746
         BPCE SA
          Sub. Notes
          5.15% due 07/21/2024*.................       409,000    406,889
         Cooperatieve Centrale Raiffeisen-
          Boerenleenbank BA
          Senior Notes
          2.25% due 01/14/2019..................       310,000    309,137
         Cooperatieve Centrale Raiffeisen-
          Boerenleenbank BA
          Senior Notes
          2.63% due 05/29/2018.................. NOK 5,000,000    836,192
         Credit Suisse AG
          Sub. Notes
          5.40% due 01/14/2020..................       528,000    587,904

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                  PRINCIPAL     VALUE
               SECURITY DESCRIPTION               AMOUNT**     (NOTE 2)
      ------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      BANKS-COMMERCIAL (CONTINUED)
        Credit Suisse AG
         Sub. Notes
         6.50% due 08/08/2023*.................   $   315,000 $   345,713
        ICICI Bank, Ltd.
         Senior Notes
         5.75% due 11/16/2020..................       400,000     425,233
        ING Bank NV
         Senior Notes
         4.00% due 03/15/2016*.................     1,461,000   1,544,200
        Intesa Sanpaolo SpA
         Bank Guar. Notes
         5.25% due 01/12/2024..................       780,000     801,288
        Malayan Banking Bhd VRS
         Sub. Notes
         3.25% due 09/20/2022..................       500,000     497,695
        National Australia Bank, Ltd.
         Senior Notes
         1.60% due 08/07/2015..................       719,000     728,902
        National Bank of Canada
         Bank Guar. Notes
         1.45% due 11/07/2017..................     1,040,000   1,026,706
        PKO Finance AB
         Senior Notes
         4.63% due 09/26/2022*.................       700,000     705,250
        RHB Bank Bhd
         Senior Notes
         3.25% due 05/11/2017..................       425,000     435,485
        Sberbank of Russia Via SB Capital SA
         Senior Notes
         6.13% due 02/07/2022..................       500,000     515,000
        Standard Chartered PLC
         Sub. Notes
         5.20% due 01/26/2024*.................       457,000     469,182
        Standard Chartered PLC
         Sub. Notes
         5.70% due 03/26/2044*.................     1,037,000   1,027,252
        Sumitomo Mitsui Financial Group, Inc.
         Sub. Notes
         4.44% due 04/02/2024*.................       773,000     773,718
        Turkiye Halk Bankasi AS
         Senior Notes
         3.88% due 02/05/2020*.................       355,000     324,825
                                                              -----------
                                                               17,152,593
                                                              -----------
      BANKS-SPECIAL PURPOSE -- 0.4%
        Burgan Finance No. 1 Jersey, Ltd.
         Bank Guar. Notes
         7.88% due 09/29/2020..................       305,000     355,356
        Development Bank of Kazakhstan JSC
         Senior Notes
         4.13% due 12/10/2022*.................       600,000     541,500
        Kreditanstalt fuer Wiederaufbau
         Government Guar. Notes
         3.75% due 09/25/2015.................. NOK 5,500,000     942,778
                                                              -----------
                                                                1,839,634
                                                              -----------

                                               PRINCIPAL    VALUE
                 SECURITY DESCRIPTION          AMOUNT**    (NOTE 2)
           --------------------------------------------------------
           BEVERAGES-NON-ALCOHOLIC -- 0.4%
             Coca-Cola Femsa SAB de CV
              Company Guar. Notes
              2.38% due 11/26/2018............ $  892,000 $  891,108
             Coca-Cola Femsa SAB de CV
              Company Guar. Notes
              5.25% due 11/26/2043............    859,000    914,640
                                                          ----------
                                                           1,805,748
                                                          ----------
           BUILDING PRODUCTS-CEMENT -- 0.1%
             Cemex SAB de CV
              Senior Sec. Notes
              5.88% due 03/25/2019*...........    500,000    518,125
                                                          ----------
           CABLE/SATELLITE TV -- 0.3%
             Nara Cable Funding, Ltd.
              Senior Sec. Notes
              8.88% due 12/01/2018*...........  1,200,000  1,306,500
                                                          ----------
           CASINO HOTELS -- 0.2%
             Wynn Macau, Ltd.
              Senior Notes
              5.25% due 10/15/2021*...........  1,051,000  1,069,393
                                                          ----------
           CELLULAR TELECOM -- 0.0%
             Mobile Telesystems OJSC via MTS
              International Funding, Ltd.
              Senior Notes
              5.00% due 05/30/2023............    250,000    231,250
                                                          ----------
           CHEMICALS-DIVERSIFIED -- 0.2%
             NOVA Chemicals Corp.
              Senior Notes
              5.25% due 08/01/2023*...........  1,051,000  1,124,570
                                                          ----------
           COAL -- 0.2%
             Indo Energy Finance BV
              Senior Sec. Notes
              7.00% due 05/07/2018............    200,000    194,500
             Indo Energy Finance II BV
              Senior Sec. Notes
              6.38% due 01/24/2023*...........    450,000    357,750
             PT Adaro Indonesia
              Company Guar. Notes
              7.63% due 10/22/2019............    350,000    371,875
                                                          ----------
                                                             924,125
                                                          ----------
           COMMERCIAL SERVICES -- 0.1%
             Global A&T Electronics, Ltd.
              Senior Sec. Notes
              10.00% due 02/01/2019*..........    760,000    621,300
                                                          ----------
           CRUISE LINES -- 0.3%
             Royal Caribbean Cruises, Ltd.
              Senior Notes
              5.25% due 11/15/2022............  1,286,000  1,318,150
                                                          ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      DIVERSIFIED BANKING INSTITUTIONS -- 0.6%
        HSBC Holdings PLC
         Sub. Notes
         5.25% due 03/14/2044...................... $  601,000 $  607,705
        Royal Bank of Scotland Group PLC
         Sub. Notes
         6.00% due 12/19/2023......................    639,000    654,306
        Royal Bank of Scotland Group PLC
         Sub. Notes
         6.10% due 06/10/2023......................    430,000    446,348
        Royal Bank of Scotland Group PLC
         Senior Notes
         6.40% due 10/21/2019......................    842,000    970,533
        UBS AG
         Sub. Notes
         7.63% due 08/17/2022......................    294,000    344,828
                                                               ----------
                                                                3,023,720
                                                               ----------
      DIVERSIFIED FINANCIAL SERVICES -- 0.2%
        Hyundai Capital Services, Inc.
         Senior Notes
         6.00% due 05/05/2015*.....................    833,000    877,610
                                                               ----------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 0.5%
        Bombardier, Inc.
         Senior Notes
         6.13% due 01/15/2023*.....................    873,000    881,730
        Ingersoll-Rand Global Holding Co., Ltd.
         Company Guar. Notes
         2.88% due 01/15/2019*.....................    613,000    611,178
        Ingersoll-Rand Global Holding Co., Ltd.
         Company Guar. Notes
         5.75% due 06/15/2043*.....................    701,000    774,764
                                                               ----------
                                                                2,267,672
                                                               ----------
      DIVERSIFIED MINERALS -- 0.6%
        FMG Resources August 2006 Pty, Ltd.
         Company Guar. Notes
         6.00% due 04/01/2017*.....................    825,000    868,312
        FMG Resources August 2006 Pty, Ltd.
         Company Guar. Notes
         6.88% due 04/01/2022*.....................  1,250,000  1,346,875
        Volcan Cia Minera SAA
         Company Guar. Notes
         5.38% due 02/02/2022*.....................    610,000    581,025
                                                               ----------
                                                                2,796,212
                                                               ----------
      DIVERSIFIED OPERATIONS -- 0.2%
        KOC Holding AS
         Senior Notes
         3.50% due 04/24/2020*.....................    650,000    591,500
        Tenedora Nemak SA de CV
         Senior Notes
         5.50% due 02/28/2023*.....................    650,000    660,562
                                                               ----------
                                                                1,252,062
                                                               ----------
      ELECTRIC-GENERATION -- 0.1%
        Comision Federal de Electricidad
         Senior Notes
         4.88% due 05/26/2021......................    400,000    417,000
                                                               ----------

                                                  PRINCIPAL      VALUE
               SECURITY DESCRIPTION               AMOUNT**      (NOTE 2)
      ------------------------------------------------------------------
      ELECTRIC-INTEGRATED -- 0.2%
        E.CL SA
         Senior Notes
         5.63% due 01/15/2021.................   $     550,000 $  587,628
        Electricite de France
         Senior Notes
         6.00% due 01/22/2114*................         236,000    247,657
        Empresas Publicas de Medellin ESP
         Senior Notes
         8.38% due 02/01/2021................. COP 266,000,000    140,626
                                                               ----------
                                                                  975,911
                                                               ----------
      FINANCE-LEASING COMPANIES -- 0.8%
        Aircastle, Ltd.
         Senior Notes
         4.63% due 12/15/2018.................         243,000    248,771
        Aircastle, Ltd.
         Senior Notes
         6.25% due 12/01/2019.................       1,800,000  1,944,000
        Fly Leasing, Ltd.
         Company Guar. Notes
         6.75% due 12/15/2020.................         675,000    705,375
        Milestone Aviation Group, Ltd.
         Senior Notes
         8.63% due 12/15/2017*................       1,047,000  1,124,216
                                                               ----------
                                                                4,022,362
                                                               ----------
      FOOD-MEAT PRODUCTS -- 0.2%
        BRF SA
         Senior Notes
         3.95% due 05/22/2023*................         200,000    178,500
        BRF SA
         Senior Notes
         7.75% due 05/22/2018*................ BRL   1,000,000    362,935
        ESAL GmbH
         Company Guar. Notes
         6.25% due 02/05/2023*................         260,000    245,700
                                                               ----------
                                                                  787,135
                                                               ----------
      FOOD-RETAIL -- 0.1%
        Cencosud SA
         Company Guar. Notes
         4.88% due 01/20/2023.................         425,000    411,110
                                                               ----------
      GAS-TRANSPORTATION -- 0.0%
        Transportadora de Gas del Peru SA
         Senior Notes
         4.25% due 04/30/2028*................         200,000    182,000
                                                               ----------
      GOLD MINING -- 0.4%
        AuRico Gold, Inc.
         Sec. Notes
         7.75% due 04/01/2020*................         496,000    492,280
        Gold Fields Orogen Holding BVI, Ltd.
         Company Guar. Notes
         4.88% due 10/07/2020.................         450,000    389,250
        Kinross Gold Corp.
         Company Guar. Notes
         5.95% due 03/15/2024*................         643,000    644,175

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
     GOLD MINING (CONTINUED)
       Polyus Gold International, Ltd.
        Company Guar. Notes
        5.63% due 04/29/2020*....................... $  250,000 $  233,750
                                                                ----------
                                                                 1,759,455
                                                                ----------
     HAZARDOUS WASTE DISPOSAL -- 0.3%
       Tervita Corp.
        Senior Sec. Notes
        8.00% due 11/15/2018*.......................  1,050,000  1,060,500
       Tervita Corp.
        Company Guar. Notes
        9.75% due 11/01/2019*.......................    700,000    679,000
                                                                ----------
                                                                 1,739,500
                                                                ----------
     INDEPENDENT POWER PRODUCERS -- 0.1%
       PT Perusahaan Listrik Negara
        Senior Notes
        5.50% due 11/22/2021*.......................    500,000    505,000
                                                                ----------
     INSURANCE-LIFE/HEALTH -- 0.1%
       AIA Group, Ltd.
        Senior Notes
        2.25% due 03/11/2019*.......................    272,000    268,838
                                                                ----------
     MACHINERY-GENERAL INDUSTRIAL -- 0.1%
       Emeco Pty, Ltd.
        Senior Sec. Notes
        9.88% due 03/15/2019*.......................    253,000    259,958
                                                                ----------
     MEDICAL-DRUGS -- 0.4%
       Grifols Worldwide Operations, Ltd.
        Senior Notes
        5.25% due 04/01/2022*.......................    600,000    613,500
       Takeda Pharmaceutical Co., Ltd.
        Senior Notes
        1.63% due 03/17/2017*.......................    989,000    997,459
       Valeant Pharmaceuticals International, Inc.
        Company Guar. Notes
        5.63% due 12/01/2021*.......................    562,000    590,100
                                                                ----------
                                                                 2,201,059
                                                                ----------
     METAL-DIVERSIFIED -- 0.2%
       Vedanta Resources PLC
        Senior Notes
        7.13% due 05/31/2023*.......................    370,000    369,075
       Vedanta Resources PLC
        Senior Notes
        8.25% due 06/07/2021........................    400,000    424,000
                                                                ----------
                                                                   793,075
                                                                ----------
     METAL-IRON -- 0.2%
       Samarco Mineracao SA
        Senior Notes
        4.13% due 11/01/2022*.......................    470,000    432,400
       Vale SA
        Senior Notes
        5.63% due 09/11/2042........................    462,000    432,161
                                                                ----------
                                                                   864,561
                                                                ----------

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     MUNICIPAL BONDS -- 0.1%
       City of Kyiv Via Kyiv Finance PLC
        Senior Notes
        9.38% due 07/11/2016*....................... $  870,000 $  739,500
                                                                ----------
     OIL & GAS DRILLING -- 0.4%
       Pacific Drilling SA
        Senior Sec. Notes
        5.38% due 06/01/2020*.......................  1,050,000  1,042,125
       Transocean, Inc.
        Company Guar. Notes
        6.38% due 12/15/2021........................    450,000    505,779
       Transocean, Inc.
        Company Guar. Notes
        7.50% due 04/15/2031........................    280,000    323,238
                                                                ----------
                                                                 1,871,142
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.4%
       Anadarko Finance Co.
        Company Guar. Notes
        7.50% due 05/01/2031........................    566,000    720,665
       MIE Holdings Corp.
        Company Guar. Notes
        9.75% due 05/12/2016........................    400,000    421,000
       Novatek OAO via Novatek Finance, Ltd.
        Senior Notes
        4.42% due 12/13/2022........................    450,000    395,438
       PT Pertamina Persero
        Senior Notes
        4.88% due 05/03/2022*.......................    720,000    692,100
                                                                ----------
                                                                 2,229,203
                                                                ----------
     OIL COMPANIES-INTEGRATED -- 1.1%
       BP Capital Markets PLC
        Company Guar. Notes
        1.38% due 11/06/2017........................    425,000    423,312
       BP Capital Markets PLC
        Company Guar. Notes
        2.25% due 11/01/2016........................    511,000    527,319
       Husky Energy, Inc.
        Senior Notes
        4.00% due 04/15/2024........................    353,000    358,993
       Pacific Rubiales Energy Corp.
        Company Guar. Notes
        5.13% due 03/28/2023........................    500,000    486,250
       Petrobras Global Finance BV
        Company Guar. Notes
        7.25% due 03/17/2044........................    365,000    374,682
       Petrobras International Finance Co.
        Company Guar. Notes
        5.38% due 01/27/2021........................    400,000    404,528
       Petroleos de Venezuela SA
        Company Guar. Notes
        5.38% due 04/12/2027........................    350,000    185,500
       Petroleos de Venezuela SA
        Company Guar. Notes
        8.50% due 11/02/2017........................    900,000    753,750

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                     PRINCIPAL   VALUE
                  SECURITY DESCRIPTION               AMOUNT**   (NOTE 2)
      ------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      OIL COMPANIES-INTEGRATED (CONTINUED)
        Petroleos Mexicanos
         Company Guar. Notes
         5.50% due 06/27/2044....................... $542,000  $  523,030
        Petroleos Mexicanos
         Company Guar. Notes
         6.38% due 01/23/2045*......................  355,000     382,956
        Petronas Capital, Ltd.
         Company Guar. Notes
         5.25% due 08/12/2019.......................  600,000     674,828
        Rosneft Oil Co via Rosneft
         International Finance, Ltd.
         Senior Notes
         4.20% due 03/06/2022*......................  200,000     176,750
        Sibur Securities, Ltd.
         Company Guar. Notes
         3.91% due 01/31/2018*......................  310,000     284,425
                                                               ----------
                                                                5,556,323
                                                               ----------
      OIL REFINING & MARKETING -- 0.0%
        Thai Oil PCL
         Senior Notes
         3.63% due 01/23/2023*......................  200,000     185,804
                                                               ----------
      PAPER & RELATED PRODUCTS -- 0.1%
        Inversiones CMPC SA
         Company Guar. Notes
         4.50% due 04/25/2022.......................  500,000     489,913
                                                               ----------
      PETROCHEMICALS -- 0.3%
        Alpek SA de CV
         Company Guar. Notes
         5.38% due 08/08/2023*......................  400,000     413,000
        Braskem Finance, Ltd.
         Company Guar. Notes
         5.75% due 04/15/2021.......................  400,000     399,500
        Mexichem SAB de CV
         Company Guar. Notes
         6.75% due 09/19/2042*......................  559,000     549,217
                                                               ----------
                                                                1,361,717
                                                               ----------
      PIPELINES -- 0.0%
        Transportadora de Gas Internacional SA ESP
         Senior Notes
         5.70% due 03/20/2022*......................  200,000     208,000
                                                               ----------
      REAL ESTATE INVESTMENT TRUSTS -- 0.1%
        Trust F/1401
         Senior Notes
         5.25% due 12/15/2024*......................  400,000     399,000
                                                               ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.7%
        Agile Property Holdings, Ltd.
         Company Guar. Notes
         9.88% due 03/20/2017.......................  350,000     364,875
        China Overseas Finance Cayman II, Ltd.
         Company Guar. Notes
         5.50% due 11/10/2020.......................  300,000     309,155

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    ----------------------------------------------------------------------
    REAL ESTATE OPERATIONS & DEVELOPMENT (CONTINUED)
      Country Garden Holdings Co., Ltd.
       Company Guar. Notes
       7.25% due 04/04/2021*......................... $  200,000 $  186,600
      Country Garden Holdings Co., Ltd.
       Company Guar. Notes
       7.50% due 01/10/2023*.........................    200,000    186,000
      Country Garden Holdings Co., Ltd.
       Company Guar. Notes
       11.13% due 02/23/2018.........................    410,000    443,313
      Kaisa Group Holdings, Ltd.
       Company Guar. Notes
       10.25% due 01/08/2020.........................    500,000    480,625
      Mattamy Group Corp.
       Senior Notes
       6.50% due 11/15/2020*.........................  1,325,000  1,341,562
      Shimao Property Holdings, Ltd.
       Company Guar. Notes
       6.63% due 01/14/2020..........................    200,000    190,000
                                                                 ----------
                                                                  3,502,130
                                                                 ----------
    RETAIL-MAJOR DEPARTMENT STORES -- 0.1%
      LS Finance 2022, Ltd.
       Company Guar. Notes
       4.25% due 10/16/2022..........................    500,000    469,638
                                                                 ----------
    RETAIL-RESTAURANTS -- 0.1%
      Arcos Dorados Holdings, Inc.
       Company Guar. Notes
       6.63% due 09/27/2023*.........................    325,000    333,125
                                                                 ----------
    SATELLITE TELECOM -- 0.2%
      Intelsat Luxembourg SA
       Company Guar. Notes
       7.75% due 06/01/2021..........................  1,105,000  1,163,013
                                                                 ----------
    SECURITY SERVICES -- 0.2%
      Garda World Security Corp.
       Company Guar. Notes
       7.25% due 11/15/2021*.........................  1,111,000  1,185,993
                                                                 ----------
    SOVEREIGN -- 0.2%
      Perusahaan Penerbit SBSN
       Senior Notes
       3.30% due 11/21/2022*.........................    950,000    851,437
      Republic of Angola Via Northern Lights III BV
       Senior Notes
       7.00% due 08/16/2019..........................    250,000    273,438
                                                                 ----------
                                                                  1,124,875
                                                                 ----------
    SPECIAL PURPOSE ENTITIES -- 0.1%
      Hellas Telecommunications
       Luxembourg II FRS
       Sub. Notes
       6.03% due 01/15/2015*+(5)(6)(7)(15)...........  1,330,000          0
      MAF Global Securities, Ltd.
       Company Guar. Notes
       5.25% due 07/05/2019..........................    400,000    430,580
                                                                 ----------
                                                                    430,580
                                                                 ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                    PRINCIPAL     VALUE
                SECURITY DESCRIPTION                AMOUNT**     (NOTE 2)
      -------------------------------------------------------------------
      FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
      STEEL-PRODUCERS -- 0.4%
        ArcelorMittal
         Senior Notes
         6.75% due 02/25/2022....................   $   943,000 $1,034,943
        ArcelorMittal
         Senior Notes
         7.25% due 03/01/2041....................       695,000    697,606
        Severstal OAO Via Steel Capital SA
         Senior Notes
         5.90% due 10/17/2022*...................       200,000    187,996
        Severstal OAO Via Steel Capital SA
         Senior Notes
         5.90% due 10/17/2022....................       200,000    187,996
                                                                ----------
                                                                 2,108,541
                                                                ----------
      SUGAR -- 0.1%
        Cosan Luxembourg SA
         Company Guar. Notes
         9.50% due 03/14/2018*................... BRL 1,590,000    602,644
                                                                ----------
      SUPRANATIONAL BANKS -- 0.2%
        International Bank for Reconstruction &
         Development
         Senior Notes
         3.63% due 02/20/2018.................... NZD   750,000    624,845
        North American Development Bank
         Senior Notes
         2.30% due 10/10/2018....................       584,000    577,120
                                                                ----------
                                                                 1,201,965
                                                                ----------
      TELECOM SERVICES -- 0.6%
        Altice Financing SA
         Senior Sec. Notes
         6.50% due 01/15/2022*...................       918,000    968,490
        UPCB Finance III, Ltd.
         Senior Sec. Notes
         6.63% due 07/01/2020*...................       900,000    963,000
        Wind Acquisition Holdings Finance SA
         Senior Sec. Notes
         12.25% due 07/15/2017*(10)(13)..........     1,141,597  1,195,823
                                                                ----------
                                                                 3,127,313
                                                                ----------
      TELEPHONE-INTEGRATED -- 0.5%
        Oi SA
         Senior Notes
         9.75% due 09/15/2016*................... BRL   575,000    228,707
        Telecom Italia Capital SA
         Company Guar. Notes
         7.18% due 06/18/2019....................       855,000    980,044
        Telecom Italia Capital SA
         Company Guar. Notes
         7.72% due 06/04/2038....................       410,000    438,700
        Telefonica Chile SA
         Senior Notes
         3.88% due 10/12/2022....................       700,000    663,379
                                                                ----------
                                                                 2,310,830
                                                                ----------

                                                  PRINCIPAL   VALUE
                  SECURITY DESCRIPTION            AMOUNT**   (NOTE 2)
         -------------------------------------------------------------
         TRANSPORT-RAIL -- 0.1%
           Russian Railways via RZD Capital PLC
            Senior Notes
            5.70% due 04/05/2022................. $400,000  $   391,000
                                                            -----------
         TRANSPORT-SERVICES -- 0.1%
           Transnet SOC, Ltd.
            Senior Notes
            4.00% due 07/26/2022*................  600,000      551,706
                                                            -----------
         TOTAL FOREIGN CORPORATE BONDS & NOTES
            (cost $91,022,638)...................            88,167,798
                                                            -----------
         FOREIGN GOVERNMENT OBLIGATIONS -- 13.2%
         ELECTRIC-DISTRIBUTION -- 0.1%
           Hydro-Quebec
            Government Guar. Notes
            1.38% due 06/19/2017.................  527,000      528,918
                                                            -----------
         REGIONAL AUTHORITY -- 0.1%
           Province of British Columbia
            Senior Notes
            2.85% due 06/15/2015.................  612,000      630,764
                                                            -----------
         SOVEREIGN -- 12.9%
           Arab Republic of Egypt
            Senior Notes
            5.75% due 04/29/2020.................  330,000      338,250
           Arab Republic of Egypt
            Senior Notes
            6.88% due 04/30/2040.................  380,000      342,000
           Bolivarian Republic of Venezuela
            Senior Notes
            9.00% due 05/07/2023.................  370,000      274,725
           Bolivarian Republic of Venezuela
            Senior Notes
            9.38% due 01/13/2034.................  278,000      203,913
           Bolivarian Republic of Venezuela
            Senior Notes
            11.75% due 10/21/2026................  560,000      477,400
           Bolivarian Republic of Venezuela
            Senior Notes
            11.95% due 08/05/2031................  555,000      471,750
           Commonwealth of Jamaica
            Senior Notes
            8.00% due 06/24/2019.................  160,000      166,400
           Commonwealth of Jamaica
            Senior Notes
            8.00% due 03/15/2039.................  250,000      227,500
           Commonwealth of the Bahamas
            Senior Notes
            5.75% due 01/16/2024*................  240,000      241,320
           Dominican Republic
            Senior Notes
            5.88% due 04/18/2024*................  370,000      367,225
           Dominican Republic
            Senior Notes
            5.88% due 04/18/2024.................  380,000      377,150

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                               PRINCIPAL     VALUE
                SECURITY DESCRIPTION           AMOUNT**     (NOTE 2)
           ---------------------------------------------------------
           FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
           SOVEREIGN (CONTINUED)
             Dominican Republic
              Senior Notes
              6.60% due 01/28/2024*.........   $   260,000 $  266,500
             Dominican Republic
              Senior Notes
              8.63% due 04/20/2027..........       600,000    669,600
             Federation of Malaysia
              Senior Notes
              3.31% due 10/31/2017.......... MYR 7,100,000  2,154,384
             Federation of Malaysia
              Senior Notes
              3.48% due 03/15/2023.......... MYR 2,150,000    627,282
             Federative Republic of Brazil
              Senior Notes
              2.63% due 01/05/2023..........       602,000    532,770
             Federative Republic of Brazil
              Senior Notes
              4.25% due 01/07/2025..........       282,000    272,835
             Federative Republic of Brazil
              Senior Notes
              4.88% due 01/22/2021..........       120,000    127,560
             Gabonese Republic
              Bonds
              6.38% due 12/12/2024*.........     1,140,000  1,205,550
             Gabonese Republic
              Bonds
              6.38% due 12/12/2024..........       770,000    814,275
             Gabonese Republic
              Bonds
              8.20% due 12/12/2017..........       614,000    699,960
             Government of Canada
              Senior Notes
              0.88% due 02/14/2017..........       527,000    526,715
             Government of Canada
              Bonds
              5.75% due 06/01/2029.......... CAD 1,560,000  1,934,880
             Government of New Zealand
              Senior Notes
              6.00% due 04/15/2015.......... NZD 3,030,000  2,699,979
             Kingdom of Bahrain
              Senior Notes
              6.13% due 08/01/2023*.........       821,000    892,837
             Kingdom of Morocco
              Senior Notes
              4.25% due 12/11/2022*.........       598,000    580,060
             Kingdom of Norway
              Bonds
              3.75% due 05/25/2021.......... NOK 7,620,000  1,367,930
             Kingdom of Spain
              Senior Notes
              4.40% due 10/31/2023*......... EUR   600,000    909,604
             Lebanese Republic
              Senior Notes
              4.00% due 12/31/2017..........       426,000    421,740
             Lebanese Republic
              Senior Notes
              8.25% due 04/12/2021..........       350,000    393,313

                                               PRINCIPAL     VALUE
                 SECURITY DESCRIPTION          AMOUNT**     (NOTE 2)
           ---------------------------------------------------------
           SOVEREIGN (CONTINUED)
             Oriental Republic of Uruguay
              Senior Notes
              4.50% due 08/14/2024...........   $  323,000 $  331,075
             Plurinational State of Bolivia
              Senior Notes
              4.88% due 10/29/2022...........      364,000    360,360
             Plurinational State of Bolivia
              Senior Notes
              5.95% due 08/22/2023*..........      280,000    292,600
             Republic of Argentina
              Senior Notes
              2.50% due 12/31/2038(3)........    1,144,761    480,800
             Republic of Argentina
              Senior Notes
              8.28% due 12/31/2033...........    1,200,145    948,778
             Republic of Argentina
              Senior Notes
              8.75% due 06/02/2017...........       35,000     32,550
             Republic of Austria
              Senior Notes
              4.15% due 03/15/2037*.......... EUR  310,000    539,767
             Republic of Belize
              Senior Notes
              5.00% due 02/20/2038(3)........      414,000    288,248
             Republic of Colombia
              Senior Notes
              2.63% due 03/15/2023...........      200,000    180,000
             Republic of Colombia
              Senior Notes
              4.00% due 02/26/2024...........      576,000    570,240
             Republic of Colombia
              Senior Notes
              4.38% due 07/12/2021...........    1,140,000  1,185,600
             Republic of Croatia
              Senior Notes
              5.50% due 04/04/2023*..........      426,000    430,473
             Republic of Croatia
              Senior Notes
              6.25% due 04/27/2017...........      930,000    998,587
             Republic of Croatia
              Senior Notes
              6.38% due 03/24/2021...........      200,000    215,500
             Republic of El Salvador
              Senior Notes
              7.63% due 02/01/2041...........      290,000    282,750
             Republic of Ghana
              Notes
              7.88% due 08/07/2023*..........      473,000    433,978
             Republic of Honduras
              Senior Notes
              7.50% due 03/15/2024...........      350,000    348,250
             Republic of Honduras
              Senior Notes
              8.75% due 12/16/2020*..........      400,000    438,000

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                             PRINCIPAL     VALUE
                 SECURITY DESCRIPTION        AMOUNT**     (NOTE 2)
              ----------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
              SOVEREIGN (CONTINUED)
                Republic of Hungary
                 Senior Notes
                 4.00% due 03/25/2019.....   $   929,000 $  922,497
                Republic of Hungary
                 Senior Notes
                 5.38% due 03/25/2024.....       330,000    330,660
                Republic of Hungary
                 Senior Notes
                 5.75% due 11/22/2023.....       970,000  1,001,525
                Republic of Hungary
                 Senior Notes
                 7.63% due 03/29/2041.....       732,000    843,630
                Republic of Indonesia
                 Senior Notes
                 5.25% due 01/17/2042.....       500,000    453,126
                Republic of Indonesia
                 Senior Notes
                 5.88% due 01/15/2024*....       430,000    461,712
                Republic of Indonesia
                 Senior Notes
                 6.63% due 02/17/2037.....       117,000    124,020
                Republic of Indonesia
                 Senior Notes
                 6.75% due 01/15/2044*....       740,000    809,375
                Republic of Ireland
                 Bonds
                 4.50% due 04/18/2020..... EUR   850,000  1,333,561
                Republic of Italy
                 Bonds
                 5.00% due 03/01/2022..... EUR   960,000  1,520,134
                Republic of Ivory Coast
                 Senior Notes
                 5.75% due 12/31/2032(3)..       700,000    656,250
                Republic of Lithuania
                 Senior Notes
                 5.13% due 09/14/2017.....       200,000    218,486
                Republic of Lithuania
                 Senior Notes
                 6.75% due 01/15/2015.....       429,000    447,447
                Republic of Panama
                 Senior Notes
                 4.30% due 04/29/2053.....       430,000    352,063
                Republic of Peru
                 Senior Notes
                 7.13% due 03/30/2019.....       135,000    162,844
                Republic of Peru
                 Senior Notes
                 8.20% due 08/12/2026..... PEN 2,700,000  1,106,392
                Republic of Peru
                 Senior Notes
                 8.38% due 05/03/2016.....       384,000    438,720
                Republic of Poland
                 Senior Notes
                 3.00% due 03/17/2023.....     1,137,000  1,063,095
                Republic of Poland
                 Senior Notes
                 3.88% due 07/16/2015.....       133,000    138,320

                                               PRINCIPAL     VALUE
                SECURITY DESCRIPTION           AMOUNT**     (NOTE 2)
           ---------------------------------------------------------
           SOVEREIGN (CONTINUED)
             Republic of Poland
              Bonds
              4.00% due 10/25/2023.......... PLN 5,100,000 $1,656,260
             Republic of Poland
              Senior Notes
              5.00% due 03/23/2022..........       400,000    436,500
             Republic of Poland
              Senior Notes
              5.00% due 03/23/2022..........       225,000    245,531
             Republic of Poland
              Senior Notes
              5.13% due 04/21/2021..........        50,000     55,213
             Republic of Poland
              Bonds
              5.25% due 10/25/2020.......... PLN 3,750,000  1,334,042
             Republic of Slovenia
              Bonds
              4.13% due 02/18/2019*.........       400,000    413,600
             Republic of Slovenia
              Senior Notes
              4.75% due 05/10/2018*.........       430,000    459,571
             Republic of Slovenia
              Bonds
              5.85% due 05/10/2023*.........       440,000    479,600
             Republic of South Africa
              Senior Notes
              4.67% due 01/17/2024..........       878,000    869,220
             Republic of South Africa
              Senior Notes
              5.88% due 09/16/2025..........       250,000    268,750
             Republic of South Africa
              Senior Notes
              6.25% due 03/08/2041..........       282,000    309,143
             Republic of Sri Lanka
              Senior Notes
              5.88% due 07/25/2022*.........       200,000    201,000
             Republic of the Philippines
              Senior Notes
              4.00% due 01/15/2021..........       930,000    977,662
             Republic of the Philippines
              Senior Notes
              6.50% due 01/20/2020..........       325,000    385,531
             Republic of the Philippines
              Senior Notes
              8.38% due 06/17/2019..........       100,000    126,875
             Republic of the Philippines
              Senior Notes
              9.38% due 01/18/2017..........       285,000    346,560
             Republic of the Philippines
              Senior Notes
              10.63% due 03/16/2025.........       341,000    530,681
             Republic of Trinidad & Tobago
              Notes
              4.38% due 01/16/2024*.........       300,000    313,800
             Republic of Turkey
              Senior Notes
              3.25% due 03/23/2023..........       240,000    209,880
             Republic of Turkey
              Bonds
              4.88% due 04/16/2043..........       330,000    280,500

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                            PRINCIPAL     VALUE
                SECURITY DESCRIPTION        AMOUNT**     (NOTE 2)
             -----------------------------------------------------
             FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
             SOVEREIGN (CONTINUED)
               Republic of Turkey
                Bonds
                6.00% due 01/14/2041.....   $   850,000 $   835,125
               Republic of Turkey
                Senior Notes
                6.63% due 02/17/2045.....       700,000     737,625
               Republic of Ukraine
                Senior Notes
                7.80% due 11/28/2022.....       596,000     552,045
               Republic of Zambia
                Notes
                5.38% due 09/20/2022.....       410,000     350,038
               Russian Federation
                Senior Notes
                3.50% due 01/16/2019*....       400,000     396,000
               Russian Federation
                Senior Notes
                3.63% due 04/29/2015.....       300,000     305,625
               Russian Federation
                Senior Notes
                4.88% due 09/16/2023*....       600,000     593,250
               Russian Federation
                Senior Notes
                5.88% due 09/16/2043*....       600,000     589,500
               Russian Federation
                Senior Notes
                7.50% due 03/31/2030(3)..       472,650     537,639
               Slovak Republic
                Senior Notes
                4.38% due 05/21/2022.....       610,000     646,368
               United Kingdom
                Gilt Bonds
                1.75% due 09/07/2022..... GBP 1,600,000   2,497,551
               United Kingdom
                Gilt Bonds
                4.75% due 03/07/2020..... GBP 1,420,000   2,720,302
               United Mexican States
                Senior Notes
                2.75% due 04/22/2023..... EUR   200,000     273,463
               United Mexican States
                Senior Notes
                3.50% due 01/21/2021.....       444,000     449,550
               United Mexican States
                Senior Notes
                3.63% due 03/15/2022.....       230,000     230,230
               United Mexican States
                Senior Notes
                4.75% due 03/08/2044.....       788,000     748,600
               United Mexican States
                Senior Notes
                5.63% due 01/15/2017.....       430,000     478,375
               United Mexican States
                Senior Notes
                5.75% due 10/12/2110.....       444,000     436,230
                                                        -----------
                                                         64,604,255
                                                        -----------

                                                   PRINCIPAL      VALUE
              SECURITY DESCRIPTION                 AMOUNT**      (NOTE 2)
    ----------------------------------------------------------------------
    TELEPHONE-INTEGRATED -- 0.1%
      Empresa de Telecomunicaciones de Bogota
       Senior Notes
       7.00% due 01/17/2023*................... COP 640,000,000 $   290,475
                                                                -----------
    TOTAL FOREIGN GOVERNMENT OBLIGATIONS
       (cost $65,953,685)......................                  66,054,412
                                                                -----------
    U.S. GOVERNMENT AGENCIES -- 4.0%
    FEDERAL HOME LOAN MTG. CORP. -- 1.3%
       2.50% due 01/01/2028....................         437,466     437,867
       3.00% due 08/01/2043....................       1,291,942   1,247,295
       3.50% due 03/01/2042....................         534,408     537,498
       3.50% due 04/01/2042....................         547,574     550,741
       3.50% due 09/01/2043....................         581,049     584,661
       4.00% due 09/01/2040....................         460,060     477,417
       4.50% due 02/01/2020....................          25,289      26,747
       4.50% due 08/01/2020....................          45,921      48,585
       4.50% due 01/01/2039....................          57,221      60,949
       5.00% due 02/01/2034....................          58,176      63,389
       5.00% due 05/01/2034....................          70,414      77,602
       5.00% due 03/01/2039....................         138,049     149,977
       5.00% due 07/01/2040....................         423,954     460,915
       5.50% due 05/01/2037....................         169,009     186,288
       6.00% due 03/01/2040....................         142,265     158,002
       6.50% due 05/01/2029....................           1,726       1,936
       6.50% due 02/01/2035....................          46,738      52,326
       6.50% due 11/01/2037....................         626,327     711,687
      Federal Home Loan Mtg. Corp. REMIC
       Series 41, Class F
       10.00% due 05/15/2020(1)................           1,024       1,062
        Series 1103, Class N IO
       11.57% due 06/15/2021(1)(14)............           1,195         219
      Federal Home Loan Mtg. Corp. REMIC FRS
       Series 3572, Class JS
       6.64% due 09/15/2039(1)(14).............       3,907,226     659,629
                                                                -----------
                                                                  6,494,792
                                                                -----------
    FEDERAL NATIONAL MTG. ASSOC. -- 2.6%
       3.00% due 10/01/2027....................         460,470     473,847
       3.00% due 11/01/2027....................         558,901     574,783
       3.00% due 03/01/2042....................          80,663      77,956
       3.00% due 12/01/2042....................         207,712     200,742
       3.00% due 05/01/2043....................       1,158,893   1,120,001
       3.50% due 08/01/2027....................         297,258     311,868
       3.50% due 10/01/2028....................          72,245      75,861
       3.50% due 03/01/2043....................          90,145      90,762
       3.50% due 08/01/2043....................       1,186,025   1,194,049
       3.50% due April TBA.....................         500,000     502,969
       4.00% due 11/01/2025....................         367,982     391,188
       4.00% due 04/01/2039....................         299,709     311,505
       4.00% due 06/01/2039....................         577,029     602,287
       4.00% due 09/01/2040....................         853,591     887,357
       4.00% due 10/01/2040....................         621,853     646,447
       4.00% due 11/01/2041....................         477,359     496,240
       4.50% due 06/01/2019....................          58,039      61,515

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ----------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES (CONTINUED)
        FEDERAL NATIONAL MTG. ASSOC. (CONTINUED)
           4.50% due 11/01/2022.................. $  121,122 $   128,581
           4.50% due 06/01/2023..................     56,855      60,331
           4.50% due 01/01/2039..................    647,762     690,555
           4.50% due 07/01/2040..................  1,109,032   1,190,167
           4.50% due 08/01/2040..................    818,606     876,813
           5.00% due 06/01/2019..................     39,228      41,973
           5.00% due 01/01/2023..................     25,556      27,537
           5.00% due 03/01/2034..................     53,353      58,141
           5.00% due 05/01/2035..................     33,363      36,310
           5.00% due 05/01/2040..................    213,475     233,342
           5.00% due 07/01/2040..................    548,792     598,783
           5.50% due 06/01/2038..................     86,725      95,813
           6.00% due 02/01/2032..................      5,627       6,257
           6.00% due 05/01/2034..................      4,011       4,511
           6.00% due 10/01/2034..................     23,412      26,060
           6.00% due 10/01/2037..................     49,058      54,552
           6.50% due 02/01/2035..................     30,270      34,027
           6.50% due 09/01/2037..................    166,455     187,221
           6.50% due 10/01/2037..................    114,449     128,892
           6.50% due 10/01/2038..................    352,580     396,379
           6.50% due 02/01/2039..................     59,600      67,181
           7.50% due 01/01/2030..................      1,560       1,621
           8.00% due 11/01/2028..................      6,928       7,830
           13.00% due 11/15/2015.................          7           7
          Federal National Mtg. Assoc. REMIC
           Series 2011-117, Class MA
           2.00% due 08/25/2040(1)...............    176,316     174,172
           Series 1989-2, Class D
           8.80% due 01/25/2019(1)...............     10,160      11,235
                                                             -----------
                                                              13,157,668
                                                             -----------
        TENNESSEE VALLEY AUTHORITY -- 0.1%
           1.75% due 10/15/2018..................    335,000     334,251
                                                             -----------
        TOTAL U.S. GOVERNMENT AGENCIES
           (cost $19,195,389)....................             19,986,711
                                                             -----------
        U.S. GOVERNMENT TREASURIES -- 6.6%
        UNITED STATES TREASURY BONDS -- 1.5%
           3.13% due 02/15/2043..................        400         368
           3.63% due 08/15/2043..................  3,300,000   3,340,221
           3.75% due 11/15/2043..................  4,000,000   4,141,248
                                                             -----------
                                                               7,481,837
                                                             -----------
        UNITED STATES TREASURY NOTES -- 5.1%
           0.08% due 01/31/2016 FRS..............  1,940,000   1,938,918
           0.13% due 04/15/2018 TIPS(8)..........  1,300,163   1,330,026
           0.25% due 10/31/2015..................    217,000     216,949
           0.38% due 01/31/2016..................  3,500,000   3,501,092
           0.75% due 10/31/2017..................    131,000     128,881
           1.00% due 03/31/2017..................  4,648,000   4,659,620
           1.50% due 07/31/2016..................  1,000,000   1,021,172
           1.50% due 01/31/2019..................  3,300,000   3,271,125
           1.50% due 02/28/2019..................  1,344,000   1,330,560
           2.00% due 01/31/2016..................  1,290,000   1,328,499
           2.13% due 01/31/2021..................  3,300,000   3,267,772
           2.75% due 11/15/2023..................  3,300,000   3,314,952
                                                             -----------
                                                              25,309,566
                                                             -----------

                                                     PRINCIPAL
                                                      AMOUNT/     VALUE
                  SECURITY DESCRIPTION               SHARES**    (NOTE 2)
     ----------------------------------------------------------------------
     TOTAL U.S. GOVERNMENT TREASURIES
        (cost $32,813,276)..........................            $32,791,403
                                                                -----------
     LOANS(7)(16)(17) -- 1.5%
     CASINO HOTELS -- 0.1%
       Twin River Management Group, Inc.
        BTL-B
        5.25% due 09/27/2018........................ $  270,233     273,105
                                                                -----------
     COMPUTER SERVICES -- 0.2%
       Sungard Availability Services Capital, Inc.
        BTL-B
        1.00% due 03/31/2019........................  1,081,081   1,082,771
                                                                -----------
     COMPUTER SOFTWARE -- 0.3%
       Vertafore, Inc. FRS
        BTL-1st Lien
        4.25% due 10/03/2019........................  1,460,927   1,468,689
                                                                -----------
     ELECTRIC-DISTRIBUTION -- 0.3%
       Cedar Bay Generating Company LP
        BTL
        6.25% due 04/15/2020........................  1,508,127   1,515,668
                                                                -----------
     GAMBLING (NON-HOTEL) -- 0.1%
       Northfield Park Assoc. LLC
        BTL-1st Lien
        9.00% due 10/23/2018........................    261,844     266,426
                                                                -----------
     MEDICAL-DRUGS -- 0.4%
       Auxilium Pharmaceuticals, Inc.
        BTL-B
        6.25% due 04/26/2017........................  2,016,278   2,046,522
                                                                -----------
     MEDICAL-HOSPITALS -- 0.0%
       Ardent Health Services, Inc.
        BTL-B
        6.75% due 03/15/2018........................    237,000     238,185
                                                                -----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.1%
       Sabine Oil & Gas, LLC
        BTL
        8.75% due 12/31/2018........................    647,315     658,238
                                                                -----------
     TOTAL LOANS
        (cost $7,455,231)...........................              7,549,604
                                                                -----------
     MUNICIPAL BONDS & NOTES -- 0.3%
       Ohio State University
        Revenue Bonds
        Series A
        4.80% due 06/01/2111........................    616,000     594,711
       Port Authority of New York & New Jersey
        Revenue Bonds
        Series 174
        4.46% due 10/01/2062........................    725,000     679,028
       Port Authority of New York & New Jersey
        Revenue Bonds
        Series 168
        4.93% due 10/01/2051........................    353,000     362,023
                                                                -----------
     TOTAL MUNICIPAL BONDS & NOTES
        (cost $1,687,948)...........................              1,635,762
                                                                -----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                   SHARES/
                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        COMMON STOCKS -- 0.0%
        TELEVISION -- 0.0%
          ION Media Networks, Inc.+(5)(7)(18)
           (cost $7).............................        655 $  182,090
                                                             ----------
        PREFERRED SECURITIES -- 0.5%
        BANKS-COMMERCIAL -- 0.1%
          Zions Bancorporation FRS
           Series G 6.30%........................     21,275    529,748
                                                             ----------
        DIVERSIFIED BANKING INSTITUTIONS -- 0.1%
          Citigroup, Inc. FRS
           Series J
           7.13%.................................     31,375    828,300
                                                             ----------
        ELECTRIC-INTEGRATED -- 0.1%
          Entergy Louisiana LLC
           4.70%.................................     12,300    250,305
                                                             ----------
        SOVEREIGN AGENCY -- 0.0%
          Federal Home Loan Mtg. Corp.FRS
           Series Z
           8.38%.................................     11,300    124,300
                                                             ----------
        TELECOM SERVICES -- 0.1%
          Qwest Corp.
           6.13%.................................     23,325    513,850
                                                             ----------
        TELEPHONE-INTEGRATED -- 0.1%
          Verizon Communications, Inc.+
           5.90%.................................     12,570    313,747
                                                             ----------
        TOTAL PREFERRED SECURITIES
           (cost $2,695,522).....................             2,560,250
                                                             ----------
        PREFERRED SECURITIES/CAPITAL SECURITIES -- 2.3%
        BANKS-COMMERCIAL -- 0.1%
          Zions Bancorporation FRS
           Series I
           5.80% due 06/15/2023(4)............... $  481,000    448,533
                                                             ----------
        BANKS-SUPER REGIONAL -- 0.1%
          Wells Fargo Capital X
           5.95% due 12/01/2086..................    223,000    223,000
                                                             ----------
        DIVERSIFIED BANKING INSTITUTIONS -- 0.8%
          BAC Capital Trust XIII FRS
           Series F
           4.00% due 05/07/2014(4)...............  1,070,000    823,900
          Credit Suisse Group AG VRS
           7.50% due 12/11/2023*(4)..............    505,000    548,556
          JPMorgan Chase & Co. FRS
           Series Q
           5.15% due 05/01/2023(4)...............  1,227,000  1,150,313
          JPMorgan Chase & Co.
           6.13% due 04/30/2024(4)...............  1,216,000  1,196,916
          JPMorgan Chase & Co. FRS
           Series 1
           7.90% due 04/30/2018(4)...............    304,000    343,520
          JPMorgan Chase Capital XXIII FRS
           1.24% due 05/15/2077..................    140,000    106,400
                                                             ----------
                                                              4,169,605
                                                             ----------

                                                    SHARES/
                                                   PRINCIPAL      VALUE
               SECURITY DESCRIPTION                AMOUNT**      (NOTE 2)
   ------------------------------------------------------------------------
   DIVERSIFIED FINANCIAL SERVICES -- 0.1%
     General Electric Capital Corp. FRS
      Series C
      5.25% due 06/15/2023(4).................... $   500,000  $    486,350
                                                               ------------
   FINANCE-INVESTMENT BANKER/BROKER -- 0.0%
     Lehman Brothers Holdings Capital Trust VII
      Escrow Security
      5.86% due 11/30/2056+(7)...................     222,000            22
                                                               ------------
   FINANCE-OTHER SERVICES -- 0.1%
     National Rural Utilities Cooperative
      Finance Corp. FRS
      4.75% due 04/30/2043.......................     547,000       516,915
                                                               ------------
   FINANCIAL GUARANTEE INSURANCE -- 0.3%
     Assured Guaranty Municipal
      Holdings, Inc. FRS
      6.40% due 12/15/2066*......................   1,880,000     1,626,200
                                                               ------------
   FOOD-DAIRY PRODUCTS -- 0.3%
     Land O' Lakes Capital Trust I
      7.45% due 03/15/2028*......................   1,450,000     1,413,750
                                                               ------------
   INSURANCE-LIFE/HEALTH -- 0.2%
     Prudential Financial, Inc. FRS
      5.63% due 06/15/2043.......................   1,038,000     1,058,760
                                                               ------------
   INSURANCE-MULTI-LINE -- 0.1%
     MetLife, Inc.
      6.40% due 12/15/2066.......................     533,000       562,315
                                                               ------------
   TOOLS-HAND HELD -- 0.2%
     Stanley Black & Decker, Inc. FRS
      5.75% due 12/15/2053.......................     865,000       927,712
                                                               ------------
   TOTAL PREFERRED SECURITIES/CAPITAL SECURITIES
      (cost $10,729,681).........................                11,433,162
                                                               ------------
   WARRANTS+ -- 0.0%
   OIL-FIELD SERVICES -- 0.0%
     Green Field Energy Services, Inc.
      Expires 11/15/2021*
      (cost $57,960).............................       2,031            20
                                                               ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $477,472,534)........................               479,157,377
                                                               ------------
   SHORT-TERM INVESTMENT SECURITIES -- 2.4%
   TIME DEPOSITS -- 2.4%
     Euro Time Deposit with State Street
      Bank and Trust Co.
      0.01% due 04/01/2014
      (cost $11,950,000)......................... $11,950,000    11,950,000
                                                               ------------
   REPURCHASE AGREEMENT -- 2.2%
     State Street Bank and Trust Co.
      Joint Repurchase Agreement(19)
      (cost $10,984,000).........................  10,984,000    10,984,000
                                                               ------------
   TOTAL INVESTMENTS
      (cost $500,406,534)(20)....................       100.4%  502,091,377
   Liabilities in excess of other assets.........        (0.4)   (1,904,237)
                                                  -----------  ------------
   NET ASSETS                                           100.0% $500,187,140
                                                  ===========  ============

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2014, the aggregate value of these securities was $138,308,874 representing 27.7% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
** Denominated in United States Dollars unless otherwise indicated.
+  Non-income producing security
(1)Collateralized Mortgage Obligation
(2)Commercial Mortgage Backed Security
(3)"Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(4)Perpetual maturity - maturity date reflects the next call date.
(5)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(6)Security in default of interest.
(7)Illiquid security. At March 31, 2014, the aggregate value of these securities was $7,891,901 representing 1.6% of net assets.
(8)Principal amount of security is adjusted for inflation.
(9)Company has filed for Chapter 11 bankruptcy protection.
(10)PIK ("Payment-in-Kind") security - Income may be paid in additional securities or cash at the discretion of the issuer.
(11)Security in default of interest and principal at maturity.
(12)Company has filed for Chapter 7 bankruptcy.
(13)Security currently paying interest/dividends in the form of additional securities.
(14)Interest Only
(15)Company has filed for bankruptcy protection in country of issuance.
(16)The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(17)Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(18)Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note
    2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2014 the SunAmerica Strategic Bond held the following restricted securities:

                                PRINCIPAL                       VALUE   % OF
                    ACQUISITION  AMOUNT/  ACQUISITION            PER    NET
   NAME                DATE      SHARES      COST      VALUE    SHARE  ASSETS
   ----             ----------- --------- ----------- -------- ------- ------
   ION Media
    Networks, Inc.
    Common Stock... 03/05/2014     655        $7      $182,090 $278.00  0.04%

(19)See Note 2 for details of Joint Repurchase Agreements.
(20)See Note 5 for cost of investments on a tax basis.
BTL --Bank Term Loan
REMIC --Real Estate Mortgage Investment Conduit
TBA --Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.
TIPS --Treasury Inflation Protected Securities
FRS --Floating Rate Security
VRS --Variable Rate Security
The rates shown on FRS and VRS are the current rates at March 31, 2014 and unless noted otherwise the dates are the original maturity dates.

BRL --Brazilian Real
CAD --Canadian Dollar
COP --Columbian Peso
EUR --Euro
GBP --British Pound
MYR --Malaysian Ringgit
NOK --Norwegian Krone
NZD --New Zealand Dollar
PEN --Peruvian Nuevo Sol
PLN --Polish Zloty
TRY --Turkish Lira

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2014 (see Note 2):

                                           LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                               QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
-                                          --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Asset Backed Securities.................      $       --         $  4,471,048           $     --        $  4,471,048
  U.S. Corporate Bonds & Notes:
   Electric-Generation....................              --            1,012,350            300,530           1,312,880
   Gambling (Non-Hotel)...................              --                   --            159,997             159,997
   Recycling..............................              --                   --                124                 124
   Rubber/Plastic Products................              --                   --                  0                   0
   Other Industries*......................              --          242,852,116                 --         242,852,116
  Foreign Corporate Bonds & Notes:
   Special Purpose Entities...............              --              430,580                  0             430,580
   Other Industries*......................              --           87,737,218                 --          87,737,218
  Foreign Government Obligations:
   Sovereign..............................              --           64,604,255                 --          64,604,255
   Other Foreign Government Obligations*..              --            1,450,157                 --           1,450,157
  U.S. Government Agencies................              --           19,986,711                 --          19,986,711
  U.S. Government Treasuries:
   United States Treasury Bonds...........              --            7,481,837                 --           7,481,837
   United States Treasury Notes...........              --           25,309,566                 --          25,309,566
  Loans...................................              --            7,549,604                 --           7,549,604
  Municipal Bond & Notes..................              --            1,635,762                 --           1,635,762
  Common Stocks...........................              --                   --            182,090             182,090
  Preferred Securities....................       2,560,250                   --                 --           2,560,250
  Preferred Securities/Capital Securities.              --           11,433,162                 --          11,433,162
  Warrants                                              --                   20                 --                  20
Short-Term Investment Securities:
  Time Deposits...........................              --           11,950,000                 --          11,950,000
Repurchase Agreement......................              --           10,984,000                 --          10,984,000
                                                ----------         ------------           --------        ------------
Total.....................................      $2,560,250         $498,888,386           $642,741        $502,091,377
                                                ==========         ============           ========        ============

--------
* Sum of all other industries or government obligations each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry or government obligation classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2014

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2014 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                  Cellular Telecom....................... 6.6%
                  Oil Companies-Exploration & Production. 5.9
                  Cable/Satellite TV..................... 5.3
                  Medical-Hospitals...................... 5.0
                  Diversified Banking Institutions....... 4.5
                  Repurchase Agreements.................. 3.5
                  Building-Residential/Commercial........ 3.3
                  Data Processing/Management............. 2.9
                  Telephone-Integrated................... 2.7
                  Telecom Services....................... 2.6
                  Satellite Telecom...................... 2.4
                  Food-Misc./Diversified................. 2.1
                  Electric-Integrated.................... 2.1
                  Television............................. 2.0
                  Building & Construction Products-Misc.. 1.7
                  Pipelines.............................. 1.7
                  Chemicals-Diversified.................. 1.7
                  Medical-Drugs.......................... 1.6
                  Finance-Consumer Loans................. 1.4
                  Publishing-Newspapers.................. 1.4
                  Entertainment Software................. 1.2
                  Steel-Producers........................ 1.2
                  Finance-Other Services................. 1.2
                  Retail-Propane Distribution............ 1.1
                  Auto-Cars/Light Trucks................. 1.1
                  Telecommunication Equipment............ 1.1
                  Metal Processors & Fabrication......... 1.1
                  Investment Management/Advisor Services. 1.1
                  Banks-Commercial....................... 1.0
                  Insurance-Multi-line................... 1.0
                  Funeral Services & Related Items....... 1.0
                  Medical Products....................... 0.9
                  Theaters............................... 0.9
                  Chemicals-Plastics..................... 0.9
                  Electronic Components-Semiconductors... 0.9
                  Medical Information Systems............ 0.8
                  Enterprise Software/Service............ 0.8
                  Banks-Mortgage......................... 0.8
                  Retail-Leisure Products................ 0.8
                  Aerospace/Defense-Equipment............ 0.8
                  Commercial Services.................... 0.8
                  Real Estate Management/Services........ 0.8
                  Insurance-Property/Casualty............ 0.7
                  Computer Services...................... 0.7
                  Diversified Manufacturing Operations... 0.7
                  Engineering/R&D Services............... 0.6
                  Chemicals-Specialty.................... 0.6
                  Radio.................................. 0.6
                  Medical-HMO............................ 0.6
                  Retail-Discount........................ 0.6
                  Retail-Home Furnishings................ 0.6
                  Applications Software.................. 0.6
                  Diagnostic Kits........................ 0.6
                  Machinery-General Industrial........... 0.5
                  Semiconductor Equipment................ 0.5
                  Retail-Restaurants..................... 0.5
                  Office Automation & Equipment.......... 0.5
                  Coal................................... 0.4
                  Oil & Gas Drilling..................... 0.4
                  Containers-Paper/Plastic............... 0.4

               Multimedia.................................  0.4%
               Gambling (Non-Hotel).......................  0.4
               Web Hosting/Design.........................  0.4
               Retail-Regional Department Stores..........  0.4
               Diversified Financial Services.............  0.4
               Shipbuilding...............................  0.3
               Rental Auto/Equipment......................  0.3
               Racetracks.................................  0.3
               Building Products-Cement...................  0.3
               Non-Hazardous Waste Disposal...............  0.3
               Retail-Mail Order..........................  0.3
               Diversified Operations/Commercial Services.  0.3
               Casino Hotels..............................  0.2
               Medical-Biomedical/Gene....................  0.2
               Internet Connectivity Services.............  0.2
               Banks-Money Center.........................  0.2
               Casino Services............................  0.2
               Gold Mining................................  0.2
               Agricultural Operations....................  0.2
               Beverages-Wine/Spirits.....................  0.1
               Distribution/Wholesale.....................  0.1
               Independent Power Producers................  0.1
               Electric-Generation........................  0.1
               Building & Construction-Misc...............  0.1
               Paper & Related Products...................  0.1
               E-Commerce/Services........................  0.1
                                                           ----
                                                           98.0%
                                                           ====

CREDIT QUALITY ALLOCATION+#

                               Baa........   0.4%
                               Ba.........  29.7
                               B..........  40.1
                               Caa........  21.4
                               Not Rated@.   8.4
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Moody's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

                                                   PRINCIPAL   VALUE
                  SECURITY DESCRIPTION             AMOUNT**   (NOTE 2)
         -------------------------------------------------------------
         CONVERTIBLE BONDS & NOTES -- 0.6%
         BUILDING-RESIDENTIAL/COMMERCIAL -- 0.1%
           M/I Homes, Inc.
            Company Guar. Notes
            3.00% due 03/01/2018.................. $116,000  $  123,830
                                                             ----------
         MEDICAL-BIOMEDICAL/GENE -- 0.2%
           Cubist Pharmaceuticals, Inc.
            Senior Notes
            1.88% due 09/01/2020*.................  155,000     186,969
           Exelixis, Inc.
            Senior Sub. Notes
            4.25% due 08/15/2019..................   80,000      71,950
                                                             ----------
                                                                258,919
                                                             ----------
         MEDICAL-DRUGS -- 0.0%
           Savient Pharmaceuticals, Inc.
            Senior Notes
            4.75% due 02/01/2018(1)(2)............  745,000       7,450
                                                             ----------
         OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.3%
           Cobalt International Energy, Inc.
            Senior Notes
            2.63% due 12/01/2019..................  385,000     362,622
                                                             ----------
         TOTAL CONVERTIBLE BONDS & NOTES
            (cost $1,169,449).....................              752,821
                                                             ----------
         U.S. CORPORATE BONDS & NOTES -- 70.5%
         AEROSPACE/DEFENSE-EQUIPMENT -- 0.8%
           B/E Aerospace, Inc.
            Senior Notes
            6.88% due 10/01/2020..................  815,000     894,463
                                                             ----------
         AGRICULTURAL OPERATIONS -- 0.2%
           American Rock Salt Co., LLC/
            American Rock Capital Corp.
            Sec. Notes
            8.25% due 05/01/2018*.................  191,000     199,118
                                                             ----------
         APPLICATIONS SOFTWARE -- 0.6%
           Emdeon, Inc.
            Company Guar. Notes
            11.00% due 12/31/2019.................  550,000     637,313
                                                             ----------
         AUTO-CARS/LIGHT TRUCKS -- 1.1%
           Chrysler Group LLC/CG Co-Issuer, Inc.
            Sec. Notes
            8.00% due 06/15/2019*.................  465,000     509,175
           Chrysler Group LLC/CG Co-Issuer, Inc.
            Sec. Notes
            8.25% due 06/15/2021*.................  685,000     774,906
                                                             ----------
                                                              1,284,081
                                                             ----------
         BANKS-COMMERCIAL -- 1.0%
           CIT Group, Inc.
            Senior Notes
            5.25% due 03/15/2018..................  406,000     436,450
           CIT Group, Inc.
            Senior Notes
            5.38% due 05/15/2020..................  275,000     294,937

                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    -----------------------------------------------------------------------
    BANKS-COMMERCIAL (CONTINUED)
      CIT Group, Inc.
       Senior Notes
       5.50% due 02/15/2019*.......................... $  430,000 $  463,325
                                                                  ----------
                                                                   1,194,712
                                                                  ----------
    BANKS-MORTGAGE -- 0.8%
      Provident Funding Associates LP/
       PFG Finance Corp.
       Company Guar. Notes
       6.75% due 06/15/2021*..........................    925,000    925,000
                                                                  ----------
    BEVERAGES-WINE/SPIRITS -- 0.1%
      Constellation Brands, Inc.
       Company Guar. Notes
       4.25% due 05/01/2023...........................    145,000    141,738
                                                                  ----------
    BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 1.7%
      Associated Materials LLC/AMH New Finance, Inc.
       Senior Sec. Notes
       9.13% due 11/01/2017...........................    205,000    215,762
      Nortek, Inc.
       Company Guar. Notes
       8.50% due 04/15/2021...........................    560,000    625,800
      Ply Gem Industries, Inc.
       Company Guar. Notes
       6.50% due 02/01/2022*..........................  1,105,000  1,116,050
                                                                  ----------
                                                                   1,957,612
                                                                  ----------
    BUILDING & CONSTRUCTION-MISC. -- 0.1%
      Weekley Homes LLC/Weekley Finance Corp.
       Senior Notes
       6.00% due 02/01/2023...........................     85,000     84,575
                                                                  ----------
    BUILDING-RESIDENTIAL/COMMERCIAL -- 3.2%
      K Hovnanian Enterprises, Inc.
       Company Guar. Notes
       7.00% due 01/15/2019*..........................    430,000    440,750
      K Hovnanian Enterprises, Inc.
       Sec. Notes
       9.13% due 11/15/2020*..........................    341,000    382,772
      KB Home
       Company Guar. Notes
       7.00% due 12/15/2021...........................    200,000    215,250
      KB Home
       Company Guar. Notes
       7.50% due 09/15/2022...........................    345,000    377,775
      KB Home
       Company Guar. Notes
       8.00% due 03/15/2020...........................    931,000  1,056,685
      Lennar Corp.
       Company Guar. Notes
       4.75% due 11/15/2022(3)........................    890,000    865,525
      Pulte Group, Inc.
       Company Guar. Notes
       6.38% due 05/15/2033...........................    135,000    132,300

50

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 14, 2014 -- (CONTINUED)

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    ----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    BUILDING-RESIDENTIAL/COMMERCIAL (CONTINUED)
      Ryland Group, Inc.
       Company Guar. Notes
       5.38% due 10/01/2022.......................... $  175,000 $  173,688
                                                                 ----------
                                                                  3,644,745
                                                                 ----------
    CABLE/SATELLITE TV -- 3.9%
      CCO Holdings LLC/CCO Holdings Capital Corp.
       Company Guar. Notes
       5.25% due 09/30/2022..........................    165,000    162,937
      CCO Holdings LLC/CCO Holdings Capital Corp.
       Company Guar. Notes
       6.63% due 01/31/2022..........................    580,000    619,875
      CCO Holdings LLC/CCO Holdings Capital Corp.
       Company Guar. Notes
       7.38% due 06/01/2020..........................    365,000    399,219
      DISH DBS Corp.
       Company Guar. Notes
       5.00% due 03/15/2023..........................    520,000    523,900
      DISH DBS Corp.
       Company Guar. Notes
       6.75% due 06/01/2021..........................  1,820,000  2,038,400
      DISH DBS Corp.
       Company Guar. Notes
       7.88% due 09/01/2019..........................    160,000    189,200
      Harron Communications LP/Harron Finance Corp.
       Senior Notes
       9.13% due 04/01/2020*.........................    485,000    548,050
                                                                 ----------
                                                                  4,481,581
                                                                 ----------
    CASINO HOTELS -- 0.2%
      Wynn Las Vegas LLC/Wynn Las Vegas
       Capital Corp.
       1st. Mtg. Notes
       5.38% due 03/15/2022..........................    270,000    281,813
                                                                 ----------
    CELLULAR TELECOM -- 6.6%
      MetroPCS Wireless, Inc.
       Company Guar. Notes
       6.63% due 11/15/2020..........................    645,000    688,537
      Sprint Corp.
       Company Guar. Notes
       7.25% due 09/15/2021*.........................  1,255,000  1,367,950
      Sprint Corp.
       Company Guar. Notes
       7.88% due 09/15/2023*.........................  1,170,000  1,287,000
      Sprint Nextel Corp.
       Company Guar. Notes
       7.00% due 03/01/2020*.........................    395,000    455,237
      Sprint Nextel Corp.
       Company Guar. Notes
       9.00% due 11/15/2018*.........................    910,000  1,112,475
      Syniverse Holdings, Inc.
       Company Guar. Notes
       9.13% due 01/15/2019..........................  1,000,000  1,087,500
      T-Mobile USA, Inc.
       Company Guar. Notes
       5.25% due 09/01/2018..........................     65,000     68,738

                                                     PRINCIPAL   VALUE
                  SECURITY DESCRIPTION               AMOUNT**   (NOTE 2)
      ------------------------------------------------------------------
      CELLULAR TELECOM (CONTINUED)
        T-Mobile USA, Inc.
         Company Guar. Notes
         6.13% due 01/15/2022....................... $ 85,000  $   89,038
        T-Mobile USA, Inc.
         Company Guar. Notes
         6.46% due 04/28/2019.......................  450,000     481,500
        T-Mobile USA, Inc.
         Company Guar. Notes
         6.50% due 01/15/2024.......................  125,000     130,937
        T-Mobile USA, Inc.
         Company Guar. Notes
         6.63% due 04/28/2021.......................  185,000     198,875
        T-Mobile USA, Inc.
         Company Guar. Notes
         6.73% due 04/28/2022.......................  520,000     557,050
        T-Mobile USA, Inc.
         Company Guar. Notes
         6.84% due 04/28/2023.......................   70,000      75,075
                                                               ----------
                                                                7,599,912
                                                               ----------
      CHEMICALS-DIVERSIFIED -- 0.3%
        Momentive Performance Materials, Inc.
         Senior Sec. Notes
         8.88% due 10/15/2020(14)...................  275,000     298,375
                                                               ----------
      CHEMICALS-PLASTICS -- 0.9%
        Hexion US Finance Corp.
         Senior Sec. Notes
         6.63% due 04/15/2020.......................  230,000     238,050
        Hexion US Finance Corp./Hexion Nova Scotia
         Finance ULC
         Senior Sec. Notes
         8.88% due 02/01/2018.......................  390,000     405,600
        Hexion US Finance Corp./Hexion Nova Scotia
         Finance ULC
         Sec. Notes
         9.00% due 11/15/2020.......................  355,000     351,450
                                                               ----------
                                                                  995,100
                                                               ----------
      CHEMICALS-SPECIALTY -- 0.6%
        Ferro Corp.
         Senior Notes
         7.88% due 08/15/2018.......................  675,000     712,125
                                                               ----------
      COMMERCIAL SERVICES -- 0.8%
        ServiceMaster Co.
         Company Guar. Notes
         7.00% due 08/15/2020.......................  825,000     873,469
                                                               ----------
      COMPUTER SERVICES -- 0.7%
        SunGard Data Systems, Inc.
         Company Guar. Notes
         6.63% due 11/01/2019.......................  355,000     375,412
        SunGard Data Systems, Inc.
         Company Guar. Notes
         7.38% due 11/15/2018.......................  156,000     165,360

                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   -------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   COMPUTER SERVICES (CONTINUED)
     SunGard Data Systems, Inc.
      Company Guar. Notes
      7.63% due 11/15/2020............................. $  275,000 $  301,469
                                                                   ----------
                                                                      842,241
                                                                   ----------
   CONTAINERS-PAPER/PLASTIC -- 0.4%
     BOE Intermediate Holding Corp.
      Senior Notes
      9.00% due 11/01/2017*(4)(15).....................    444,337    484,327
                                                                   ----------
   DATA PROCESSING/MANAGEMENT -- 2.9%
     First Data Corp.
      Senior Sec. Notes
      7.38% due 06/15/2019*............................    715,000    768,625
     First Data Corp.
      Sec. Notes
      8.25% due 01/15/2021*............................  1,844,000  2,000,740
     First Data Corp.
      Sec. Notes
      8.75% due 01/15/2022*(4).........................    285,000    311,362
     First Data Holdings, Inc.
      Senior Notes
      14.50% due 09/24/2019*(4)(15)....................    282,941    265,965
                                                                   ----------
                                                                    3,346,692
                                                                   ----------
   DIAGNOSTIC KITS -- 0.6%
     Alere, Inc.
      Company Guar. Notes
      6.50% due 06/15/2020.............................    600,000    630,000
                                                                   ----------
   DISTRIBUTION/WHOLESALE -- 0.1%
     American Builders & Contractors Supply Co., Inc.
      Senior Notes
      5.63% due 04/15/2021*............................    115,000    119,025
                                                                   ----------
   DIVERSIFIED BANKING INSTITUTIONS -- 0.3%
     GMAC LLC
      Sub. Notes
      8.00% due 12/31/2018.............................    270,000    321,975
                                                                   ----------
   DIVERSIFIED FINANCIAL SERVICES -- 0.4%
     Community Choice Financial, Inc.
      Senior Sec. Notes
      10.75% due 05/01/2019............................    490,000    414,050
                                                                   ----------
   DIVERSIFIED MANUFACTURING OPERATIONS -- 0.7%
     JM Huber Corp.
      Senior Notes
      9.88% due 11/01/2019*............................    675,000    776,250
                                                                   ----------
   E-COMMERCE/SERVICES -- 0.1%
     IAC/InterActiveCorp.
      Company Guar. Notes
      4.75% due 12/15/2022.............................     59,000     57,746
                                                                   ----------
   ELECTRIC-GENERATION -- 0.1%
     AES Corp.
      Senior Notes
      8.00% due 10/15/2017.............................     86,000    101,803
                                                                   ----------

                                                      PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     ELECTRIC-INTEGRATED -- 0.9%
       DPL, Inc.
        Senior Notes
        7.25% due 10/15/2021......................... $  775,000 $  800,187
       Texas Competitive Electric Holdings Co. LLC/
        TCEH Finance, Inc.
        Senior Sec. Notes
        11.50% due 10/01/2020*+(14)(16)..............    295,000    226,413
                                                                 ----------
                                                                  1,026,600
                                                                 ----------
     ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.5%
       Freescale Semiconductor, Inc.
        Senior Sec. Notes
        6.00% due 01/15/2022*........................    325,000    344,906
       Freescale Semiconductor, Inc.
        Company Guar. Notes
        8.05% due 02/01/2020.........................    157,000    172,504
                                                                 ----------
                                                                    517,410
                                                                 ----------
     ENTERPRISE SOFTWARE/SERVICE -- 0.8%
       Infor US, Inc.
        Company Guar. Notes
        9.38% due 04/01/2019.........................    426,000    479,782
       Infor US, Inc.
        Company Guar. Notes
        11.50% due 07/15/2018........................    394,000    456,055
                                                                 ----------
                                                                    935,837
                                                                 ----------
     ENTERTAINMENT SOFTWARE -- 1.2%
       Activision Blizzard, Inc.
        Company Guar. Notes
        5.63% due 09/15/2021*........................  1,325,000  1,417,750
                                                                 ----------
     FINANCE-CONSUMER LOANS -- 1.4%
       SLM Corp.
        Senior Notes
        8.00% due 03/25/2020.........................    211,000    242,914
       SLM Corp.
        Senior Notes
        8.45% due 06/15/2018.........................    279,000    328,522
       TMX Finance LLC/TitleMax Finance Corp.
        Senior Sec. Notes
        8.50% due 09/15/2018*........................    985,000  1,078,575
                                                                 ----------
                                                                  1,650,011
                                                                 ----------
     FINANCE-OTHER SERVICES -- 1.2%
       Nationstar Mtg. LLC/Nationstar Capital Corp.
        Company Guar. Notes
        6.50% due 08/01/2018.........................    770,000    773,850
       Nationstar Mtg. LLC/Nationstar Capital Corp.
        Company Guar. Notes
        6.50% due 07/01/2021.........................    610,000    574,925
                                                                 ----------
                                                                  1,348,775
                                                                 ----------
     FOOD-MISC./DIVERSIFIED -- 1.4%
       ARAMARK Corp.
        Company Guar. Notes
        5.75% due 03/15/2020.........................    985,000  1,040,406

52

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 14, 2014 -- (CONTINUED)

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                  PRINCIPAL   VALUE
                   SECURITY DESCRIPTION           AMOUNT**   (NOTE 2)
          ------------------------------------------------------------
          U.S. CORPORATE BONDS & NOTES (CONTINUED)
          FOOD-MISC./DIVERSIFIED (CONTINUED)
            Pinnacle Foods Finance LLC/
             Pinnacle Foods Finance Corp.
             Company Guar. Notes
             4.88% due 05/01/2021................ $565,000  $  552,288
                                                            ----------
                                                             1,592,694
                                                            ----------
          FUNERAL SERVICES & RELATED ITEMS -- 1.0%
            Service Corp. International
             Senior Notes
             5.38% due 01/15/2022*...............  180,000     182,250
            Service Corp. International
             Senior Notes
             7.63% due 10/01/2018................  802,000     925,307
                                                            ----------
                                                             1,107,557
                                                            ----------
          GAMBLING (NON-HOTEL) -- 0.4%
            Isle of Capri Casinos, Inc.
             Company Guar. Notes
             8.88% due 06/15/2020................  395,000     429,069
                                                            ----------
          INTERNET CONNECTIVITY SERVICES -- 0.2%
            Zayo Group LLC/Zayo Capital, Inc.
             Senior Sec. Notes
             8.13% due 01/01/2020................  135,000     148,163
            Zayo Group LLC/Zayo Capital, Inc.
             Company Guar. Notes
             10.13% due 07/01/2020...............   95,000     110,200
                                                            ----------
                                                               258,363
                                                            ----------
          INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 1.1%
            Nuveen Investments, Inc.
             Senior Notes
             9.13% due 10/15/2017*...............  775,000     819,562
            Nuveen Investments, Inc.
             Senior Notes
             9.50% due 10/15/2020*...............  400,000     426,000
                                                            ----------
                                                             1,245,562
                                                            ----------
          MEDICAL INFORMATION SYSTEMS -- 0.8%
            IMS Health, Inc.
             Senior Notes
             12.50% due 03/01/2018*..............  840,000     957,600
                                                            ----------
          MEDICAL PRODUCTS -- 0.9%
            Biomet, Inc.
             Company Guar. Notes
             6.50% due 08/01/2020................  275,000     296,175
            Biomet, Inc.
             Company Guar. Notes
             6.50% due 10/01/2020................  745,000     791,562
                                                            ----------
                                                             1,087,737
                                                            ----------
          MEDICAL-DRUGS -- 1.6%
            Pinnacle Merger Sub, Inc.
             Senior Notes
             9.50% due 10/01/2023*...............  701,000     771,976

                                                 PRINCIPAL    VALUE
                  SECURITY DESCRIPTION           AMOUNT**    (NOTE 2)
          ------------------------------------------------------------
          MEDICAL-DRUGS (CONTINUED)
            Salix Pharmaceuticals, Ltd.
             Company Guar. Notes
             6.00% due 01/15/2021*.............. $  990,000 $1,056,825
                                                            ----------
                                                             1,828,801
                                                            ----------
          MEDICAL-HMO -- 0.6%
            MPH Acquisition Holdings LLC
             Company Guar. Notes
             6.63% due 04/01/2022*..............    395,000    405,369
            WellCare Health Plans, Inc.
             Senior Notes
             5.75% due 11/15/2020...............    270,000    283,500
                                                            ----------
                                                               688,869
                                                            ----------
          MEDICAL-HOSPITALS -- 5.0%
            CHS/Community Health Systems, Inc.
             Senior Sec. Notes
             5.13% due 08/15/2018...............    405,000    425,250
            CHS/Community Health Systems, Inc.
             Company Guar. Notes
             6.88% due 02/01/2022*..............  1,130,000  1,180,850
            HCA Holdings, Inc.
             Senior Notes
             6.25% due 02/15/2021...............    360,000    385,380
            HCA, Inc.
             Senior Sec. Notes
             6.50% due 02/15/2020...............  2,030,000  2,273,600
            HCA, Inc.
             Senior Notes
             7.50% due 11/15/2095...............    380,000    332,500
            Tenet Healthcare Corp.
             Senior Notes
             5.00% due 03/01/2019*..............    415,000    414,481
            Tenet Healthcare Corp.
             Senior Notes
             8.13% due 04/01/2022...............    605,000    676,088
                                                            ----------
                                                             5,688,149
                                                            ----------
          NON-HAZARDOUS WASTE DISPOSAL -- 0.3%
            Casella Waste Systems, Inc.
             Company Guar. Notes
             7.75% due 02/15/2019...............    320,000    332,000
                                                            ----------
          OFFICE AUTOMATION & EQUIPMENT -- 0.5%
            CDW LLC/CDW Finance Corp.
             Company Guar. Notes
             8.50% due 04/01/2019...............    491,000    537,645
                                                            ----------
          OIL COMPANIES-EXPLORATION & PRODUCTION -- 4.7%
            Antero Resources Finance Corp.
             Company Guar. Notes
             5.38% due 11/01/2021*..............    130,000    131,950
            Antero Resources Finance Corp.
             Company Guar. Notes
             6.00% due 12/01/2020...............    350,000    372,313
            Antero Resources Finance Corp.
             Company Guar. Notes
             7.25% due 08/01/2019...............    202,000    215,635

                                                        PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                  AMOUNT**   (NOTE 2)
    -----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
      Bonanza Creek Energy, Inc.
       Company Guar. Notes
       6.75% due 04/15/2021............................ $425,000  $  453,687
      Diamondback Energy, Inc.
       Company Guar. Notes
       7.63% due 10/01/2021*...........................  570,000     615,600
      Endeavour International Corp.
       Senior Sec. Notes
       12.00% due 03/01/2018...........................  805,000     782,862
      EP Energy LLC/Everest Acquisition Finance, Inc.
       Senior Sec. Notes
       6.88% due 05/01/2019............................   50,000      54,000
      Everest Acquisition LLC
       Senior Notes
       9.38% due 05/01/2020............................  964,000   1,114,625
      Range Resources Corp.
       Company Guar. Notes
       6.75% due 08/01/2020............................  355,000     383,400
      Rosetta Resources, Inc.
       Company Guar. Notes
       5.63% due 05/01/2021............................  365,000     373,213
      Rosetta Resources, Inc.
       Company Guar. Notes
       5.88% due 06/01/2022............................  430,000     439,675
      Rosetta Resources, Inc.
       Company Guar. Notes
       9.50% due 04/15/2018............................  475,000     499,344
                                                                  ----------
                                                                   5,436,304
                                                                  ----------
    PIPELINES -- 1.7%
      El Paso LLC
       Senior Sec. Notes
       6.50% due 09/15/2020............................  545,000     598,023
      El Paso LLC
       Senior Sec. Notes
       7.00% due 06/15/2017............................  300,000     338,501
      Energy Transfer Equity LP
       Senior Sec. Notes
       7.50% due 10/15/2020............................  571,000     653,081
      Kinder Morgan Finance Co. LLC
       Senior Sec. Notes
       6.00% due 01/15/2018*...........................  310,000     335,575
                                                                  ----------
                                                                   1,925,180
                                                                  ----------
    PUBLISHING-NEWSPAPERS -- 0.9%
      Gannett Co., Inc.
       Company Guar. Notes
       5.13% due 10/15/2019*...........................  990,000   1,035,787
                                                                  ----------
    RACETRACKS -- 0.3%
      GLP Capital LP/GLP Financing II, Inc.
       Company Guar. Notes
       4.88% due 11/01/2020*...........................  345,000     354,056
                                                                  ----------
    RADIO -- 0.6%
      Sirius XM Radio, Inc.
       Senior Notes
       4.25% due 05/15/2020*...........................  175,000     171,063

                                                        PRINCIPAL   VALUE
                   SECURITY DESCRIPTION                 AMOUNT**   (NOTE 2)
     ---------------------------------------------------------------------
     RADIO (CONTINUED)
       Sirius XM Radio, Inc.
        Senior Notes
        4.63% due 05/15/2023*.......................... $  490,000 $461,825
       Sirius XM Radio, Inc.
        Company Guar. Notes
        5.25% due 08/15/2022*..........................     70,000   72,100
                                                                   --------
                                                                    704,988
                                                                   --------
     REAL ESTATE MANAGEMENT/SERVICES -- 0.8%
       CBRE Services, Inc.
        Company Guar. Notes
        5.00% due 03/15/2023...........................    590,000  590,738
       Kennedy-Wilson, Inc.
        Company Guar. Notes
        5.88% due 04/01/2024...........................    275,000  275,000
                                                                   --------
                                                                    865,738
                                                                   --------
     RECYCLING -- 0.0%
       Aleris International, Inc.
        Escrow Notes
        9.00% due 12/15/2014+(5)(6)....................  2,145,000       81
                                                                   --------
     RENTAL AUTO/EQUIPMENT -- 0.3%
       Hertz Corp.
        Company Guar. Notes
        5.88% due 10/15/2020...........................    215,000  229,244
       Hertz Corp.
        Company Guar. Notes
        6.25% due 10/15/2022...........................    140,000  149,800
                                                                   --------
                                                                    379,044
                                                                   --------
     RETAIL-DISCOUNT -- 0.6%
       99 Cents Only Stores
        Company Guar. Notes
        11.00% due 12/15/2019..........................    595,000  676,813
                                                                   --------
     RETAIL-HOME FURNISHINGS -- 0.6%
       GRD Holdings III Corp.
        Senior Sec. Notes
        10.75% due 06/01/2019*.........................    585,000  643,500
                                                                   --------
     RETAIL-LEISURE PRODUCTS -- 0.8%
       Party City Holdings, Inc.
        Company Guar. Notes
        8.88% due 08/01/2020...........................    210,000  233,887
       PC Nextco Holdings LLC/PC Nextco Finance, Inc.
        Senior Notes
        8.75% due 08/15/2019*(4).......................    640,000  661,600
                                                                   --------
                                                                    895,487
                                                                   --------
     RETAIL-PROPANE DISTRIBUTION -- 1.1%
       AmeriGas Finance LLC/AmeriGas Finance Corp.
        Company Guar. Notes
        6.75% due 05/20/2020...........................    240,000  259,800
       AmeriGas Finance LLC/AmeriGas Finance Corp.
        Company Guar. Notes
        7.00% due 05/20/2022...........................    425,000  464,312

54

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                   PRINCIPAL   VALUE
                  SECURITY DESCRIPTION             AMOUNT**   (NOTE 2)
        --------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        RETAIL-PROPANE DISTRIBUTION (CONTINUED)
          Ferrellgas LP/Ferrellgas Finance Corp.
           Senior Notes
           6.50% due 05/01/2021................... $442,000  $  462,995
          Ferrellgas LP/Ferrellgas Finance Corp.
           Senior Notes
           6.75% due 01/15/2022*..................  110,000     114,675
                                                             ----------
                                                              1,301,782
                                                             ----------
        RETAIL-RESTAURANTS -- 0.5%
          CEC Entertainment, Inc.
           Senior Notes
           8.00% due 02/15/2022*..................  550,000     569,250
                                                             ----------
        RUBBER/PLASTIC PRODUCTS -- 0.0%
          Venture Holdings Co. LLC
           Company Guar. Notes
           11.00% due 06/01/2007+(5)(6)(7)(8).....  550,000           0
                                                             ----------
        SATELLITE TELECOM -- 0.5%
          DigitalGlobe, Inc.
           Company Guar. Notes
           5.25% due 02/01/2021...................  575,000     567,813
                                                             ----------
        SEMICONDUCTOR EQUIPMENT -- 0.5%
          Entegris, Inc.
           Company Guar. Notes
           6.00% due 04/01/2022*..................  580,000     593,050
                                                             ----------
        SHIPBUILDING -- 0.3%
          Huntington Ingalls Industries, Inc.
           Company Guar. Notes
           7.13% due 03/15/2021...................  361,000     398,454
                                                             ----------
        STEEL-PRODUCERS -- 1.2%
          AK Steel Corp.
           Company Guar. Notes
           7.63% due 05/15/2020...................  550,000     548,625
          AK Steel Corp.
           Company Guar. Notes
           8.38% due 04/01/2022...................  345,000     346,725
          United States Steel Corp.
           Senior Notes
           7.38% due 04/01/2020...................  461,000     503,642
                                                             ----------
                                                              1,398,992
                                                             ----------
        TELECOM SERVICES -- 0.1%
          Level 3 Communications, Inc.
           Senior Notes
           8.88% due 06/01/2019...................   90,000      98,888
                                                             ----------
        TELECOMMUNICATION EQUIPMENT -- 1.1%
          Alcatel-Lucent USA, Inc.
           Senior Notes
           6.45% due 03/15/2029...................  580,000     553,900
          Alcatel-Lucent USA, Inc.
           Senior Notes
           6.50% due 01/15/2028...................  160,000     152,000

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
         --------------------------------------------------------------
         TELECOMMUNICATION EQUIPMENT (CONTINUED)
           Alcatel-Lucent USA, Inc.
            Company Guar. Notes
            6.75% due 11/15/2020*................ $  525,000 $  555,187
                                                             ----------
                                                              1,261,087
                                                             ----------
         TELEPHONE-INTEGRATED -- 2.2%
           Level 3 Financing, Inc.
            Company Guar. Notes
            6.13% due 01/15/2021*................    105,000    110,775
           Level 3 Financing, Inc.
            Company Guar. Notes
            7.00% due 06/01/2020.................    149,000    161,479
           Level 3 Financing, Inc.
            Company Guar. Notes
            8.13% due 07/01/2019.................     66,000     72,435
           Level 3 Financing, Inc.
            Company Guar. Notes
            8.63% due 07/15/2020.................  1,075,000  1,205,344
           Windstream Corp.
            Company Guar. Notes
            6.38% due 08/01/2023.................    145,000    141,375
           Windstream Corp.
            Company Guar. Notes
            7.75% due 10/15/2020.................    805,000    863,362
                                                             ----------
                                                              2,554,770
                                                             ----------
         TELEVISION -- 1.4%
           Gray Television, Inc.
            Company Guar. Notes
            7.50% due 10/01/2020.................  1,045,000  1,133,825
           Univision Communications, Inc.
            Senior Sec. Notes
            6.75% due 09/15/2022*................    470,000    519,937
                                                             ----------
                                                              1,653,762
                                                             ----------
         THEATERS -- 0.9%
           AMC Entertainment, Inc.
            Company Guar. Notes
            9.75% due 12/01/2020.................    520,000    599,300
           Cinemark USA, Inc.
            Company Guar. Notes
            4.88% due 06/01/2023.................    235,000    225,894
           Cinemark USA, Inc.
            Company Guar. Notes
            5.13% due 12/15/2022.................    105,000    105,000
           Regal Entertainment Group
            Senior Notes
            5.75% due 02/01/2025.................     78,000     76,245
                                                             ----------
                                                              1,006,439
                                                             ----------
         WEB HOSTING/DESIGN -- 0.4%
           Equinix, Inc.
            Senior Notes
            4.88% due 04/01/2020.................     35,000     35,788

                                                  PRINCIPAL     VALUE
                 SECURITY DESCRIPTION             AMOUNT**     (NOTE 2)
       ------------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       WEB HOSTING/DESIGN (CONTINUED)
         Equinix, Inc.
          Senior Notes
          7.00% due 07/15/2021.................. $    350,000 $   390,250
                                                              -----------
                                                                  426,038
                                                              -----------
       TOTAL U.S. CORPORATE BONDS & NOTES
          (cost $79,560,017)....................               80,697,573
                                                              -----------
       FOREIGN CONVERTIBLE BONDS & NOTES -- 0.3%
       BUILDING PRODUCTS-CEMENT -- 0.3%
         Cemex SAB de CV
          Sub. Notes
          3.75% due 03/15/2018
          (cost $322,711).......................      240,000     343,350
                                                              -----------
       FOREIGN CORPORATE BONDS & NOTES -- 10.4%
       CABLE/SATELLITE TV -- 1.4%
         Columbus International, Inc.
          Company Guar. Notes
          7.38% due 03/30/2021*.................      225,000     231,469
         Nara Cable Funding, Ltd.
          Senior Sec. Notes
          8.88% due 12/01/2018*.................      490,000     533,487
         Unitymedia Hessen GmbH & Co. KG
          Senior Sec. Notes
          5.50% due 01/15/2023*.................      780,000     795,600
                                                              -----------
                                                                1,560,556
                                                              -----------
       CHEMICALS-DIVERSIFIED -- 1.4%
         INEOS Finance PLC
          Senior Sec. Notes
          7.50% due 05/01/2020*.................      210,000     230,475
         INEOS Group Holdings SA
          Company Guar. Notes
          6.13% due 08/15/2018*.................    1,305,000   1,353,937
                                                              -----------
                                                                1,584,412
                                                              -----------
       CONTAINERS-METAL/GLASS -- 0.0%
         Ardagh Packaging Finance PLC/
          Ardagh MP Holdings USA, Inc.
          Senior Notes
          7.00% due 11/15/2020*.................       51,176      53,863
                                                              -----------
       DIVERSIFIED BANKING INSTITUTIONS -- 0.3%
         UBS AG
          Sub. Notes
          7.63% due 08/17/2022..................      320,000     375,324
                                                              -----------
       ELECTRIC-INTEGRATED -- 0.3%
         EDP Finance BV
          Senior Notes
          5.25% due 01/14/2021*.................      290,000     299,135
                                                              -----------
       ENGINEERING/R&D SERVICES -- 0.6%
         Abengoa Finance SAU
          Company Guar. Notes
          6.00% due 03/31/2021*.................  EUR 230,000     320,820

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     --------------------------------------------------------------------
     ENGINEERING/R&D SERVICES (CONTINUED)
       Abengoa Finance SAU
        Company Guar. Notes
        7.75% due 02/01/2020*....................... $  395,000 $  426,600
                                                                ----------
                                                                   747,420
                                                                ----------
     GOLD MINING -- 0.2%
       AuRico Gold, Inc.
        Sec. Notes
        7.75% due 04/01/2020*.......................    205,000    203,463
                                                                ----------
     OIL & GAS DRILLING -- 0.4%
       Seadrill, Ltd.
        Senior Notes
        6.13% due 09/15/2017*.......................    495,000    516,038
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.9%
       Harvest Operations Corp.
        Company Guar. Notes
        6.88% due 10/01/2017........................    640,000    691,200
       Tullow Oil PLC
        Company Guar. Notes
        6.00% due 11/01/2020*.......................    375,000    380,625
                                                                ----------
                                                                 1,071,825
                                                                ----------
     SATELLITE TELECOM -- 1.5%
       Intelsat Jackson Holdings SA
        Company Guar. Notes
        7.25% due 04/01/2019........................    695,000    747,125
       Intelsat Luxembourg SA
        Company Guar. Notes
        6.75% due 06/01/2018*.......................     85,000     89,888
       Intelsat Luxembourg SA
        Company Guar. Notes
        7.75% due 06/01/2021*.......................    805,000    847,262
                                                                ----------
                                                                 1,684,275
                                                                ----------
     SPECIAL PURPOSE ENTITY -- 0.0%
       Hellas Telecommunications Luxembourg II FRS
        Sub. Notes
        6.03% due 01/15/2015*+(2)(5)(6)(9)..........  1,025,000          0
                                                                ----------
     TELECOM SERVICES -- 2.5%
       Altice Financing SA
        Senior Sec. Notes
        7.88% due 12/15/2019*.......................    350,000    382,375
       Altice Finco SA
        Senior Sec. Notes
        9.88% due 12/15/2020*.......................    455,000    518,700
       UPCB Finance VI, Ltd.
        Senior Sec. Notes
        6.88% due 01/15/2022*.......................    650,000    708,500
       Wind Acquisition Finance SA
        Senior Sec. Notes
        7.25% due 02/15/2018*.......................    640,000    675,200
       Wind Acquisition Finance SA
        Sec. Notes
        11.75% due 07/15/2017*......................    510,000    537,412
                                                                ----------
                                                                 2,822,187
                                                                ----------

56

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
     TELEPHONE-INTEGRATED -- 0.5%
       Softbank Corp.
        Company Guar. Notes
        4.50% due 04/15/2020*....................... $  545,000 $   542,275
                                                                -----------
     TELEVISION -- 0.4%
       Videotron, Ltd.
        Company Guar. Notes
        5.00% due 07/15/2022........................    405,000     406,013
                                                                -----------
     TOTAL FOREIGN CORPORATE BONDS & NOTES
        (cost $12,372,664)..........................             11,866,786
                                                                -----------
     LOANS -- 5.6%(5)(10)(11)
     BEVERAGES-NON-ALCOHOLIC -- 0.0%
       Le-Natures, Inc.
        Escrow Loan
        9.36% due 03/01/2011+(6)....................  1,200,000           0
                                                                -----------
     BUILDING-RESIDENTIAL/COMMERCIAL -- 0.0%
       TOUSA, Inc.
        Escrow Loan
        12.25% due 08/15/2013+(6)...................  2,037,810           0
                                                                -----------
     COAL -- 0.4%
       Arch Coal, Inc.
        BTL-B
        6.25% due 05/16/2018........................    525,646     519,239
                                                                -----------
     DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.3%
       Pacific Industrial Services
        BTL
        5.00% due 10/02/2018........................    298,500     303,164
                                                                -----------
     ELECTRIC-INTEGRATED -- 0.9%
       Texas Competitive Electric Holdings Co. LLC
        BTL
        4.74% due 10/10/2017+(14)(16)...............  1,372,835     993,589
                                                                -----------
     ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.4%
       Freescale Semiconductor, Inc.
        BTL
        5.00% due 01/15/2021........................    432,825     437,963
                                                                -----------
     INDEPENDENT POWER PRODUCERS -- 0.1%
       Calpine Corp.
        BTL
        4.00% due 10/31/2020........................    109,725     110,205
                                                                -----------
     INSURANCE-PROPERTY/CASUALTY -- 0.7%
       Asurion LLC
        BTL
        4.25% due 07/08/2020........................    481,363     479,958
       Asurion LLC
        BTL
        5.00% due 05/24/2019........................    179,538     179,987
       Asurion LLC
        BTL
        8.50% due 03/03/2021........................    200,000     206,958
                                                                -----------
                                                                    866,903
                                                                -----------
     MACHINERY-GENERAL INDUSTRIAL -- 0.5%
       Gardner Denver, Inc.
        BTL
        4.25% due 07/30/2020........................    636,800     637,318
                                                                -----------

                                                       SHARES/
                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                AMOUNT**   (NOTE 2)
      -------------------------------------------------------------------
      METAL PROCESSORS & FABRICATION -- 1.1%
        Crosby Worldwide, Ltd.
         BTL
         4.00% due 11/23/2020........................ $463,838  $  463,258
        Rexnord LLC
         BTL
         4.00% due 08/21/2020........................  791,025     793,371
                                                                ----------
                                                                 1,256,629
                                                                ----------
      PUBLISHING-NEWSPAPERS -- 0.5%
        Tribune Co.
         BTL
         4.00% due 12/27/2020........................  608,475     609,236
                                                                ----------
      RETAIL-MAIL ORDER -- 0.3%
        Lands End, Inc.
         BTL-B
         4.25% due 01/31/2021........................  310,000     308,450
                                                                ----------
      RETAIL-REGIONAL DEPARTMENT STORES -- 0.4%
        Neiman Marcus Group, Inc.
         BTL
         4.25% due 10/25/2020........................  418,950     422,691
                                                                ----------
      TOTAL LOANS
         (cost $7,756,779)...........................            6,465,387
                                                                ----------
      COMMON STOCKS -- 0.8%
      FOOD-MISC./DIVERSIFIED -- 0.7%
        Wornick Co.+(5)(6)...........................    7,270     818,020
                                                                ----------
      MULTIMEDIA -- 0.0%
        Haights Cross Communication, Inc.+(5)(6).....   19,388           0
                                                                ----------
      PAPER & RELATED PRODUCTS -- 0.1%
        Caraustar Industries, Inc.+(5)(6)............       73      80,701
                                                                ----------
      TOTAL COMMON STOCKS
         (cost $1,119,187)...........................              898,721
                                                                ----------
      MEMBERSHIP INTEREST CERTIFICATES -- 0.2%
      CASINO SERVICES -- 0.2%
        Herbst Gaming, Inc.(5)(12)
         (cost $232,720).............................   23,439     246,109
                                                                ----------
      CONVERTIBLE PREFERRED SECURITY -- 0.4%
      SATELLITE TELECOM -- 0.4%
        Intelsat SA
         Series A
         5.75%
         (cost $403,928).............................    7,644     410,101
                                                                ----------
      PREFERRED SECURITIES -- 1.3%
      DIVERSIFIED BANKING INSTITUTIONS -- 1.1%
        GMAC Capital Trust I FRS
         Series 2
         8.13%.......................................   46,500   1,269,450
                                                                ----------
      INSURANCE-MULTI-LINE -- 0.2%
        Hartford Financial Services Group, Inc. FRS
         7.88%.......................................    8,000     236,960
                                                                ----------
      TOTAL PREFERRED SECURITIES
         (cost $1,391,987)...........................            1,506,410
                                                                ----------

                                                      SHARES/
                                                     PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     PREFERRED SECURITIES/CAPITAL SECURITIES -- 4.2%
     BANKS-MONEY CENTER -- 0.2%
       BBVA International Preferred SAU FRS
        5.92% due 04/18/2017(13).................... $255,000  $    253,725
                                                               ------------
     DIVERSIFIED BANKING INSTITUTIONS -- 2.8%
       Barclays PLC VRS
        8.25% due 12/15/2018(13)....................  795,000       834,750
       Credit Agricole SA VRS
        7.88% due 01/23/2024*(13)...................  215,000       227,094
       Credit Suisse Group AG VRS
        7.50% due 12/11/2023*(13)...................  305,000       331,306
       Royal Bank of Scotland Group PLC FRS
        6.99% due 10/05/2017*(13)...................  605,000       653,400
       Societe Generale SA VRS
        7.88% due 12/18/2023*(13)...................  820,000       852,800
       Societe Generale SA VRS
        8.25% due 11/29/2018(13)....................  275,000       296,312
                                                               ------------
                                                                  3,195,662
                                                               ------------
     INSURANCE-MULTI-LINE -- 0.8%
       Hartford Financial Services Group, Inc. FRS
        8.13% due 06/15/2038........................  560,000       657,300
       Voya Financial, Inc. FRS
        5.65% due 05/15/2053........................  255,000       253,470
                                                               ------------
                                                                    910,770
                                                               ------------
     MULTIMEDIA -- 0.4%
       NBCUniversal Enterprise, Inc.
        5.25% due 03/19/2021*(13)...................  445,000       449,450
                                                               ------------
     TOTAL PREFERRED SECURITIES/CAPITAL SECURITIES
        (cost $4,535,990)...........................              4,809,607
                                                               ------------
     WARRANTS+ -- 0.2%
     TELEVISION -- 0.2%
       ION Media Networks, Inc.
        Expires 12/18/2016
        (strike price $0.01)(5)(6)(12)..............      332        92,296
       ION Media Networks, Inc.
        Expires 12/18/2016
        (strike price $0.01)(5)(6)(12)..............      328        91,184
                                                               ------------
     TOTAL WARRANTS
        (cost $0)...................................                183,480
                                                               ------------
     TOTAL LONG-TERM INVESTMENT SECURITIES
        (cost $108,865,432).........................            108,180,345
                                                               ------------
     REPURCHASE AGREEMENTS -- 3.5%
       Bank of America Securities LLC
        Joint Repurchase Agreement(17)..............  845,000       845,000
       Barclays Capital PLC
        Joint Repurchase Agreement(17)..............  990,000       990,000
       BNP Paribas SA
        Joint Repurchase Agreement(17)..............  655,000       655,000
       Deutsche Bank AG
        Joint Repurchase Agreement(17)..............  655,000       655,000

                                               SHARES/
                                              PRINCIPAL    VALUE
                 SECURITY DESCRIPTION         AMOUNT**    (NOTE 2)
           ---------------------------------------------------------
             UBS Securities LLC
              Joint Repurchase Agreement(17). $845,000  $    845,000
                                                        ------------
           TOTAL REPURCHASE AGREEMENTS
              (cost $3,990,000)..............              3,990,000
                                                        ------------
           TOTAL INVESTMENTS
              (cost $112,855,432)(18)........     98.0%  112,170,345
           Other assets less liabilities.....      2.0     2,276,314
                                              --------  ------------
           NET ASSETS                            100.0% $114,446,659
                                              ========  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2014, the aggregate value of these securities was $42,884,732 representing 37.5% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
** Denominated in United States dollars unless otherwise indicated.
+  Non-income producing security
(1)Company has filed for Chapter 11 bankruptcy protection.
(2)Security in default of interest.
(3)"Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(4)PIK ("Payment-in-Kind") security -- Income may be paid in additional securities or cash at the discretion of the issuer.
(5)Illiquid security. At March 31, 2014, the aggregate value of these securities was $7,793,778 representing 6.8% of net assets.
(6)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(7)Security in default of interest and principal at maturity.
(8)Company has filed for Chapter 7 bankruptcy.
(9)Company has filed for bankruptcy protection in country of issuance.
(10)The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(11)Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

58

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)

(12)Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note
    2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2014, the SunAmerica High Yield Bond Fund held the following restricted securities:

                                  PRINCIPAL                       VALUE   % OF
                      ACQUISITION  AMOUNT/  ACQUISITION            PER    NET
 NAME                    DATE      SHARES      COST      VALUE    SHARE  ASSETS
 ----                 ----------- --------- ----------- -------- ------- ------
 Herbst Gaming, Inc.
  Membership
  Interest
  Certificate........ 03/26/2008   23,439    $232,720   $246,109 $ 10.50  0.22%

 ION Media
  Networks, Inc.
  Expires
  12/18/2016
  (strike price
  $0.01)
  Warrants........... 03/01/2011      332           0     92,296  278.00  0.08

 ION Media
  Networks, Inc.
  Expires
  12/18/2016
  (strike price
  $0.01)
  Warrants........... 11/11/2010      327           0
                      03/01/2011        1           0
                                   ------    --------
                                      328           0     91,184  278.00  0.08
                                                        --------          ----
                                                        $429,589          0.38%
                                                        ========          ====

(13)Perpetual maturity -- maturity date reflects the next call date.
(14)Subsequent to March 31, 2014, the company has filed for Chapter 11 bankruptcy protection.
(15)Security currently paying interest/dividends in the form of additional securities.
(16)Subsequent to March 31, 2014, security is in default of interest.
(17)See Note 2 for details of Joint Repurchase Agreements.
(18)See Note 5 for cost of investments on a tax basis.
BTL -- BankTerm Loan
FRS -- FloatingRate Securities
VRS -- VariableRate Securities
The rates shown on FRS and VRS are the current interest rates at March 31, 2014 and unless noted otherwise, the dates shown are the original maturity dates. EUR -- Euro

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)


OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                      CONTRACT   IN EXCHANGE  DELIVERY   UNREALIZED   UNREALIZED
    COUNTERPARTY     TO DELIVER      FOR        DATE    APPRECIATION DEPRECIATION
--------------------
Bank of America N.A. EUR 230,000 USD 317,169 04/24/2014     $325         $--
                                                            ====         ===

EUR --Euro
USD --United States Dollar

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2014 (see Note 2):

                                                           LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                                               QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS
                            -                              --------------------- ----------------- ----------------------
ASSETS:
Long-Term Investment Securities:
  Convertible Bonds & Notes...............................      $       --         $    752,821          $       --
  U.S. Corporate Bonds & Notes:
   Cellular Telecom.......................................              --            7,599,912                  --
   Medical-Hospitals......................................              --            5,688,149                  --
   Recycling..............................................              --                   --                  81
   Rubber/Plastic Products................................              --                   --                   0
   Other Industries*......................................              --           67,409,431                  --
  Foreign Convertible Bonds & Notes.......................              --              343,350                  --
  Foreign Corporate Bonds & Notes:
   Special Purpose Entity.................................              --                   --                   0
   Other Industries*......................................              --           11,866,786                  --
  Loans:
   Beverages-Non-alcoholic................................              --                   --                   0
   Building-Residential/Commercial........................              --                   --                   0
   Other Industries*......................................              --            6,465,387                  --
  Common Stocks...........................................              --                   --             898,721
  Membership Interest Certificates........................              --              246,109                  --
  Convertible Preferred Securities........................         410,101                   --                  --
  Preferred Securities....................................       1,506,410                   --                  --
  Preferred Securities/Capital Securities.................              --            4,809,607                  --
  Warrants................................................              --                   --             183,480
Repurchase Agreements.....................................              --            3,990,000                  --
Other Financial Instruments:@
  Open Forward Foreign Currency Contracts -- Appreciation.              --                  325                  --
                                                                ----------         ------------          ----------
Total.....................................................      $1,916,511         $109,171,877          $1,082,282
                                                                ==========         ============          ==========

                                                              TOTAL
                            -                              ------------
ASSETS:
Long-Term Investment Securities:
  Convertible Bonds & Notes............................... $    752,821
  U.S. Corporate Bonds & Notes:
   Cellular Telecom.......................................    7,599,912
   Medical-Hospitals......................................    5,688,149
   Recycling..............................................           81
   Rubber/Plastic Products................................            0
   Other Industries*......................................   67,409,431
  Foreign Convertible Bonds & Notes.......................      343,350
  Foreign Corporate Bonds & Notes:
   Special Purpose Entity.................................            0
   Other Industries*......................................   11,866,786
  Loans:
   Beverages-Non-alcoholic................................            0
   Building-Residential/Commercial........................            0
   Other Industries*......................................    6,465,387
  Common Stocks...........................................      898,721
  Membership Interest Certificates........................      246,109
  Convertible Preferred Securities........................      410,101
  Preferred Securities....................................    1,506,410
  Preferred Securities/Capital Securities.................    4,809,607
  Warrants................................................      183,480
Repurchase Agreements.....................................    3,990,000
Other Financial Instruments:@
  Open Forward Foreign Currency Contracts -- Appreciation.          325
                                                           ------------
Total..................................................... $112,170,670
                                                           ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.
@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2014 -- (CONTINUED)


The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

                                      U.S. CORPORATE FOREIGN CORPORATE                 COMMON    PREFERRED SECURITIES/
                                      BONDS & NOTES    BONDS & NOTES      LOANS        STOCKS     CAPITAL SECURITIES   WARRANTS
                                      -------------- ----------------- -----------  -----------  --------------------- --------
Balance as of 03/31/2013.............   $      81       $         0    $         0  $ 2,411,510           $ 0          $181,800
Accrued discounts....................          --             5,362             --           --            --                --
Accrued premiums.....................          --                --             --           --            --                --
Realized gain........................          --                --          2,400      765,298            --                --
Realized loss........................    (237,875)       (4,550,437)    (1,024,370)    (476,575)           --            (3,365)
Change in unrealized appreciation(1).     238,268         4,558,439      1,154,067      536,852            --            28,949
Change in unrealized depreciation(1).          --            (5,362)            --   (1,349,673)           --           (23,904)
Net purchases........................          --                --             --           --            --                --
Net sales............................        (393)           (8,002)      (132,097)    (988,691)           (0)               --
Transfers in of Level 3..............          --                --             --           --            --                --
Transfers out of Level 3.............          --                --             --           --            --                --
                                        ---------       -----------    -----------  -----------           ---          --------
Balance as of 03/31/2014.............   $      81       $         0    $         0  $   898,721           $--          $183,480
                                        =========       ===========    ===========  ===========           ===          ========

(1)The total change in unrealized appreciation (depreciation) attributable to level 3 investments still held at March 31, 2014 includes:

           U.S. CORPORATE FOREIGN CORPORATE          COMMON
           BONDS & NOTES    BONDS & NOTES   LOANS    STOCKS    WARRANTS
           -------------- ----------------- ----- -----------  --------
                $393           $(5,362)      $--  $(1,322,701)  $1,680
                ====           =======       ===  ===========   ======

At the end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014

Note 1. Organization

   The SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of four different series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica") (formerly SunAmerica Asset Management Corp.*), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds: SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund"), SunAmerica GNMA Fund ("GNMA Fund"), SunAmerica Strategic Bond Fund ("Strategic Bond Fund"), and SunAmerica High Yield Bond Fund ("High Yield Bond Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment goals and principal investment techniques for each of the Funds are as follows:

   U.S. GOVERNMENT SECURITIES FUND seeks high current income consistent with relative safety of capital by the active trading of U.S. Government securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities.

   GNMA FUND seeks current income, with capital appreciation as a secondary objective, by the active trading of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA) without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities. The Fund may also invest in other types of U.S. Government securities.

   STRATEGIC BOND FUND seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include "junk bonds"), U.S. and foreign government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in bonds.

   HIGH YIELD BOND FUND seeks a high level of total return by the active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody's or below BBB by S&P or determined to be of comparable quality by the investment advisor) without regard to the maturities of such securities. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Fund's net assets plus borrowing for investment purposes will be invested in such securities.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statements of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each makes distribution and account
--------
* Effective upon the close of business December 31, 2013, SunAmerica Asset Management Corp. was reorganized as a Delaware limited liability company and its name concurrently changed to SunAmerica Asset Management, LLC.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)

   maintenance and service fee payments under the distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") except that Class B and Class C shares are subject to higher distribution fees.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities.
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees ("the Board") , etc.).
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of inputs used to value the Funds' net assets as of March 31, 2014 are reported on a schedule following the Portfolio of Investments.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

   Senior floating rate loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service, and are generally categorized as Level 2.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Forward foreign currency contracts ("forward contracts") are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   DERIVATIVE INSTRUMENTS:

   Forward Foreign Currency Contracts: Certain Funds may enter into forward foreign currency contracts ("forward contracts") for various purposes, including to facilitate settlement of foreign currency denominated Fund transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates, to hedge portfolio exposure to benchmark currency allocations or to manage and/or gain exposure to certain foreign currencies or to enhance return. During the year ended March 31, 2014, the High Yield Bond Fund used forward contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. As of March 31, 2014, the High Yield Bond Fund had open forward contracts, which are reported on a schedule following the Fund's Portfolio of Investments.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund's maximum risk due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statements of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

   MASTER AGREEMENTS: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements or similar agreements ("Master Agreements") with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund's net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund's net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in the Fund's net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty's long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty's credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund's counterparties to elect early termination could cause the Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to the Fund's financial statements. See additional information on specific types of derivative instruments and other financial instruments as disclosed in the Notes to Financial Statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   The following tables represent the value of derivatives held as of March 31, 2014, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities and the effect of derivatives on the Statements of Operations for the year ending March 31, 2014. For a detailed presentation of derivatives held as of March 31, 2014, please refer to the Portfolio of Investments.

                                                                      HIGH YIELD BOND FUND
                               ---------------------------------------------------------------------------------------------------
                                              ASSET DERIVATIVES                               LIABILITY DERIVATIVES
                               ------------------------------------------------- -------------------------------------------------
                                        STATEMENTS OF ASSETS AND                          STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)                  LIABILITIES LOCATION              VALUE           LIABILITIES LOCATION
------------------------------ ------------------------------------------- ----- -------------------------------------------
Foreign exchange contracts(2). Unrealized appreciation on forward foreign        Unrealized depreciation on forward foreign
                               currency contracts                          $325                          currency contracts
                                                                           ====

                                                                      HIGH YIELD BOND FUND
                               ---------------------------------------------------------------------------------------------------
                                              ASSET DERIVATIVES                               LIABILITY DERIVATIVES
                               ------------------------------------------------- -------------------------------------------------
                                        STATEMENTS OF ASSETS AND                    STATEMENTS OF ASSETS AND
DERIVATIVE CONTRACTS(1)                  LIABILITIES LOCATION                        LIABILITIES LOCATION              VALUE
------------------------------ ------------------------------------------- ------------------------------------------- -----
Foreign exchange contracts(2). Unrealized appreciation on forward foreign  Unrealized depreciation on forward foreign
                               currency contracts                                                  currency contracts   $--
                                                                                                                        ===

                                                                                                        CHANGE IN UNREALIZED
                                                                                                            APPRECIATION
                                         LOCATION OF GAIN (LOSS)             REALIZED GAIN (LOSS) ON       (DEPRECIATION)
                                             ON DERIVATIVES                        DERIVATIVES             ON DERIVATIVES
                                         RECOGNIZED IN STATEMENTS            RECOGNIZED IN STATEMENTS RECOGNIZED IN STATEMENTS
DERIVATIVE CONTRACTS(1)                       OF OPERATIONS                       OF OPERATIONS            OF OPERATIONS
------------------------------ --------------------------------------------- ------------------------ ------------------------
Foreign exchange contracts(2). Net realized foreign exchange gain (loss) on other assets and liabilities/Change in
                               unrealized foreign exchange gain (loss) on
                               other assets and liabilities                                    $7,173                   $1,952
                                                                                               ======                   ======

--------
(1)The Fund's derivative contracts held during the period ended March 31, 2014, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average notional par amount outstanding for forward foreign currency contracts was $243,967.

   As of March 31, 2014, the following tables represent derivative and financial assets and liabilities (by type) on a gross basis and related collateral pledged for derivatives and financial instruments subject to master netting arrangements. If a Fund does not have a derivative or financial asset or liability a table will not be presented. Futures contracts are presented at the variation margin receivable or payable. The repurchase agreements held by a Fund as of March 31, 2014, are also subject to master netting agreements but are not included in the following tables. See the Portfolio of Investments and Notes to the Financial Statements for more information about a Fund's holdings in repurchase agreements.

                                                                                   HIGH YIELD BOND FUND
                                                                 -------------------------------------------------------- -
                                                                   GROSS                            NET AMOUNTS OF ASSETS
                                                                 AMOUNTS OF   GROSS AMOUNTS OFFSET    PRESENTED IN THE
                                                                 RECOGNIZED   IN THE STATEMENTS OF  STATEMENTS OF ASSETS
                                                                   ASSETS    ASSETS AND LIABILITIES    AND LIABILITIES
                                                                 ----------- ---------------------- --------------------- -
ASSETS:
DESCRIPTION:
Derivatives:
 Foreign exchange contracts..................................... $       325                    $--                  $325
                                                                 -----------                    ---                  ---- -
 Total derivatives, subject to a master netting arrangement or
 similar arrangement............................................ $       325                    $--                  $325
                                                                 ===========                    ===                  ==== =

                                          GROSS AMOUNTS NOT OFFSET IN THE
                                         STATEMENTS OF ASSETS AND LIABILITIES
                                         -------------------------------------
                        NET AMOUNT OF
                        ASSETS IN THE
                        STATEMENTS OF
                          ASSETS AND      FINANCIAL     COLLATERAL      NET
                         LIABILITIES     INSTRUMENTS@    RECEIVED@    AMOUNT#
COUNTERPARTY:          ----------------- -------------  ------------  -------
Bank of America, N.A.. $            325  $         --   $        --    $325
                       ====              ===            ===            ====

--------
@ For each respective counterparty, collateral received or (pledged) is limited to an amount not to exceed 100% of the net amount of the derivative or financial asset/liability in the table above.
# Net amount represents the net amount due from (due to) the counterparty in the event of a default based on the contractual set-off rights under the master netting arrangement.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   MORTGAGE-BACKED DOLLAR ROLLS: During the year ended March 31, 2014, the GNMA Fund and the Strategic Bond Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Fund's policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The GNMA Fund and the Strategic Bond Fund had TBA Rolls outstanding at period end, which are included in receivable for investments sold and payable for investments purchased in the Statements of Assets and Liabilities. Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the transaction costs. For the year ended March 31, 2014, the GNMA Fund and the Strategic Bond Fund had realized gains (losses) from mortgage-backed dollar rolls of $(2,629,375) and $(123,703) respectively.

   WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: The Funds may purchase or sell when-issued securities, including TBA securities that have been authorized, but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. For the year ended March 31, 2014, the GNMA Fund and Strategic Bond Fund purchased and/or sold when-issued securities.

   STRIPPED MORTGAGE-BACKED SECURITIES: Stripped Mortgage-Backed Securities ("SMBS") are derivative multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBSs have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund's yield.

   INFLATION-INDEXED BONDS: Certain Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and certain other issuers use a structure that reflects inflation in the principal value of the bond. Other issuers pay out any inflation related accruals as part of a semiannual coupon. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rates minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Coupon payments received from inflation-indexed bonds are recorded in the Statements of Operations as interest income. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will be recorded in the Statements of Operations as an increase or decrease to interest income, even though principal is not paid until maturity.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of March 31, 2014, the following Fund held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.66%   $845,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Bank of America Securities LLC, dated March 31, 2014, bearing interest at a rate of 0.04% per annum, with a principal amount of $128,945,000, a repurchase price of $128,945,143 and a maturity date of April 1, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT    MARKET VALUE
------------------   -------- ---------- ----------- ------------
U.S. Treasury Notes.   1.88%  09/30/2017 $43,024,000 $44,047,971
U.S. Treasury Notes.   4.13   05/15/2015  83,784,000  88,803,499

   As of March 31, 2014, the following Fund held an undivided interest in the joint repurchase agreement with Barclays Capital PLC:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.66%   $990,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Barclays Capital PLC, dated March 31, 2014, bearing interest at a rate of 0.06% per annum, with a principal amount of $150,220,000, a repurchase price of $150,220,250, and a maturity date of April 1, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT     MARKET VALUE
------------------   -------- ---------- ------------ ------------
U.S. Treasury Notes.   1.25%  11/30/2018 $155,330,000 $153,226,832

   As of March 31, 2014, the following Fund held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.66%   $655,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   BNP Paribas SA, dated March 31, 2014, bearing interest at a rate of 0.05% per annum, with a principal amount of $99,945,000, a repurchase price of $99,945,139, and a maturity date of April 1, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT    MARKET VALUE
------------------   -------- ---------- ----------- ------------
U.S. Treasury Notes.   1.88%  06/30/2015 $99,512,000 $102,084,590

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   As of March 31, 2014, the following Fund held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.66%   $655,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Deutsche Bank AG, dated March 31, 2014, bearing interest at a rate of 0.04% per annum, with a principal amount of $99,945,000, a repurchase price of $99,945,111, and a maturity date of April 1, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST                PRINCIPAL
TYPE OF COLLATERAL     RATE   MATURITY DATE   AMOUNT    MARKET VALUE
------------------   -------- ------------- ----------- ------------
U.S. Treasury Notes.   2.00%   04/30/2016   $98,176,000 $102,068,678

   As of March 31, 2014, the following Funds held an undivided interest in the joint repurchase agreement with State Street Bank and Trust Co.:

                            PERCENTAGE  PRINCIPAL
FUND                        OWNERSHIP    AMOUNT
----                        ---------- -----------
U.S. Government Securities.   10.78%   $21,151,000
GNMA.......................    5.10     10,002,000
Strategic Bond.............    5.60     10,984,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   State Street Bank and Trust Co., dated March 31, 2014, bearing interest at a rate of 0.00% per annum, with a principal amount of $196,232,000, a repurchase price of $196,232,000, and a maturity date of April 1, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT     MARKET VALUE
------------------   -------- ---------- ------------ ------------
U.S. Treasury Bills.   0.11%  03/05/2015 $ 50,000,000 $ 49,950,000
U.S. Treasury Notes.   0.75   06/15/2014   10,000,000   10,037,500
U.S. Treasury Notes.   0.75   12/31/2017    3,175,000    3,115,469
U.S. Treasury Notes.   2.00   02/28/2021  139,790,000  137,055,009

   As of March 31, 2014, the following Fund held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                 PERCENTAGE PRINCIPAL
FUND             OWNERSHIP   AMOUNT
----             ---------- ---------
High Yield Bond.    0.66%   $845,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   UBS Securities LLC, dated March 31, 2014, bearing interest at a rate of 0.04% per annum, with a principal amount of $128,900,000, a repurchase price of $128,900,143, and a maturity date of April 1, 2014. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT     MARKET VALUE
------------------   -------- ---------- ------------ ------------
U.S. Treasury Notes.   1.38%  09/30/2018 $ 22,355,600 $ 22,148,587
U.S. Treasury Notes.   2.13   08/31/2020  110,000,000  109,919,700

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are recorded as components of interest income on the Statements of Operations. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   Realized gains and losses on the sale of investments are calculated on the identified cost basis. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

   Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The Funds reserve the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 - 2012 or expected to be taken in each Fund's 2013 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2010.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

   NEW ACCOUNTING PRONOUNCEMENTS: In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities", which was subsequently clarified in ASU 2013-01 "Clarifying the Scope of

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)

   Disclosures about Offsetting Assets and Liabilities" which was issued in January 2013. The amended Standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. All required changes to accounting policies have been made in accordance with ASU No. 2011-11 and 2013-01.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                              MANAGEMENT
                                           ASSETS                FEES
                                 ---------------------------- ----------
U.S. Government Securities Fund.           $0 - $200 million    0.650%
                                 (greater than) $200 million    0.620
                                 (greater than) $400 million    0.550
GNMA Fund.......................            $0 - $25 million    0.550
                                  (greater than) $25 million    0.500
                                  (greater than) $50 million    0.450
Strategic Bond Fund.............           $0 - $350 million    0.650
                                 (greater than) $350 million    0.600
High Yield Bond Fund............           $0 - $200 million    0.750
                                 (greater than) $200 million    0.720
                                 (greater than) $400 million    0.550

   The Strategic Bond Fund is subadvised by PineBridge Investments, LLC ("PineBridge"). The High Yield Bond Fund is subadvised by Wellington Management Company, LLP ("Wellington Management"). Under the Subadvisory Agreements, PineBridge and Wellington Management manage the investment and reinvestment of the assets of the Strategic Bond Fund and the High Yield Bond Fund, respectively.

   SunAmerica pays PineBridge and Wellington Management fees out of the investment advisory fees it receives from the respective Funds. The portion of the investment advisory fees received by SunAmerica that are paid to PineBridge and Wellington with respect to the Strategic Bond Fund and High Yield Bond Fund are as follows:

                                                   SUBADVISORY
                                ASSETS                FEES
                      ---------------------------- -----------
Strategic Bond Fund..            $0 - 200 million     0.350%
                      (greater than) $200 million     0.250
                      (greater than) $500 million     0.200
High Yield Bond Fund.           $0 - $150 million     0.400
                      (greater than) $150 million     0.350
                      (greater than) $500 million     0.300

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses, to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Fund's average net assets. For the purposes of waived fees and/or reimbursed expense calculations annual Fund operating expenses shall not include extraordinary expenses as determined under generally accepted accounting principles, litigation, or acquired Fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund's business. The contractual fee waivers and expense reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


FUND                                PERCENTAGE
----                                ----------
U.S. Government Securities Class A.    0.99%
U.S. Government Securities Class B.    1.64
U.S. Government Securities Class C.    1.64
GNMA Class A.......................    0.99
GNMA Class B.......................    1.64
GNMA Class C.......................    1.64
Strategic Bond Class A.............    1.40
Strategic Bond Class B.............    2.05
Strategic Bond Class C.............    2.05
High Yield Bond Class A............    1.36
High Yield Bond Class B............    2.01
High Yield Bond Class C............    2.01

   For the U.S. Government Fund and GNMA Fund, any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waivers and/or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   For the period ended March 31, 2014, pursuant to the contractual and voluntary expense limitations in the above tables SunAmerica has waived and/or reimbursed expenses as follows:

                            OTHER EXPENSES
FUND                          REIMBURSED
----                        --------------
U.S. Government Securities.    $179,558
GNMA.......................       4,153

                                    CLASS SPECIFIC
FUND                                   EXPENSES
----                                --------------
U.S. Government Securities Class A.    $288,050
U.S. Government Securities Class B.      22,943
U.S. Government Securities Class C.      39,432
GNMA Class A.......................     301,462
GNMA Class B.......................      38,339
GNMA Class C.......................      86,483
High Yield Bond Class A............     122,515
High Yield Bond Class B............      31,069
High Yield Bond Class C............      58,289

   At March 31, 2014, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

                                      OTHER EXPENSES REIMBURSED
                                    ----------------------------------
FUND                                MARCH 31, 2015    MARCH 31, 2016
----                                --------------    --------------
U.S. Government Securities.........    $202,369          $179,558

                                    CLASS SPECIFIC EXPENSES REIMBURSED
                                    ----------------------------------
FUND                                MARCH 31, 2015    MARCH 31, 2016
----                                --------------    --------------
U.S. Government Securities Class A.    $297,796          $288,050
U.S. Government Securities Class B.      21,636            22,943
U.S. Government Securities Class C.      42,702            39,432
GNMA Class A.......................     394,834           301,462
GNMA Class B.......................      37,793            38,339
GNMA Class C.......................     115,143            86,483

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc.* ("ACS" or "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each Class in accordance with

--------
*Effective February 28, 2014, SunAmerica Capital Services, Inc. changed its name to AIG Capital Services, Inc.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)

   the provisions of Rule 12b-1 under the 1940 Act (each a "Plan" and collectively the "Plans"), hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   The Class A, Class B and Class C Plans, provide that the Trust, on behalf of the respective classes, shall pay the Distributor a distribution fee at an annual rate of up to 0.10%, 0.75% and 0.75%, of average daily net assets of such Fund's Class A, Class B and Class C shares respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Plans also provide that each class of shares of the Trust will also pay the Distributor an account maintenance fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares to compensate the Distributor and securities firms for account maintenance activities. Accordingly, for the year ended March 31, 2014, ACS received fees (see the Statements of Operations) based upon the aforementioned rates.

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class C shares. ACS has advised the Funds that for the year ended March 31, 2014, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class C redemptions were as follows:

                                                  CLASS A                           CLASS B       CLASS C
                            ---------------------------------------------------- ------------- -------------
                                                                    CONTINGENT    CONTINGENT    CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED      DEFERRED
FUND                        CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES SALES CHARGES
----                        -------- -------------- -------------- ------------- ------------- -------------
U.S. Government Securities. $ 21,967    $ 11,851       $  6,600       $    --       $15,210       $ 1,241
GNMA.......................   96,276      63,103         16,962         7,080        45,419         4,161
Strategic Bond.............  442,902     242,629        124,788        58,365        83,894        33,290
High Yield Bond............   56,054      18,133         28,335         1,007        22,811         2,341

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2014, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statements of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                             PAYABLE AT
FUND                              EXPENSES MARCH 31, 2014
----                              -------- --------------
US Government Securities Class A. $243,965    $19,070
US Government Securities Class B.    8,662        650
US Government Securities Class C.   20,427      1,377
GNMA Class A.....................  276,869     19,126
GNMA Class B.....................   25,950      1,857
GNMA Class C.....................   70,235      4,379
Strategic Bond Class A...........  636,323     47,709
Strategic Bond Class B...........  111,591      8,743
Strategic Bond Class C...........  503,768     37,154
High Yield Bond Class A..........  155,992     12,787
High Yield Bond Class B..........   27,567      2,479
High Yield Bond Class C..........   70,128      5,727

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   At March 31, 2014, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of SunAmerica Series, Inc., and shares held through Pershing LLC, in a brokerage account sweep vehicle for customers of the broker-dealers within Advisor Group, Inc., an affiliate of the Adviser, owned a percentage of the outstanding shares of the following Funds:

           FUND                             HOLDER                  PERCENTAGE
--------------------------- --------------------------------------- ----------
U.S. Government Securities. Focused Balanced Strategy Portfolio         12%
                            Focused Multi-Asset Strategy Portfolio      14
                            Pershing LLC                                 9
GNMA....................... Pershing LLC                                54
Strategic Bond............. Pershing LLC                                10
High Yield Bond............ Pershing LLC                                17

Note 4. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2014 were as follows:

                                                  U.S. GOVERNMENT               STRATEGIC   HIGH YIELD
                                                  SECURITIES FUND  GNMA FUND    BOND FUND   BOND FUND
                                                  --------------- ------------ ------------ -----------
Purchases (excluding U.S. government securities).  $         --   $         -- $750,548,247 $54,713,600
Sales (excluding U.S. government securities).....            --             --  879,280,480  59,590,735
Purchases of U.S. government securities..........   131,067,860    154,462,790  126,403,402          --
Sales of U.S. government securities..............   146,206,592    240,635,994  144,394,643          --

Note 5. Federal Income Taxes

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October capital losses, distributions payable, deferred compensation plans, amortization of premium/discount, and treatment of defaulted securities.

                                     DISTRIBUTABLE EARNINGS               TAX DISTRIBUTIONS
                                FOR THE YEAR ENDED MARCH 31, 2014     FOR THE YEAR ENDED MARCH 31, 2014
                            ----------------------------------------  ---------------------------------
                                         LONG-TERM      UNREALIZED
                             ORDINARY  GAINS/CAPITAL   APPRECIATION    ORDINARY         LONG-TERM
FUND                          INCOME   LOSS CARRYOVER (DEPRECIATION)*   INCOME        CAPITAL GAINS
----                        ---------- -------------- ---------------   -----------   -------------
U.S. Government Securities. $  194,926  $ (2,753,760)   $ 5,012,118   $ 2,170,410        $   --
GNMA.......................    100,752    (9,521,720)       448,347     3,678,280         2,683
Strategic Bond.............    192,227   (55,353,177)      (518,154)   22,272,620            --
High Yield Bond............  1,110,674   (52,968,979)    (1,084,308)    5,696,398            --

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                TAX DISTRIBUTIONS
                            FOR THE YEAR ENDED MARCH 31, 2013
                            ---------------------------------
                             ORDINARY         LONG-TERM
FUND                          INCOME        CAPITAL GAINS
----                          -----------   -------------
U.S. Government Securities. $ 4,398,492       $     --
GNMA.......................   6,729,729        871,615
Strategic Bond.............  22,960,807             --
High Yield Bond............   6,906,431             --

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   As of March 31, 2014, for Federal income tax purposes, the Funds indicated below have capital loss carryforwads, which expire in the year indicated, which are available to offset future capital gains, if any:

                               CAPITAL LOSS CARRYFORWARD+          UNLIMITED+
                            --------------------------------- ---------------------
FUND                           2016       2017       2018         ST         LT
----                        ---------- ---------- ----------- ---------- ----------
U.S. Government Securities. $       -- $       -- $        -- $2,479,219 $  274,541
GNMA.......................         --         --          --  8,089,337  1,432,383
Strategic Bond.............         --         --  52,812,990  2,540,187         --
High Yield Bond............  2,261,431  9,384,737  41,322,811         --         --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted which changes various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

   The Funds indicated below utilized capital loss carryforwards, which offset net realized taxable gains in the year ended March 31, 2014:

                            CAPITAL LOSS
                            CARRYFORWARD
FUND                          UTILIZED
----                        ------------
U.S. Government Securities.   $     --
GNMA.......................         --
Strategic Bond.............         --
High Yield Bond............    113,016

   Under the current law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended March 31, 2014, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

                                            DEFERRED     DEFERRED
                              DEFERRED    POST-OCTOBER POST-OCTOBER
                              LATE YEAR    SHORT-TERM   LONG-TERM
FUND                        ORDINARY LOSS CAPITAL LOSS CAPITAL LOSS
----                        ------------- ------------ ------------
U.S. Government Securities.      $--        $276,569    $   94,298
GNMA.......................       --              --       234,125
Strategic Bond.............       --              --            --
High Yield Bond............       --         102,804     4,508,423

   For the period ended March 31, 2014, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net paydown adjustments, amortization of discount/premium, treatment of litigation payments and treatment of foreign currency to the components of net assets as follows:

                             ACCUMULATED    ACCUMULATED
                            UNDISTRIBUTED  UNDISTRIBUTED
                            NET INVESTMENT NET REALIZED  CAPITAL
FUND                        INCOME (LOSS)   GAIN (LOSS)  PAID-IN
----                        -------------- ------------- -------
U.S. Government Securities.   $  322,585    $  (322,585) $    --
GNMA.......................    2,537,254     (2,537,254)      --
Strategic Bond.............      258,031       (258,031)      --
High Yield Bond............      219,860       (315,260)  95,400

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                               U.S. GOVERNMENT                 STRATEGIC    HIGH YIELD
                                               SECURITIES FUND   GNMA FUND     BOND FUND    BOND FUND
                                               --------------- ------------  ------------  ------------
Cost..........................................  $111,675,960   $147,465,986  $502,619,833  $113,254,653
                                                ============   ============  ============  ============
Appreciation..................................     5,477,531      2,284,704    12,932,216     5,553,011
Depreciation..................................      (465,413)    (1,836,357)  (13,460,672)   (6,637,319)
                                                ------------   ------------  ------------  ------------
Unrealized appreciation (depreciation) -- net.  $  5,012,118   $    448,347  $   (528,456) $ (1,084,308)
                                                ============   ============  ============  ============

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


Note 6. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                          U.S GOVERNMENT SECURITIES FUND
                         ------------------------------------------------------------------------------------------------
                                               CLASS A                                          CLASS B
                         --------------------------------------------------  --------------------------------------------
                                  FOR THE                   FOR THE                 FOR THE                FOR THE
                                YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                              MARCH 31, 2014            MARCH 31, 2013           MARCH 31, 2014         MARCH 31, 2013
                         ------------------------  ------------------------  ---------------------  ---------------------
                           SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold(1)(2).......  2,997,405  $ 28,749,556   3,921,197  $ 39,447,474   103,345  $   976,258   127,429  $ 1,295,234
Reinvested dividends....    187,267     1,783,073     328,546     3,322,601     3,649       34,823     9,726       98,256
Shares redeemed(1)(2)... (4,154,046)  (39,601,661) (3,733,737)  (37,849,010) (209,133)  (1,985,784) (135,820)  (1,372,818)
                         ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease).   (969,374) $ (9,069,032)    516,006  $  4,921,065  (102,139) $  (974,703)    1,335  $    20,672
                         ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                   U.S GOVERNMENT SECURITIES FUND
                         --------------------------------------------------
                                               CLASS C
                         --------------------------------------------------
                                  FOR THE                   FOR THE
                                YEAR ENDED                YEAR ENDED
                              MARCH 31, 2014            MARCH 31, 2013
                         ------------------------  ------------------------
                           SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  ----------  ------------
Shares sold.............     82,491  $    790,305     420,100  $  4,283,867
Reinvested dividends....      9,214        87,861      28,048       283,084
Shares redeemed.........   (551,933)   (5,256,522)   (673,224)   (6,807,829)
                         ----------  ------------  ----------  ------------
Net increase (decrease).   (460,228) $ (4,378,356)   (225,076) $ (2,240,878)
                         ==========  ============  ==========  ============

                                                                      GNMA FUND
                         --------------------------------------------------------------------------------------------------
                                                CLASS A                                           CLASS B
                         ----------------------------------------------------  --------------------------------------------
                                  FOR THE                    FOR THE                  FOR THE                FOR THE
                                YEAR ENDED                 YEAR ENDED                YEAR ENDED             YEAR ENDED
                              MARCH 31, 2014             MARCH 31, 2013            MARCH 31, 2014         MARCH 31, 2013
                         ------------------------  --------------------------  ---------------------  ---------------------
                           SHARES       AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                         ----------  ------------  -----------  -------------  --------  -----------  --------  -----------
Shares sold(3)(4).......  1,757,439  $ 19,039,758    5,416,785  $  62,579,052   117,880  $ 1,282,581   282,061  $ 3,259,259
Reinvested dividends....    249,100     2,678,268      380,593      4,365,435    15,009      161,599    19,598      225,123
Shares redeemed(3)(4)... (6,604,175)  (71,061,403) (13,849,327)  (159,070,338) (486,265)  (5,247,432) (371,142)  (4,278,192)
                         ----------  ------------  -----------  -------------  --------  -----------  --------  -----------
Net increase (decrease). (4,597,636) $(49,343,377)  (8,051,949) $ (92,125,851) (353,376) $(3,803,252)  (69,483) $  (793,810)
                         ==========  ============  ===========  =============  ========  ===========  ========  ===========

                                               GNMA FUND
                         ----------------------------------------------------
                                                CLASS C
                         ----------------------------------------------------
                                  FOR THE                    FOR THE
                                YEAR ENDED                 YEAR ENDED
                              MARCH 31, 2014             MARCH 31, 2013
                         ------------------------  --------------------------
                           SHARES       AMOUNT        SHARES        AMOUNT
                         ----------  ------------  -----------  -------------
Shares sold.............    240,934  $  2,645,994    1,048,290  $  12,116,850
Reinvested dividends....     38,032       410,705       80,372        924,664
Shares redeemed......... (2,340,241)  (25,407,206)  (2,502,463)   (28,716,232)
                         ----------  ------------  -----------  -------------
Net increase (decrease). (2,061,275) $(22,350,507)  (1,373,801) $ (15,674,718)
                         ==========  ============  ===========  =============

--------
(1)For the year ended March 31, 2014, includes automatic conversion of 20,154 shares of Class B shares in the amount of $193,287 to 20,162 shares of Class A shares in the amount of $193,287.
(2)For the year ended March 31, 2013, includes automatic conversion of 43,544 shares of Class B shares in the amount of $441,515 to 43,558 shares of Class A shares in the amount of $441,515.
(3)For the year ended March 31, 2014, includes automatic conversion of 39,836 shares of Class B shares in the amount of $431,678 to 39,945 shares of Class A shares in the amount of $431,678.
(4)For the year ended March 31, 2013, includes automatic conversion of 97,771 shares of Class B shares in the amount of $1,131,290 to 98,033 shares of Class A shares in the amount of $1,131,290.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


                                                                 STRATEGIC BOND FUND
                     ----------------------------------------------------------------------------------------------------------
                                             CLASS A                                               CLASS B
                     ------------------------------------------------------  --------------------------------------------------
                               FOR THE                     FOR THE                    FOR THE                   FOR THE
                             YEAR ENDED                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                           MARCH 31, 2014              MARCH 31, 2013             MARCH 31, 2014            MARCH 31, 2013
                     --------------------------  --------------------------  ------------------------  ------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold(1)(2)...  20,037,364  $  70,574,479   39,698,118  $ 141,997,626   1,561,817  $  5,483,865   3,254,487  $ 11,593,612
Reinvested dividends   2,812,086      9,825,626    2,550,049      9,085,201     392,316     1,370,206     302,081     1,075,790
Shares
 redeemed(1)(2)..... (44,018,941)  (153,795,261) (35,270,059)  (125,154,964) (4,581,464)  (15,981,270) (2,823,364)  (10,038,084)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease)......... (21,169,491) $ (73,395,156)   6,978,108  $  25,927,863  (2,627,331) $ (9,127,199)    733,204  $  2,631,318
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                       STRATEGIC BOND FUND
                     ------------------------------------------------------
                                             CLASS C
                     ------------------------------------------------------
                               FOR THE                     FOR THE
                             YEAR ENDED                  YEAR ENDED
                           MARCH 31, 2014              MARCH 31, 2013
                     --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                     -----------  -------------  -----------  -------------
Shares sold.........   6,034,013  $  21,399,391   14,476,888  $  51,811,193
Reinvested dividends   1,500,983      5,264,874    1,475,837      5,280,489
Shares redeemed..... (26,746,922)   (93,597,683) (13,406,963)   (47,878,110)
                     -----------  -------------  -----------  -------------
Net increase
 (decrease)......... (19,211,926) $ (66,933,418)   2,545,762  $   9,213,572
                     ===========  =============  ===========  =============

                                                                  HIGH YIELD BOND FUND
                         -----------------------------------------------------------------------------------------------------
                                               CLASS A                                             CLASS B
                         ---------------------------------------------------  ------------------------------------------------
                                  FOR THE                   FOR THE                   FOR THE                  FOR THE
                                YEAR ENDED                 YEAR ENDED                YEAR ENDED               YEAR ENDED
                              MARCH 31, 2014             MARCH 31, 2013            MARCH 31, 2014           MARCH 31, 2013
                         ------------------------  -------------------------  -----------------------  -----------------------
                           SHARES       AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
                         ----------  ------------  -----------  ------------  ----------  -----------  ----------  -----------
Shares sold(3)(4).......  6,980,643  $ 24,808,319    9,122,794  $ 31,448,594     985,464  $ 3,523,721   1,546,059  $ 5,378,068
Reinvested dividends....    752,185     2,657,899      819,177     2,850,296     114,254      404,144     125,945      439,400
Shares redeemed(3)(4)... (8,798,049)  (30,951,768) (13,173,287)  (45,652,403) (1,346,048)  (4,747,328) (1,157,337)  (4,051,421)
                         ----------  ------------  -----------  ------------  ----------  -----------  ----------  -----------
Net increase (decrease). (1,065,221) $ (3,485,550)  (3,231,316) $(11,353,513)   (246,330) $  (819,463)    514,667  $ 1,766,047
                         ==========  ============  ===========  ============  ==========  ===========  ==========  ===========

                                         HIGH YIELD BOND FUND
                         ---------------------------------------------------
                                               CLASS C
                         ---------------------------------------------------
                                  FOR THE                   FOR THE
                                YEAR ENDED                 YEAR ENDED
                              MARCH 31, 2014             MARCH 31, 2013
                         ------------------------  -------------------------
                           SHARES       AMOUNT        SHARES       AMOUNT
                         ----------  ------------  -----------  ------------
Shares sold.............  1,029,564  $  3,674,020    1,161,535  $  4,046,891
Reinvested dividends....    291,589     1,035,927      342,771     1,199,593
Shares redeemed......... (2,287,139)   (8,107,960)  (2,817,449)   (9,874,909)
                         ----------  ------------  -----------  ------------
Net increase (decrease).   (965,986) $ (3,398,013)  (1,313,143) $ (4,628,425)
                         ==========  ============  ===========  ============

--------
(1)For the year ended March 31, 2014, includes automatic conversion of 363,338 shares of Class B shares in the amount of $1,270,299 to 363,264 shares of Class A shares in the amount of $1,270,299.
(2)For the year ended March 31, 2013, includes automatic conversion of 396,814 shares of Class B shares in the amount of $1,403,483 to 396,709 shares of Class A shares in the amount of $1,403,483.
(3)For the year ended March 31, 2014, includes automatic conversion of 151,815 shares of Class B shares in the amount of $540,697 to 151,909 shares of Class A shares in the amount of $540,697.
(4)For the year ended March 31, 2013, includes automatic conversion of 207,491 shares of Class B shares in the amount of $724,006 to 207,774 shares of Class A shares in the amount of $724,006.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


Note 7. Line of Credit

   The SunAmerica family of mutual funds has established a $75 million committed and a $50 million uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or the overnight London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in other expenses on the Statements of Operations. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended March 31, 2014, the following Funds had borrowings:

                    DAYS     INTEREST AVERAGE DEBT WEIGHTED AVERAGE
FUND             OUTSTANDING CHARGES    UTILIZED       INTEREST
----             ----------- -------- ------------ ----------------
GNMA............      1        $446   $11,378,000        1.41%
Strategic Bond..      6         131       579,382        1.35
High Yield Bond.      7         144       531,956        1.40

   At March 31, 2014, there were no borrowings outstanding.

Note 8. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended March 31, 2014, none of the Funds participated in this program.

Note 9. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustees may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2014 -- (CONTINUED)


   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statements of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statements of Operations.

                                         AS OF MARCH 31, 2014
-                           -----------------------------------------------
                            RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
FUND                           LIABILITY        EXPENSE        PAYMENTS
----                        --------------- --------------- ---------------
U.S. Government Securities.     $3,386           $ 56           $3,514
GNMA.......................      2,039            119            2,043
Strategic Bond.............      2,441            268            2,338
High Yield Bond............      1,521             53            1,554

Note 10. Investment Concentration Note

   The High Yield Bond Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

   The U.S. Government Securities Fund and the GNMA Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the U.S. Government Securities Fund and the GNMA Fund's concentration in such investments, it may be subject to risks associated with the U.S. Government agencies or instrumentalities. At March 31, 2014, the Funds had 42.0% and 100.9%, respectively, of their net assets invested in such securities.

        SUNAMERICA INCOME FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the four funds constituting SunAmerica Income Funds (the "Trust'') at March 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
May 28, 2014

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2014 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers who oversee operations of the Funds and other investment companies within the Fund Complex.

                                                                                 NUMBER OF
                                     TERM OF                                      FUNDS IN
                     POSITION(S)    OFFICE AND                                  FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY      OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS         TRUSTEE(1)      HELD BY TRUSTEE(2)
-------------------- -----------  -------------- ------------------------------ ------------ -----------------------------
DISINTERESTED
TRUSTEES

Dr. Judith L. Craven  Trustee      2001-present  Retired.                            78      Director, Sysco Corporation
Age: 68                                                                                      (1996 to present); Director,
                                                                                             Luby's Inc. (1998 to
                                                                                             present).

William F. Devin      Trustee      2001-present  Retired.                            78      None
Age: 75

Richard W. Grant      Trustee;     2011-present  Retired. Prior to that,             29      None
Age: 68               Chairman                   Attorney and Partner at
                      of the                     Morgan Lewis and Bockius
                      Board                      (1989 to 2011).

Stephen J. Gutman     Trustee      1985-present  Vice President and                  29      None
Age: 70                                          Associate Broker, Corcoran
                                                 Group (real estate) (2003 to
                                                 present); President and
                                                 Managing Member, Beau-
                                                 Brummell Soho LLC
                                                 (licensing of menswear
                                                 specialty retailing and other
                                                 activities) (1995 to 2009);
                                                 President, SJG Marketing,
                                                 Inc. (2009 to present).

William J. Shea       Trustee      2004-present  Executive Chairman,                 29      Director, Boston Private
Age: 66                                          Caliber ID, Inc. (formerly                  Financial Holdings (2004 to
                                                 Lucid, Inc.) (medical                       present); Chairman,
                                                 devices) (2007 to present);                 Demoullas Supermarkets
                                                 Managing Partner, DLB                       (1999 to present).
                                                 Capital, LLC (private
                                                 equity) (2006 to 2007).

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2014 -- (UNAUDITED) (CONTINUED)

                                                                                NUMBER OF
                                     TERM OF                                     FUNDS IN
                     POSITION(S)    OFFICE AND                                 FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------  -----------  -------------- ----------------------------- ------------ --------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee         1995 to     President, CEO and                139             None
Age: 60                              present     Director, SunAmerica,
                                                 (1995 to present); Director,
                                                 AIG Capital Services, Inc.
                                                 ("ACS") (1993 to present);
                                                 Chairman, Advisor Group,
                                                 Inc. (2004 to present).



OFFICERS

John T. Genoy        President       2007 to     Chief Financial Officer,          N/A             N/A
Age: 45                              present     SunAmerica (2002 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2003 to present); Chief
                                                 Operating Officer,
                                                 SunAmerica (2006 to
                                                 present).

Gregory R. Kingston  Vice            2002 to     Vice President, SunAmerica        N/A             N/A
Age: 48              President       present     (2001 to present).
                     and
                     Treasurer*

Gregory N. Bressler  Secretary       2005 to     Senior Vice President and         N/A             N/A
Age: 48                              present     General Counsel,
                                                 SunAmerica (2005 to
                                                 present).
Timothy Pettee       Vice            2004 to     Chief Investment Strategist,      N/A             N/A
Age: 56              President       present     SunAmerica (2003 to
                                                 present).

James Nichols        Vice            2006 to     Director, President and           N/A             N/A
Age: 48              President       present     CEO, ACS (2006 to
                                                 present); Senior Vice
                                                 President, SunAmerica
                                                 (2002 to present).

--------
* Effective May 20, 2014, Mr. Kingston was elected Treasurer of the Trust, replacing Donna M. Handel.

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2014 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                                       TERM OF                                     FUNDS IN
                     POSITION(S)      OFFICE AND                                 FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------- -------------  -------------- ----------------------------- ------------ --------------------

Katherine Stoner     Chief            June 2011    Vice President, SunAmerica        N/A              N/A
Age: 57              Compliance       to present   Asset Management, LLC
                     Officer                       (May 2011 to present); Vice
                     ("CCO")                       President, The Variable
                                                   Annuity Life Insurance
                                                   Company ("VALIC") and
                                                   Western National Life
                                                   Insurance Company
                                                   ("WNL") (2006 to present);
                                                   Deputy General Counsel
                                                   and Secretary, VALIC and
                                                   WNL (2007 to present);
                                                   Vice President, VALIC
                                                   Financial Advisors, Inc. and
                                                   VALIC Retirement Services
                                                   Company (2010 to present).

Nori L. Gabert       Vice             2002 to      Vice President and Deputy         N/A              N/A
Age: 60              President        present      General Counsel,
                     and                           SunAmerica (2005 to
                     Assistant                     present).
                     Secretary

Kathleen D. Fuentes  Chief Legal      2013 to      Vice President and Deputy         N/A              N/A
Age: 45              Officer and      present      General Counsel,
                     Assistant                     SunAmerica (2006 to
                     Secretary                     present).
Matthew J. Hackethal Anti-            2006 to      Chief Compliance Officer,         N/A              N/A
Age: 42              Money            present      SunAmerica (2006 to
                     Laundering                    present).
                     Compliance
                     Officer


--------
* The business address for each Trustee and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The "Fund Complex" includes the Trust (4 funds), SunAmerica Equity Funds (2 funds), SunAmerica Series, Inc. (6 portfolios), SunAmerica Money Market Funds, Inc. (1 fund); Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 portfolios), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (7 portfolios).
(2)Trusteeships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies regulated under the 1940 Act.

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2014 -- (UNAUDITED) (CONTINUED)

(3)Mr. Harbeck is an "interested person" of the Funds, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4)Trustees serve until their successors are duly elected and qualified, subject to the Trustees' retirement plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling
(800) 858-8850.

        SUNAMERICA INCOME FUNDS
        SHAREHOLDER TAX INFORMATION -- MARCH 31, 2014 -- (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended March 31, 2014. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2015.

For the year ended March 31, 2014, the Funds paid the following long-term capital gains dividends along with percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                NET      QUALIFYING % FOR THE
                                             LONG-TERM      70% DIVIDENDS
                                           CAPITAL GAINS  RECEIVED DEDUCTION
                                           ------------- --------------------
  U.S. Government Securities Fund Class A.    $    --             -- %
  U.S. Government Securities Fund Class B.         --              --
  U.S. Government Securities Fund Class C.         --              --
  GNMA Fund Class A.......................     0.0002              --
  GNMA Fund Class B.......................     0.0002              --
  GNMA Fund Class C.......................     0.0002              --
  Strategic Bond Fund Class A.............         --            0.53
  Strategic Bond Fund Class B.............         --            0.53
  Strategic Bond Fund Class C.............         --            0.53
  High Yield Bond Fund Class A............         --            2.39
  High Yield Bond Fund Class B............         --            2.39
  High Yield Bond Fund Class C............         --            2.39

For the year ended March 31, 2014, certain dividends paid by the Strategic Bond Fund and High Yield Bond Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                                                AMOUNT
                                               --------
                         Strategic Bond Fund.. $119,379
                         High Yield Bond Fund.  156,126

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception", as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND

The SunAmerica U.S. Government Securities Fund Class A shares returned -3.11% (before maximum sales charge) for the 12-month period ended March 31, 2014. The Fund trailed its benchmark, the Bank of America Merrill Lynch ("BofA ML") U.S. Treasury Master Index/*/, which returned -1.53% during the same period.

Sector allocation and individual security selection decisions overall contributed positively to the Fund's results during the annual period. Having an allocation to mortgage-backed securities particularly helped, as mortgage-backed securities, which are not components of the BofA ML U.S. Treasury Master Index, outperformed U.S. Treasuries during the annual period. Duration positioning within the U.S. Treasury sector also boosted relative results. The Fund held a longer duration position than the BofA ML U.S. Treasury Master Index through the second quarter of 2013, which hindered relative results, but we steadily reduced the position during the remainder of the annual period. As interest rates rose overall on economic data and the potential unwinding of Fed stimulus, this shift in positioning helped. By the end of March 2014, the Fund's duration was shorter than that of the BofA ML U.S. Treasury Master Index by a little more than one-third of a year.

Such positive contributors, however, were not enough to offset the detracting effect of duration positioning in the mortgage-backed securities sector or of yield curve positioning within the government securities sector. The Fund had a long duration within the mortgage-backed securities sector for most of the annual period, which hindered results, as rates rose. The Fund's 6.9% average position in cash and cash equivalents also detracted from performance.

During the second half of the annual period, we increased the Fund's weightings in U.S. government-related securities and cash and reduced its allocations to mortgage-backed securities and U.S. Treasuries. With these changes, at the end of the annual period, the Fund had approximately 40% of its total net assets invested in U.S. Treasuries, 29% in GNMAs, 13% in other government-related securities and 18% in cash and cash equivalents. The cash position was held primarily in repurchase agreements. The Fund maintained a shorter duration than that of the BofA ML U.S. Treasury Master Index at the end of the annual period.

--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of your investment in this Fund may go up or down in response to changes in interest rates.

*The Bank of America Merrill Lynch (BofA ML) U.S. Treasury Master Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in U.S. Government Securities Fund Class A shares would have increased to $13,031. The same amount invested in securities mirroring the performance of the BofA Merrill Lynch U.S. Treasury Master Index would be valued at $14,873.



U.S. GOVERNMENT SECURITIES FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -7.68%    -3.11%   -7.64%    -3.84%   -4.79%    -3.84%
--------------------------------------------------------------------------
5 Year Return      0.83%     9.40%    0.79%     5.91%    1.15%     5.91%
--------------------------------------------------------------------------
10 Year Return     2.68%    36.80%    2.64%    29.75%    2.51%    28.09%
--------------------------------------------------------------------------
Since Inception*   4.47%   157.38%    5.30%   326.00%    3.80%    73.82%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 10/1/93; Class B: 03/3/86; Class C: 06/1/99.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ending March 31, 2014, the SunAmerica U.S. Government Securities Fund Class A returned -7.68%, compared to -1.53% for the BofA Merrill Lynch U.S. Treasury Master Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The BofA Merrill Lynch U.S. Treasury Master Index tracks the performance of
   U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GNMA FUND

The SunAmerica GNMA Fund Class A shares returned -3.22% (before maximum sales charge) for the 12-month period ended March 31, 2014. The Fund underperformed its benchmark, the Bank of America Merrill Lynch ("BofA ML") Mortgages GNMA Master Index/*/, which returned -0.08% during the same period.

Detracting most from the Fund's results during the annual period was its yield curve positioning in the GNMA and U.S. Treasury securities sectors. Duration positioning in U.S. Treasury securities also hindered results, as the Fund had a long duration within this sector for most of the annual period when interest rates generally rose. The Fund's 3.6% average position in cash and cash equivalents also detracted from performance.

Contributing positively to the Fund's results relative to its benchmark index was individual security selection and duration positioning within the GNMA sector. The Fund held a longer duration position than the BofA ML Mortgages GNMA Master Index through the first half of the annual period, but steadily reduced the position during the latter half. As interest rates rose overall on economic data and the potential unwinding of Fed stimulus, this shift in positioning helped. By the end of the annual period, the Fund's duration was shorter than that of the BofA ML Mortgages GNMA Master Index by a little more than three-fourths of a year.

Since mid-2013, we increased the Fund's weightings in GNMAs and cash and reduced its allocations to U.S. Treasuries. With these changes, at the end of the annual period, the Fund had approximately 93% of its total net assets invested in GNMAs, with the remainder in U.S. Treasuries, other government-related securities, cash and cash equivalents. The Fund maintained a shorter duration than that of its benchmark index at the end of the annual period.

--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other. Therefore, as with any bond fund, the value of your investment in this Fund may go up or down in response to changes in interest rates.

*The Bank of America Merrill Lynch (BofA ML) Mortgages GNMA Master Index is a subset of the Bank of America Merrill Lynch U.S. Mortgage Backed Securities Index including all securities issued by Ginnie Mae except for interest-only fixed rate mortgage pools and hybrids. The Bank of America Merrill Lynch U.S. Mortgage Backed Securities Index tracks the performance of U.S. dollar denominated fixed rate and hybrid residential mortgage pass-through securities publicly issued by U.S. agencies in the U.S. domestic market. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in GNMA Fund Class A shares would have increased to $13,481. The same amount invested in securities mirroring the performance of the BofA Merrill Lynch Mortgages GNMA Master Index would be valued at $15,836.



GNMA FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -7.80%    -3.22%   -7.61%    -3.83%   -4.85%    -3.91%
--------------------------------------------------------------------------
5 Year Return      1.24%    11.66%    1.23%     8.10%    1.57%     8.10%
--------------------------------------------------------------------------
10 Year Return     3.03%    41.56%    2.87%    32.67%    2.87%    32.66%
--------------------------------------------------------------------------
Since Inception*   5.00%   185.16%    6.53%   608.12%    4.11%    81.73%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 10/11/93; Class B: 04/25/83; Class C: 06/1/99.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ending March 31, 2014, the SunAmerica GNMA Fund Class A returned -7.80%, compared to -0.08% for the BofA Merrill Lynch Mortgages GNMA Master Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The BofA Merrill Lynch Mortgages GNMA Master Index is a subset of the BofA
   Merrill Lynch U.S. Mortgage Backed Securities Index including all securities issued by Ginnie Mae except for interest-only fixed rate mortgage pools and hybrids. The BofA Merrill Lynch U.S. Mortgage Backed Securities Index tracks the performance of U.S. dollar denominated fixed rate and hybrid residential mortgage pass-through securities publicly issued by U.S. agencies in the U.S. domestic market. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA STRATEGIC BOND FUND

The SunAmerica Strategic Bond Fund Class A shares returned 2.34% (before maximum sales charge) for the 12-month period ended March 31, 2014. The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index/*/, which returned -0.10% during the same annual period.

The Fund's outperformance relative to its benchmark can be attributed primarily to sector selection during the annual period, especially its allocations to spread, or non-U.S. Treasury, sectors. In general, the monetary policies of the Federal Reserve (the "Fed") and other central banks globally served to support the performance of spread sectors and dampen volatility during the annual period. In addition, reasonable fundamentals and relatively attractive valuations, especially in lower rated investments, drew investors into these spread sectors. In the high yield corporate bond sector, for example, expectations of low default rates going forward and attractive yields, notable in today's low rate environment, provided solid support to the sector. In turn, the Fund's allocation to high yield corporate bonds provided a strong boost to its relative results during the annual period. An allocation to investment grade corporate bonds proved a positive contributor to the Fund's performance as well, as this sector bounced back strongly from second quarter 2013 weakness as the annual period progressed. These positive contributors more than offset exposure to emerging market bonds, which detracted. The Fed's quantitative easing program initially led to a strong rally in emerging markets debt. However, this rally was cut short and reversed following discussion of the tapering of this program. Thus, while other spread sectors bounced back after the initial spring 2013 sell-off, emerging markets were more broadly and lastingly impacted. Moreover, fears of slower economic growth in key emerging market countries tempered the sector's performance.

Security selection, always a key and integral part of our investment process, was a strong positive driver of the Fund's returns relative to the Barclays U.S. Aggregate Bond Index during the annual period. Overall, security selection was most effective within the high yield corporate bond and emerging market bond sectors. In the high yield corporate bond sector, top performing individual securities during the annual period included wireless carrier Cricket Communications, integrated payment solutions provider Harland Clarke Holdings and diversified business incubator Innovation Ventures. In the emerging market bond sector, investments in Argentina and Hungary proved to be the strongest positive contributors. Weak performers for the Fund included positions in oilfield services company Green Field Energy Services, telecommunication services firm Telecom Italia Capital-Global, gambling operator Waterford Gaming and security services provider ADT.

While the Fund remained U.S.-centric, portions of the Fund were allocated to non-U.S. dollar denominated sovereign and emerging market bonds, which meant country exposure had an impact on results during the annual period. Fears of the withdrawal of monetary stimulus coupled with slowing economic growth proved especially challenging for countries more dependent on commodities. Conversely, countries seen as on the path to economic recovery proved positive contributors to the Fund's performance. Certain bond positions in South Africa, Australia and Turkey detracted from relative results, while exposure to bonds in Poland and the United Kingdom added value overall.

The Fund's strategy does not employ duration as a major driver of returns. Nevertheless, the Fund does take a tilt toward duration with respect to its benchmark. During the annual period, the Fund held a duration position that was marginally longer than that of the Barclays U.S. Aggregate Bond Index. This positioning proved to have a modestly negative impact on performance, as interest rates moved higher throughout the annual period.

During the annual period, we increased the Fund's allocation to the corporate sector, both investment grade and high yield. In investment grade, an overweight in financials was maintained given what we considered to be the attractiveness of the industry and reduced event risk. In high yield, an underweight in BB-rated securities and an overweight in the energy industry were key themes. We reduced the Fund's exposure to sovereign debt and mortgage-backed securities during the annual period. We reduced the Fund's allocation to sovereign debt because a lower commitment to emerging markets debt was enacted. An already underweight allocation to mortgage-backed securities was made more underweight given our view that the sector's valuations had become rich, as driven by Fed activity and lack of supply.

With these changes, the Fund ended the annual period on March 31, 2014 most overweight relative to the Barclays U.S. Aggregate Bond Index to corporate bonds. Within the credit sector, the Fund was overweight to industrials, financials and utilities. To a far more modest degree, the Fund was also overweight relative to its benchmark index in sovereign debt. On the same date, the Fund was

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

underweight relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasuries, mortgage-backed securities, agency securities, supranationals and commercial mortgage-backed securities. The Fund had neutral weightings relative to its benchmark index in asset-backed securities and covered bonds at the end of the annual period.

--------
Past performance is no guarantee of future results.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Investing internationally involves special risks, such as currency fluctuations and economic and political instability.

*The Barclays U.S. Aggregate Bond Index represents securities that are
 SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Strategic Bond Fund Class A shares would have increased to $17,639. The same amount invested in securities mirroring the performance of the Barclays U.S. Aggregate Bond Index would be valued at $15,475.



STRATEGIC BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -2.53%     2.34%   -1.99%     1.95%    0.71%     1.69%
--------------------------------------------------------------------------
5 Year Return      9.89%    68.50%    9.99%    62.97%   10.27%    63.04%
--------------------------------------------------------------------------
10 Year Return     5.84%    85.18%    5.76%    75.07%    5.64%    73.05%
--------------------------------------------------------------------------
Since Inception*   6.58%   285.33%    6.94%   282.43%    6.55%   255.38%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/1/93; Class B: 04/1/94; Class C: 04/1/94.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ending March 31, 2014, the SunAmerica Strategic Bond Fund Class A returned -2.53%, compared to -0.10% for the Barclays U.S. Aggregate Bond Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Barclays U.S. Aggregate Bond Index represents securities that are
   SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA HIGH YIELD BOND FUND

The SunAmerica High Yield Bond Fund Class A shares gained 5.60% (before maximum sales charge) for the 12-month period ended March 31, 2014. The Fund posted solid absolute gains but underperformed its benchmark, the Citigroup High Yield Market Index/*/, which returned 7.38% during the same annual period.

In the first months of the annual period, the U.S. high yield bond market suffered its first quarterly loss since the third quarter of 2011, as investors in higher-yielding securities drove a sell-off after the Federal Reserve (the "Fed") surprised markets with its earlier-than-expected plan to taper asset purchases. Still, high yield bonds managed to outperform duration-equivalent U.S. Treasuries during the second quarter of 2013. For the last nine months of the annual period, high yield bonds more significantly outperformed duration-equivalent U.S. Treasuries.

The technical, or supply/demand, backdrop was mixed but overall positive. Following net inflows in April and May 2013, investor demand turned sharply negative in June, with mutual fund outflows of $12.2 billion. New issuance slowed markedly, with $77.4 billion priced following a record $101.3 billion in the first quarter. During the last nine months of the annual period, investor flows were positive but fluctuated with expectations of Fed policy and U.S. government budget debate. The new issue market was generally busy, bringing total issuance for the last nine months of the annual period to $221.9 billion. Fundamentals also remained strong. The trailing 12-month par-weighted default rate ended March 2014 at 0.61%, according to JPMorgan, well below its long-term average. Also, while acknowledging a pickup toward the end of the annual period in shareholder-friendly actions such as mergers and acquisitions and leveraged buyouts, issuers had meaningfully strengthened their balance sheets and liquidity positions since the 2008 credit crisis, and proceeds from new issuance were used mainly to refinance existing debt. The sector's average yield at the end of the annual period compared favorably to other fixed income sectors.

Amidst the broadly supportive but somewhat volatile macro backdrop, the Fund maintained a slightly defensive positioning throughout the annual period, with a bias toward higher quality, lower yielding securities, as we believed this positioning was prudent given the risk/reward tradeoffs in the credit cycle. This positioning, however, combined with a small cash position, detracted from the Fund's results, as the high yield bond market rallied substantially during the annual period, with lower quality bonds outperforming higher quality bonds.

Sector allocation also detracted from the Fund's results relative to its benchmark index during the annual period. Overweight allocations to the comparatively weak wireless and financial services industries weighed on the Fund's relative performance. A residual cash position in a rising market further detracted. Only partially offsetting these detractors was the positive impact of the Fund's overweight allocation to the comparatively strong technology industry and its underweight allocation to the lagging gaming industry.

Security selection detracted from the Fund's performance during the annual period as well, albeit more modestly. Weak security selection in the paper and media-non-cable industries more than offset effective security selection in the financial services, wireless, utilities and chemicals industries. Detracting from the Fund's relative results during the annual period were positions in Caraustar Industries, a recycled paperboard and packaging solutions company; NII Holdings, a mobile communications provider for business customers in Latin America; Savient Pharmaceuticals, a broadly diversified pharmaceuticals company; and Cobalt International Energy, an oil-focused exploration and production company. Not owning certain securities in radio station owner and operator Clear Channel Media and Entertainment, which performed well, also hurt. Among the greatest individual contributors to the Fund's relative returns during the annual period were holdings in wireless and wireline communications operator Sprint Nextel; semiconductor device manufacturer Micron Technology and title lending business Titlemax. Having an underweight position in the securities of casino resort operator Caesars Entertainment, which lagged the Citigroup High Yield Market Index, also boosted relative results.

During the annual period, we shifted to a significantly overweight position in the wireless industry, as we believed recent consolidation in the industry could improve its dynamics. In particular, we added to the Fund's position in Sprint Nextel. We also exited a position in retailer JC Penney during the annual period. We had been hopeful JC Penney would be able to quickly undo the damage it had done to its operations under its former chief executive officer. However, when shoppers proved more difficult to recapture, the risks of our investment no longer seemed to justify maintaining the position.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)


As of March 31, 2014, the Fund maintained its slightly defensive positioning. The Fund was overweight relative to the Citigroup High Yield Market Index in the financial institutions, wireless and media cable industries and was underweight its benchmark index in the energy and utilities industries at the end of the annual period.

--------
Past performance is no guarantee of future results.

High-yield bonds tend to have lower interest-rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates.

*The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in High Yield Bond Fund Class A shares would have increased to $17,433. The same amount invested in securities mirroring the performance of the Citigroup High Yield Market Index would be valued at $22,316.



HIGH YIELD BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      0.55%     5.60%    1.21%     5.21%    3.92%     4.92%
--------------------------------------------------------------------------
5 Year Return     14.38%   105.83%   14.53%    99.08%   14.73%    98.83%
--------------------------------------------------------------------------
10 Year Return     5.72%    82.99%    5.69%    73.92%    5.55%    71.65%
--------------------------------------------------------------------------
Since Inception*   5.19%   128.96%    5.15%   116.82%    5.17%    98.64%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/2/98; Class B: 11/2/98; Class C: 08/21/00.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ending March 31, 2014, the SunAmerica High Yield Bond Fund Class A returned 0.55%, compared to 7.38% for the Citigroup High Yield Market Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

** The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

   TRUSTEES                   VOTING PROXIES ON       DISCLOSURE OF
    Richard W. Grant          TRUST PORTFOLIO         QUARTERLY PORTFOLIO
    Peter A. Harbeck          SECURITIES              HOLDINGS
    Dr. Judith L. Craven      A description of the    The Trust is required
    William F. Devin          policies and            to file its com-plete
    Stephen J. Gutman         proce-dures that the    schedule of portfolio
    William J. Shea           Trust uses to           holdings with the U.S.
                              determine how to vote   Securities and
   OFFICERS                   proxies relating to     Exchange Commission
    John T. Genoy, President  secu-rities held in a   for its first and
    James Nichols, Vice       Fund's portfolio,       third fiscal quarters
      President               which is available in   on Form N-Q. The
    Timothy Pettee, Vice      the Trust's Statement   Trust's Forms N-Q are
      President               of Additional           available on the
    Katherine Stoner, Vice    Information, may be     U.S. Securities and
      President and Chief     ob-tained without       Exchange Commis-sion
      Compliance Officer      charge upon request,    website at
    Gregory N. Bressler,      by calling (800)        www.sec.gov. You can
      Secretary               858-8850. The           also review and obtain
    Nori L. Gabert, Vice      in-formation is also    copies of the Forms
      President and           available from the      N-Q at the U.S.
      Assistant Secretary     EDGAR database on the   Securities and
    Kathleen Fuentes, Chief   U.S. Secu-rities and    Exchange Commission
      Legal Officer and       Exchange Commission's   Public Refer-ence Room
      Assistant Secretary     website at              in Washington DC
    Gregory R. Kingston,      http://www.sec.gov.     (information on the
      Vice President and                              operation of the
      Treasurer               DELIVERY OF             Public Reference Room
    John E. Smith Jr.,        SHAREHOLDER DOCUMENTS   may be ob-tained by
      Assistant Treasurer     The Funds have adopted  calling
    Matthew J. Hackethal,     a policy that allows    1-800-SEC-0330).
      Anti-Money Laundering   them to send only one
      Compliance Officer      copy of a Fund's        PROXY VOTING RECORD ON
                              prospectus, proxy       SUNAMERICA INCOME FUNDS
   INVESTMENT ADVISER         material, annual        Information regarding
    SunAmerica Asset          report and semi-annual  how the Funds voted
      Management, LLC         report (the             proxies relating to
    Harborside Financial      "shareholder            securities held in the
      Center                  documents") to          Funds during the most
    3200 Plaza 5              shareholders with       recent twelve month
    Jersey City, NJ           multiple accounts       period ended June 30
      07311-4992              residing at the same    is available, once
                              "household." This       filed with the U.S.
   DISTRIBUTOR                practice is called      Securities and
    AIG Capital Services,     householding and        Exchange Commission,
      Inc.                    reduces Fund expenses,  without charge, upon
    Harborside Financial      which benefits you and  request, by calling
      Center                  other shareholders.     (800) 858-8850 or on
    3200 Plaza 5              Unless the Funds        the U.S. Securities
    Jersey City, NJ           receive instructions    and Exchange
      07311-4992              to the con-trary, you   Commission's website
                              will only receive one   at http://www.sec.gov.
   SHAREHOLDER SERVICING      copy of the
   AGENT                      shareholder documents.  This report is
    SunAmerica Fund           The Funds will          submitted solely for
      Services, Inc.          continue to household   the general
    Harborside Financial      the share-holder        information of
      Center                  documents               shareholders of the
    3200 Plaza 5              indefinitely, until we  Funds. Distribution of
    Jersey City, NJ           are instructed          this report to persons
      07311-4992              otherwise. If you do    other than
                              not wish to             shareholders of the
   CUSTODIAN AND TRANSFER     participate in          Funds is authorized
   AGENT                      householding please     only in con-nection
    State Street Bank and     contact Shareholder     with a currently
      Trust Company           Services at (800)       effective pro-spectus,
    P.O. Box 5607             858-8850 ext. 6010 or   setting forth details
    Boston, MA 02110          send a written request  of the Funds, which
                              with your name, the     must precede or
                              name of your fund(s)    accom-pany this report.
                              and your account
                              number(s) to
                              SunAmerica Mutual
                              Funds c/o BFDS, P.O.
                              Box 219186, Kansas
                              City MO, 64121-9186.
                              We will resume
                              individual mailings
                              for your account
                              within thirty (30)
                              days of receipt of
                              your request.

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:


                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. DISTRIBUTED BY:
AIG CAPITAL SERVICES, INC.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

WWW.SAFUNDS.COM

INANN - 3/14


[LOGO]

Sun America
Mutual Funds

Item 2.  Code of Ethics.

         The SunAmerica Income Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2014, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                2013       2014
         (a) Audit Fees ....................$ 166,506   $ 171,504
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$  64,173   $  57,040
         (d) All Other Fees ................$       0   $       0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2013           2014
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$       0   $       0
         (d) All Other Fees ................$       0   $       0


    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2013 and 2014 were $117,763 and $103,022, respectively.

    (h)  Not applicable.


Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Income Funds

By: /s/ John T. Genoy
    -----------------------
    John T. Genoy
    President

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -----------------------
    John T. Genoy
    President

Date: June 6, 2014

By: /s/ Gregory R. Kingston
    -----------------------
    Gregory R. Kingston
    Treasurer

Date: June 6, 2014